UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2003 - February 29, 2004

Item 1: Reports to Shareholders

                                      VANGUARD(R) U.S. GROWTH FUND
                                      FEBRUARY 29, 2004



                                      SEMIANNUAL REPORT


                                      [THE VANGUARD GROUP(R)]

                          HOW TO READ YOUR FUND REPORT

--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

CONTENTS

1 LETTER FROM THE CHAIRMAN
6 REPORT FROM THE ADVISOR
10 FUND PROFILE
11 GLOSSARY OF INVESTMENT TERMS
12 PERFORMANCE SUMMARY
13 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
24 ADVANTAGES OF VANGUARD.COM

SUMMARY

- Vanguard U.S. Growth Fund returned 11.9% for the six months ended February 29, 2004. This was a welcome continuation of the fund's fiscal 2003 gain, which followed a trying two-year downturn.
- The fund's return fell slightly short of its benchmark's result, but outpaced that of its average mutual fund peer.
- The fund's holdings in its three largest sector weightings--health care, financial services, and technology--were the largest contributors to the fund's return, while the fund's consumer discretionary and utilities stocks underperformed.

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.
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


--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Fellow Shareholder,

Vanguard U.S. Growth Fund's Investor and Admiral Shares each returned 11.9% during the fiscal half-year ended February 29, 2004. The fund benefited from the advisor's allocation of assets to some of the half-year's best-performing sectors and from a resurgence of investor interest in the stock market.


[PICTURES OF JOHN J. BRENNAN]

For the period, the fund's return fell a bit short of that of the Russell 1000 Growth Index, a benchmark for the U.S. large-capitalization stock universe, but surpassed the 9.9% gain of the average large- cap growth mutual fund by 2 percentage points.

--------------------------------------------------------------------------------
Total Returns                                                   Six Months Ended
                                                               February 29, 2004
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund
  Investor Shares                                                          11.9%
  Admiral Shares                                                           11.9
Russell 1000 Growth Index                                                  12.2
Average Large-Cap Growth Fund*                                              9.9
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The table at left provides details about the total returns (capital change plus reinvested dividends) for your fund; its unmanaged benchmark; its average peer fund; and the Wilshire 5000 Total Market Index, the broadest measure of the U.S. stock market. You can find information on the fund's per-share distributions and its starting and ending net asset values in the table on page 5.

STOCKS CONTINUED THEIR COMEBACK

As the fiscal half-year got under way last September, the U.S. stock market was in the midst of a strong advance. The gains continued throughout the period, buoyed by a steady flow of positive corporate earnings reports and economic data that suggested the national economy was continuing to mend.

During the six months, the U.S. stock market, as measured by the Wilshire 5000 Index, returned 15.3%. The Russell 2000 Index, a proxy for small-cap stocks, returned 18.3%, outpacing the mid- to large-cap stocks in the Russell 1000 Index, which returned 14.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values) outpaced growth stocks (those expected to produce above-average earnings growth).

International equities continued to provide generous gains for U.S.-based investors. Returns from European markets were generally stronger than those from Pacific markets, and returns from emerging markets were outstanding. The continued decline in the U.S. dollar's relative value transformed local-currency-based results into impressive dollar- denominated returns.

AS INTEREST RATES REMAINED LOW, INVESTORS SOUGHT OUT RISKIER BONDS

In the fixed income markets, demand for U.S. Treasury issues remained strong, boosting the price of the 10-year Treasury note while reducing its yield from 4.46% at the start of the period to 3.97% by February 29. However, the low level of market rates in general, together with signs of a strengthening economy, prompted some investors to opt for the higher yields to be obtained from riskier bonds. As a result, returns of corporate bonds exceeded those of government bonds with similar maturities. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a six-month return of 10.6%, while the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 4.9%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 29, 2004
                                                 -------------------------------
                                                       SIX        ONE       FIVE
                                                    MONTHS       YEAR     YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.8%      39.7%      0.5%
Russell 2000 Index (Small-caps)                       18.3       64.4       9.8
Wilshire 5000 Index (Entire market)                   15.3       42.5       1.2
MSCI All Country World Index
  ex USA (International)                              25.4       55.9       2.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            4.9%       4.5%      7.2%
  (Broad taxable market)
Lehman Municipal Bond Index                            6.5        6.3       6.1
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.4
================================================================================
CPI
Consumer Price Index                                   0.9%       1.7%      2.5%
--------------------------------------------------------------------------------
*Annualized.

Short-term interest rates remained low and stable, fluctuating within a tight range of 0.91% to 0.97% throughout the six months. The 3-month Treasury bill, a proxy for money market rates, ended the half-year with a yield of 0.94%, just 3 basis points below its initial 0.97% yield.

--------------------------------------------------------------------------------
Admiral(TM) Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

SOLID GAINS IN THE FUND'S LARGEST SECTORS BOLSTERED ITS RETURN

The U.S. Growth Fund's rebound in fiscal 2003 from the most troubling two fiscal years in its 45-year history continued during the first six months of fiscal 2004. Two factors played a part in the upturn: strong security selection and a stock market environment that was more amenable to the type of quality companies poised for long-term growth that the fund's advisor, Alliance Capital Management, aims to identify.

The fund's financial services holdings were among the biggest contributors to the fund's total return during the six months. The fund's heavy weighting in this sector--nearly twice that of the Russell 1000 Growth Index--combined with the advisor's stock selection, paid off handsomely. Specifically, heightened activity in the capital markets and excellent earnings growth in the insurance industry led to strong gains for the fund's diversified financial companies and insurance providers. The largest gains came from leading names in those fields, including Citigroup (+17.7%) and American International Group (+24.5%).

The health care and technology sectors also provided a hefty boost for the fund. The fund's health care holdings (roughly 25% of assets at the end of the half-year), propelled by recent Medicare reforms, gained 16.6% and contributed more than one-third of the fund's 11.9% return. Top performers included drugmakers Forest Laboratories (+60.6%) and Pfizer (+23.6%), which were aided by their promising new-drug pipelines. The fund's tech holdings (roughly 30% of assets at the end of the half-year) advanced 10.4%, in part due to increased business demand, contributing 3 percentage points to the fund's total return. Noteworthy holdings were Juniper Networks (+50.3%) and Symantec (+42.6%).

The fund's consumer discretionary stocks were among its weakest performers, as the sector produced the only negative return out of the 11 sectors in which the fund invests. A few holdings, including eBay (+24.0%) and Avon Products (+10.9%), posted respectable gains, but these were offset by lackluster results from other stocks in the category.

MAINTAIN YOUR BALANCE THROUGH ALL TYPES OF MARKET CONDITIONS

Although stock markets in the United States and abroad enjoyed a welcome resurgence over the past several months, we continue to urge investors to proceed with caution and not to chase performance or make sudden changes in their asset allocations. Investors enhance their ability to meet their long-term financial goals by sticking with balanced portfolios of stocks, bonds, and short-term reserves appropriate for their individual situations.

No matter how the market performs in the short term, maintaining a balanced portfolio over the long term enables you to benefit from the gains of the best-performing asset classes and to be less affected by the lows of the worst-performing classes. For investors who seek long-term growth of capital--and are comfortable with the inherent risks--Vanguard U.S. Growth Fund can be an important component of such a portfolio.

We thank you for entrusting your hard-earned assets to us.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

March 10, 2004

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YOUR FUND'S PERFORMANCE AT A GLANCE            AUGUST 31, 2003-FEBRUARY 29, 2004

                                                     DISTRIBUTIONS PER SHARE
                                                     -----------------------
                                 STARTING       ENDING       INCOME      CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares                  $14.00       $15.61       $0.047       $0.000
  Admiral Shares                    36.28        40.41        0.189        0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
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For the six months ended February 29, 2004, the U.S. Growth Fund advanced 11.9%, a result just shy of the 12.2% increase of our benchmark, the Russell 1000 Growth Index.

INVESTMENT ENVIRONMENT

The fiscal half-year began with improving expectations for U.S. economic growth and corporate profits. As promising reports on these topics came in, the markets saw a strong upswing in investor confidence.

In line with the shift in perceptions, the market recovery has been characterized by disproportionate strength in cyclical stocks and a bolder appetite for risk among investors. These factors were reflected in the strong relative performance of a number of fundamentally challenged companies over the past year. Conversely, consistently defensive growth-oriented sectors such as health care and consumer staples have generally underperformed, even though they include many companies with impressive fundamentals and solid earnings growth.

These trends persisted over much of the fiscal half-year. However, February witnessed a correction of this momentum, with strong relative performance by a number of noncyclical growth sectors (in particular, consumer staples and health care) juxtaposed with pronounced weakness in many cyclical sectors.

--------------------------------------------------------------------------------
Investment  Philosophy
The advisor believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

OUR SUCCESSES

The fund's six-month gain came primarily from results in two prominent sectors, financial services and health care. In the financial services group, we benefited from favorable stock selection combined with strong sector performance. Stocks of note were American International Group, Morgan Stanley, and Citigroup.

While the fund's large exposure to health care was beneficial, stock selection in the group had mixed results. We did see good returns from Forest Laboratories and WellPoint Health Networks, both of which are top-ten holdings. The fund's technology holdings--our largest sector exposure--had generally strong results, but as a group modestly lagged the broad market sector. Here, too, our stock selection was mixed. Particularly favorable contributions came from Juniper Networks, Symantec, and Broadcom.

OUR SHORTFALLS

Our underweighting in consumer staples stocks compared with the Russell 1000 Growth Index adversely affected the fund's relative result.

As noted earlier, the fund's health care and tech holdings were a mixed proposition. Several stocks in each sector underperformed (Amgen, Health Management Associates, Medtronic, Dell, and Linear Technology). Disappointing results from several consumer discretionary holdings (including Bed Bath & Beyond and Viacom) further hindered our overall performance.

POSITIONING OF THE PORTFOLIO

Anticipating an improving economic environment with accelerating corporate profits and cash flow, we increased the fund's exposure to cyclical growth stocks early in the fiscal half-year. We did this primarily by adding to longer-term holdings in technology and financial services companies that had successfully weathered the challenges of the prior two years and that appeared well positioned to capitalize on an economic upswing. Some of the companies that met these criteria were Dell, Intel, Symantec, Juniper Networks, Veritas, and Morgan Stanley.

We also established or added to positions in some successful companies with commanding competitive positions and distinctly superior growth prospects. These included Broadcom, Marvell Technology Group, Electronic Arts, Intuit, Goldman Sachs, and Merrill Lynch. We funded these new investments by reducing our consumer staples and consumer services positions.

Recent economic evidence has reinforced our optimism about the prospects for significant recovery in corporate profits and, with a lag, capital spending. The past two years have seen the sharpest cyclical rebound in pre-tax margins in 40 years. Operating cash flow has rebounded broadly and--in tandem with a subdued level of corporate spending--has resulted in record free cash flow and liquidity. Corporate cash levels have recently grown at the fastest rate in 20 years. Measured against revenues and cash flows, capital spending has been unprecedentedly low. Manufacturing inventories remain low relative to sales, and recent reports have shown a significant increase in the pace of new orders.

While the past year's market recovery has clearly anticipated and discounted a good measure of this improvement, we think that the strong cyclical recovery will continue. We have selectively added several technology-oriented positions (such as Applied Materials and SAP), but--recognizing the degree to which tech stocks already have climbed--we have funded these purchases with reductions in other technology holdings.

While we have increased the fund's exposure to economically sensitive sectors, we continue to seek out companies with long records of superior growth and success. Many of these firms grew impressively during the challenging 2000-2003 period and continue to achieve 15% to 20% growth, although they sell at historically modest relative valuations. Their fundamental success and strength have, at least in a relative sense, gone unrewarded. Among the more prominent names that fit this bill are Pfizer, American International Group, Stryker, WellPoint, UnitedHealth Group, Amgen, and MBNA. In addition, we have recently initiated or increased positions in Forest Laboratories, Alcon, Zimmer Holdings, Gilead Sciences, and St. Jude Medical.

We have sought to build the portfolio around successful companies that have leading--and in a number of cases, dominant--competitive positions, that have shown excellent historical growth and profitability, and that we expect will sustain that growth. This is reflected in the five-year average revenue growth rate of 16.2% for the fund's current holdings, as compared with rates of 11.4% and 8.9% for the Russell 1000 Growth Index and the Standard & Poor's 500 Index, respectively. Similarly, historical earnings growth was 16.7% for the fund's holdings, compared with 11.4% for the Russell 1000 Growth Index and 7.5% for the S&P 500 Index.

While we have been disappointed with the fund's recent relative performance, we are encouraged by the strong fundamentals of most of our holdings. We believe that their superior business success and growth will ultimately be the primary determinants of the fund's investment success.

John L. Blundin, EXECUTIVE VICE PRESIDENT

Alan Levi, SENIOR VICE PRESIDENT

ALLIANCE CAPITAL MANAGEMENT L.P.

MARCH 16, 2004

--------------------------------------------------------------------------------
As of 2/29/2004

FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.
--------------------------------------------------------------------------------

U.S. GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Stocks                              60            584            5,179
Median Market Cap                         $43.7B         $57.2B           $29.1B
Price/Earnings Ratio                       26.9x          26.3x            23.5x
Price/Book Ratio                            4.3x           4.7x             3.2x
Yield                                       1.0%           1.5%
  Investor Shares                           0.2%
  Admiral Shares                            0.4%
Return on Equity                           22.6%          23.7%            15.7%
Earnings Growth Rate                       16.7%          11.4%             5.4%
Foreign Holdings                            2.5%           0.0%             0.9%
Turnover Rate                               42%+             --               --
Expense Ratio                                                --               --
  Investor Shares                         0.54%+
  Admiral Shares                          0.32%+
Short-Term Reserves                           1%             --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                            COMPARATIVE                    BROAD
                                     FUND        INDEX*         FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.96          1.00         0.87        1.00
Beta                                 1.16          1.00         1.29        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                   COMPARATIVE             BROAD
                                           FUND         INDEX*           INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         2%             2%               3%
Consumer Discretionary                       12             17               16
Consumer Staples                              2              9                7
Financial Services                           19             11               24
Health Care                                  25             24               13
Integrated Oils                               0              0                3
Other Energy                                  0              1                2
Materials & Processing                        0              1                4
Producer Durables                             3              3                4
Technology                                   32             23               14
Utilities                                     2              2                6
Other                                         2              7                4
--------------------------------------------------------------------------------
Short-Term Reserves                           1%            --               --
--------------------------------------------------------------------------------

*Russell 1000 Growth Index.
**Wilshire 5000 Index.
+Annualized.

--------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Pfizer Inc.                                                                 4.8%
(pharmaceuticals)
American International Group, Inc.                                          4.8
(insurance)
Intel Corp.                                                                 4.2
(electronics)
Citigroup, Inc.                                                             4.1
(banking)
Microsoft Corp.                                                             4.1
(software)
Dell Inc.                                                                   3.4
(computer hardware)
Forest Laboratories, Inc.                                                   3.0
(pharmaceuticals)
WellPoint Health Networks Inc. Class A                                      2.9
(health care)
Morgan Stanley                                                              2.8
(financial services)
Veritas Software Corp.                                                      2.6
(computer software)
--------------------------------------------------------------------------------
Top Ten                                                                    36.7%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap              Large
Style                   Growth
--------------------------------------------------------------------------------


Visit our  website at  VANGUARD.COM  for  regularly  updated  fund  information.

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GLOSSARY OF INVESTMENT TERMS
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BETA. A measure of the magnitude of a fund's past  share-price  fluctuations  in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a portfolio's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 2/29/2004
PERFORMANCE SUMMARY

ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE MOST RECENT PERFORMANCE, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS IN THIS REPORT DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE SALE OF FUND SHARES.
--------------------------------------------------------------------------------

U.S. GROWTH FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1993-FEBRUARY 29, 2004

                                            U.S. Growth Fund        Russell 1000
                                             Investor Shares        Growth Index

1994                                                     7.0                 6.6
1995                                                    22.8                24.6
1996                                                    25.3                18.4
1997                                                    32.5                39.4
1998                                                    14.0                 8.3
1999                                                    37.4                48.3
2000                                                    33.3                33.5
2001                                                   -54.1               -45.3
2002                                                   -28.1               -22.2
2003                                                     8.7                14.1
2004*                                                   11.9                12.2
--------------------------------------------------------------------------------
*Six months ended February 29, 2004.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS For Periods Ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                           ONE      FIVE  ----------------------
                       INCEPTION DATE     YEAR     YEARS CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
 Investor Shares             1/6/1959   26.10%   -11.60%   4.92%   0.68%   5.60%
 Admiral Shares             8/13/2001   26.31     -9.20*     --      --      --
--------------------------------------------------------------------------------
*Return since inception.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would have incurred over the most recent six-month period on a $10,000 investment in the fund. The example uses the fund's actual return and operating expenses for the period. The cost in dollars is calculated by applying the expense ratio to the average balance in a hypothetical account. For comparative purposes, we also show the fund's annualized expense ratio--in which its six-month expenses are projected for a 12-month period--along with the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                SIX MONTHS ENDED     ANNUALIZED FUND EXPENSES
                               FEBRUARY 29, 2004    VERSUS PEER GROUP EXPENSES
                               ------------------------------------------------
                                 COST OF $10,000            FUND     PEER GROUP*
                              INVESTMENT IN FUND   EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
U.S. GROWTH FUND
  Investor Shares                            $29           0.54%           1.61%
  Admiral Shares                              17           0.32              --
--------------------------------------------------------------------------------
*Average Large-Cap Growth Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
AS OF 2/29/2004

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. GROWTH FUND                                         SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.8%)
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION (2.1%)
  Harley-Davidson, Inc.                               2,879,100          152,938
                                                                     -----------
Consumer Discretionary (12.2%)
* eBay Inc.                                           2,388,000          164,438
  Avon Products, Inc.                                 2,056,100          145,161
  Lowe's Cos., Inc.                                   2,479,900          138,874
* Bed Bath & Beyond, Inc.                             3,177,400          129,892
  Viacom Inc. Class B                                 3,291,874          126,605
* Electronic Arts Inc.                                2,128,830          100,396
  Tiffany & Co.                                         873,800           36,743
* Yahoo! Inc.                                           677,500           30,081
  Best Buy Co., Inc.                                    444,200           23,654
                                                                     -----------
                                                                         895,844
                                                                     -----------
CONSUMER STAPLES (1.9%)
  The Procter & Gamble Co.                            1,362,700          139,690
                                                                     -----------
FINANCIAL SERVICES (19.5%)
  American International
  Group, Inc.                                         4,789,252          354,405
  Citigroup, Inc.                                     6,066,100          304,882
  Morgan Stanley                                      3,477,170          207,796
  MBNA Corp.                                          6,455,000          176,415
  Fannie Mae                                          1,965,800          147,238
  The Goldman Sachs Group, Inc.                       1,113,300          117,865
  Merrill Lynch & Co., Inc.                           1,848,695          113,159
  Bank One Corp.                                        295,700           15,962
                                                                     -----------
                                                                       1,437,722
                                                                     -----------
HEALTH CARE (24.9%)
  BIOTECH RESEARCH & PRODUCTION (2.1%)
* Amgen, Inc. 2,477,150 157,373

  DRUGS & PHARMACEUTICALS (11.4%)
  Pfizer Inc.                                         9,704,700          355,677
* Forest Laboratories, Inc.                           2,909,100          219,579
  Johnson & Johnson                                   2,347,160          126,535
* Gilead Sciences, Inc.                               1,007,600           54,622
  Teva Pharmaceutical Industries
  Ltd. Sponsored ADR                                    716,900           46,598
  Allergan, Inc.                                        377,000           33,002

  ELECTRONICS--MEDICAL SYSTEMS (0.5%)
Medtronic, Inc.                                         761,400           35,710

  HEALTH & PERSONAL CARE (0.5%)
* Express Scripts Inc.                                  501,340           36,478

  HEALTH CARE FACILITIES (1.3%)
  Health  Management  Associates
  Class A                                             4,321,500           96,326

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
  HEALTH CARE MANAGEMENT SERVICES (5.9%)
* WellPoint Health Networks Inc.
  Class A                                             1,962,500          213,461
  UnitedHealth Group Inc.                             2,254,700          139,791
* Caremark Rx, Inc.                                   2,567,000           82,811

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.2%)
  Stryker Corp.                                         688,100           61,055
  Alcon, Inc.                                           918,100           57,712
* St. Jude Medical, Inc.                                763,900           55,497
* Zimmer Holdings, Inc.                                 497,100           37,601
* Boston Scientific Corp.                               532,000           21,732
                                                                     -----------
                                                                       1,831,560
                                                                     -----------
PRODUCER DURABLES (2.9%)
  Danaher Corp.                                       1,063,600           95,330
  Centex Corp.                                          484,500           51,745
  Lennar Corp. Class A                                  922,000           45,593
* Applied Materials, Inc.                             1,017,400           21,610
                                                                     -----------
                                                                         214,278
                                                                     -----------
TECHNOLOGY (31.6%)
  COMMUNICATIONS TECHNOLOGY (4.9%)
* Juniper Networks, Inc.                              7,313,700          189,205
* Cisco Systems, Inc.                                 7,405,000          171,056

  COMPUTER SERVICES SOFTWARE & SYSTEMS (11.3%)
  Microsoft Corp.                                    11,321,460          300,019
* Veritas Software Corp.                              6,344,300          192,994
* Symantec Corp.                                      3,682,000          151,477
* Mercury Interactive Corp.                           1,791,800           86,974
* Intuit, Inc.                                        1,428,610           63,373
  SAP AG ADR                                            880,900           34,884

  COMPUTER TECHNOLOGY (3.4%)
* Dell Inc.                                           7,603,375          248,250

  ELECTRONICS (0.5%)
* Flextronics International Ltd.                      2,230,400           40,370

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (11.5%)
  Intel Corp.                                        10,465,500          305,907
* Broadcom Corp.                                      4,537,100          184,116
* Marvell Technology Group Ltd.                       3,604,800          164,127
  Linear Technology Corp.                             2,280,200           91,185
  Maxim Integrated Products, Inc.                     1,406,091           70,178
* Altera Corp.                                        1,662,000           36,697
                                                                     -----------
                                                                       2,330,812
                                                                     -----------
UTILITIES (2.2%)
* Comcast Corp. Special Class A                       5,486,140          160,305

OTHER (1.5%)
  General Electric Co.                                3,509,800          114,139
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $6,799,550)                                                    7,277,288
--------------------------------------------------------------------------------
PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
The News Corp. Ltd. Pfd. ADR
  (Cost $7,571)                                         230,700            7,551
--------------------------------------------------------------------------------
                                                           Face
                                                         Amount
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collaterized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 3/1/2004                                        92,527           92,527
  1.04%, 3/1/2004--Note G                               150,042          150,042
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $242,569)                                                        242,569
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (Cost $7,049,690)                                                    7,527,408
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      71,414
Liabilities--Note G                                                    (234,162)
                                                                     -----------
                                                                       (162,748)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $7,364,660
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

                                                                          AMOUNT
U.S. GROWTH FUND                                                           (000)

--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $14,076,581
Overdistributed Net Investment Income                                   (10,966)
Accumulated Net Realized Losses                                      (7,178,673)
Unrealized Appreciation                                                  477,718
--------------------------------------------------------------------------------
NET ASSETS                                                            $7,364,660
================================================================================

Investor  Shares--Net  Assets
Applicable to 394,916,525  outstanding  $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $6,163,446
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $15.61
================================================================================

Admiral Shares--Net Assets
Applicable to 29,723,637  outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,201,214
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $40.41
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. Growth Fund
                                              Six Months Ended February 29, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                           $  28,235
  Interest                                                                  296
  Security Lending                                                            2
--------------------------------------------------------------------------------
    Total Income                                                         28,533
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                             5,053
    Performance Adjustment                                               (1,037)
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    12,368
      Admiral Shares                                                      1,047
    Marketing and Distribution
      Investor Shares                                                       443
      Admiral Shares                                                         88
  Custodian Fees                                                             63
  Shareholders' Reports
    Investor Shares                                                          17
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 4
--------------------------------------------------------------------------------
    Total Expenses                                                       18,046
    Expenses Paid Indirectly--Note D                                       (738)
--------------------------------------------------------------------------------
    Net Expenses                                                         17,308
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,225
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  166,066
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                    624,927
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 802,218
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------
                                                                             U.S. Growth Fund
                                                                      -------------------------------
                                                                         Six Months             Year
                                                                              Ended            Ended
                                                                      Feb. 29, 2004    Aug. 31, 2003
                                                                              (000)            (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                      11,225           22,446
  Realized Net Gain (Loss)                                                  166,066       (1,064,662)
  Change in Unrealized Appreciation (Depreciation)                          624,927        1,601,726
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations         802,218          559,510
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                         (19,232)         (17,640)
    Admiral Shares                                                           (5,426)          (4,869)
  Realized Capital Gain
    Investor Shares                                                              --               --
    Admiral Shares                                                               --               --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                                     (24,658)         (22,509)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                                          (386,756)         (36,645)
  Admiral Shares                                                             10,151          (77,590)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                (376,605)        (114,235)
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                 400,955          422,766
-----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                     6,963,705        6,540,939
-----------------------------------------------------------------------------------------------------
  End of Period                                                         $ 7,364,660      $ 6,963,705
=====================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. GROWTH FUND INVESTOR SHARES

------------------------------------------------------------------------------------------------------------------------
                                                   Six Months                      Year Ended August 31,
                                                        Ended     ------------------------------------------------------
For a Share Outstanding Throughout Each Period  Feb. 29, 2004       2003       2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $14.00     $12.92     $18.00      $49.26      $38.92      $30.36
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .021       .040       .031        .039         .10         .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      1.636      1.082     (5.075)    (23.799)      12.47       10.85
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    1.657      1.122     (5.044)    (23.760)      12.57       11.06
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.047)     (.042)     (.036)      (.050)       (.21)       (.19)
  Distributions from Realized Capital Gains                --         --         --      (7.450)      (2.02)      (2.31)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (.047)     (.042)     (.036)     (7.500)      (2.23)      (2.50)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $15.61     $14.00     $12.92      $18.00      $49.26      $38.92
========================================================================================================================
TOTAL RETURN*                                           11.85%      8.73%    -28.09%     -54.07%       33.29%     37.38%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $6,163     $5,892     $5,472      $9,681     $22,331     $16,007
  Ratio of Total Expenses to
  Average Net Assets                                     0.54%*     0.55%      0.50%       0.44%       0.38%       0.39%
  Ratio of Net Investment Income to
    Average Net Assets                                   0.28%*     0.32%      0.20%       0.13%       0.24%       0.59%
  Portfolio Turnover Rate                                  42%*       47%        53%        135%         76%         49%
========================================================================================================================

*Annualized.

U.S. GROWTH FUND ADMIRAL SHARES

--------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                           SIX MONTHS              AUGUST 31,     AUG. 13* TO
                                                                ENDED        --------------------    AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          FEB. 29, 2004          2003          2002        2001
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $36.28        $33.46        $46.59      $50.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .097          .164          .168        .022
  Net Realized and Unrealized Gain (Loss) on Investments        4.222         2.811       (13.167)     (3.432)
--------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            4.319         2.975       (12.999)     (3.410)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.189)        (.155)        (.131)         --
  Distributions from Realized Capital Gains                        --            --            --          --
--------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.189)        (.155)        (.131)         --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $40.41        $36.28        $33.46      $46.59
==============================================================================================================
TOTAL RETURN                                                   11.93%         8.95%       -27.99%      -6.82%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $1,201        $1,071        $1,069        $262
  Ratio of Total Expenses to Average Net Assets               0.32%**         0.37%         0.36%     0.38%**
  Ratio of Net Investment Income to Average Net Assets        0.50%**         0.50%         0.37%     0.35%**
  Portfolio Turnover Rate                                       42%**           47%           53%        135%
==============================================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. ALLIANCE CAPITAL MANAGEMENT L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the Russell 1000 Growth Index. For the six months ended February 29, 2004, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before a decrease of $1,037,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2004, the fund had contributed capital of $1,101,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 29, 2004, these arrangements reduced expenses by $738,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund's capital loss carryforward, for tax purposes. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. The fund realized gains on the sale of these securities through August 31, 2003, and subsequently during the six months ended February 29, 2004, of $656,107,000 and $37,358,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. The remaining difference of $219,026,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' costs for financial statement purposes and for tax purposes is reflected in unrealized appreciation.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2003, the fund had available realized losses of $7,087,673,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, $2,548,333,000 through
     August 31, 2011, and $929,011,000 through August 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At February 29, 2004, net unrealized appreciation of investment securities for tax purposes was $258,692,000, consisting of unrealized gains of $881,617,000 on securities that had risen in value since their purchase and $622,925,000 in unrealized losses on securities that had fallen in value since their purchase.

F.   During  the  six  months  ended  February  29,  2004,  the  fund  purchased
     $1,479,059,000  of  investment   securities  and  sold   $1,913,670,000  of
     investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at February 29, 2004, was $143,762,000, for which the fund held cash collateral of $150,042,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H.   Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED              YEAR ENDED
                                                 FEBRUARY 29, 2004           AUGUST 31, 2003
                                                -------------------     -----------------------
                                                  AMOUNT     SHARES         AMOUNT      SHARES
                                                   (000)      (000)          (000)       (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $474,877     31,855     $1,226,990      97,854
  Issued in Lieu of Cash Distributions            18,818      1,270         17,225       1,395
  Redeemed                                      (880,451)   (59,079)    (1,280,860)   (101,975)
                                                -----------------------------------------------
    Net Increase (Decrease)--Investor Shares    (386,756)   (25,954)       (36,645)     (2,726)
                                                -----------------------------------------------
Admiral Shares
  Issued                                         177,755      4,552        347,808      10,762
  Issued in Lieu of Cash Distributions             5,262        137          4,667         146
  Redeemed                                      (172,866)    (4,494)      (430,065)    (13,311)
                                                -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares       10,151        195        (77,590)     (2,403)
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        INVESTING IS FAST, EASY, AND SECURE
                        ON VANGUARD.COM
--------------------------------------------------------------------------------
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

*    Determine what asset  allocation  might best suit your needs--by taking our
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*    Find out how  much to save  for  retirement  and  your  children's  college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

*    Find your next fund--by using the Compare Funds,  Compare Costs, and Narrow
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*    Look up fund price, performance history, and distribution information--in a
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INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
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*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS
STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

This page contains typographical corrections of text in the printed report.


--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw- Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335



(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q232 042004

                             Vanguard(R) International Growth Fund

                             February 29, 2004

SEMIANNUAL REPORT

                                                          THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS
--------------------------------------------------------------------------------

 1 LETTER FROM THE CHAIRMAN

 5 REPORT FROM THE ADVISOR

 8 FUND PROFILE

10 GLOSSARY OF INVESTMENT TERMS

11 PERFORMANCE SUMMARY

12 ABOUT YOUR FUND'S EXPENSES

13 FINANCIAL STATEMENTS

26 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
================================================================================
SUMMARY

- During the six-month period ended February 29, 2004, the Investor Shares of Vanguard International Growth Fund returned 22.3%, an outstanding result in absolute terms but one that slightly lagged the performance of the fund's comparative measures.

- Boosted by a falling U.S. dollar, international stocks outpaced domestic stocks by a substantial margin.

- Relatively conservative investments in Japan and in certain industries caused the fund to lag the MSCI EAFE Index during a period in which riskier stocks were in demand.
================================================================================

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The global rally in stocks that began last year continued in early 2004, and a falling U.S. dollar helped international stocks outpace domestic stocks during the six months ended February 29.

The Investor Shares of Vanguard International Growth Fund returned 22.3%--a stellar absolute result for the first half of the fund's fiscal year. However, the gain was a tad lower than the average return of the fund's mutual fund peer group and about 3 percentage points less than the result of the fund's primary unmanaged benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. This latter shortfall was partly due to the fund's Japanese holdings not keeping pace with those in the index.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                               FEBRUARY 29, 2004
--------------------------------------------------------------------------------
Vanguard International Growth Fund
  Investor Shares                                                        22.3%
  Admiral Shares                                                         22.5
MSCI EAFE Index                                                          25.2
Average International Fund*                                              22.8
MSCI All Country World Index ex USA                                      25.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
================================================================================

The table above shows your fund's total returns versus those of the MSCI EAFE Index, a measure of developed international markets; the average international stock fund; and the unmanaged MSCI All Country World Index ex USA, the broadest proxy of international stocks, including those from emerging markets. Total returns are based on change in capital plus reinvested distributions. The fund's distributions and its share prices at the beginning and end of the period are shown in the table on page 4.

STOCKS CONTINUED THEIR COMEBACK

As the fiscal half-year got under way last September, stock markets in the United States and abroad were in the midst of a strong advance.

================================================================================
ADMIRAL(TM) SHARES
A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

The gains continued throughout the period, buoyed by a steady flow of positive corporate earnings reports and economic data.

During the six months, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 15.3%. For U.S.-based investors, gains were even more impressive from overseas, with the MSCI All Country World Index ex USA earning 25.4%. Returns from European markets were generally stronger than those from Pacific markets, and returns from emerging markets were outstanding.

However, much of the gains for international stocks came from the continued decline in the U.S. dollar, and this was particularly true for the developed markets. The yen rose 7.1% against the dollar, the euro rose 13.7%, and the British pound rose 18.5%. As a result, the EAFE Index's 25.2% return in dollars was more than double the 11.3% gain in local currencies. The currency impact was less beneficial for emerging-markets investors: The weaker dollar added only about 3 percentage points to the MSCI Emerging Markets Index's already stellar local-currency return of 25.4%.

AS INTEREST RATES REMAINED LOW, INVESTORS SOUGHT OUT RISKIER BONDS

In the fixed income markets, demand for U.S. Treasury issues remained strong, boosting the price of the 10-year Treasury note while reducing its yield from 4.46% at the start of the period to 3.97% by February 29. However, the low level of market rates in general, together with the signs of a strengthening economy, sent some investors searching for the higher yields to be obtained from riskier bonds. As a

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 29, 2004
                                                 -------------------------------
                                                    SIX          ONE        FIVE
                                                 MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index
  ex USA (International)                          25.4%        55.9%        2.9%
Russell 1000 Index (Large-caps)                   14.8         39.7         0.5
Russell 2000 Index (Small-caps)                   18.3         64.4         9.8
Wilshire 5000 Index (Entire market)               15.3         42.5         1.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
 (Broad taxable market)                            4.9%         4.5%        7.2%
Lehman Municipal Bond Index                        6.5          6.3         6.1
Citigroup 3-Month Treasury Bill Index              0.5          1.0         3.4
================================================================================
CPI
Consumer Price Index                               0.9%         1.7%        2.5%
--------------------------------------------------------------------------------
*Annualized.
================================================================================
result, returns of corporate bonds exceeded those of government bonds with similar maturities. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a six-month return of 10.6%, while the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 4.9%.

Short-term interest rates remained low and stable, fluctuating within a tight range of 0.91% to 0.97% throughout the six months. The 3-month Treasury bill, a proxy for money market rates, ended the fiscal half-year with a yield of 0.94%, just 3 basis points below its initial 0.97% yield.

EUROPE BOLSTERED YOUR FUND'S RETURN

Vanguard International Growth Fund's six-month returns of more than 22% were stellar in absolute terms, though they fell a bit short of the returns of the fund's benchmarks.

All industry sectors in your fund posted double-digit gains. Financial and consumer discretionary stocks in particular bolstered performance, collectively contributing 10 percentage points to your fund's total return. Viewed regionally, European markets accounted for most of the fund's gains (16 percentage points), aided considerably by the strong euro and pound sterling. (British stocks constituted one-quarter of the fund's assets at the end of the period.) But European stocks were by no means the only strong performers: Out of the 29 countries that your fund was invested in during the half-year, only four had anything less than a double-digit return in U.S. dollars.

However, one of those four was Japan, the second-largest market weighting in your fund, averaging about 19% of assets. While our Japanese holdings collectively posted a solid return of almost 9%, this was short of the 16.6% return of Japanese stocks in the EAFE Index, which partly accounted for the fund's 3-percentage-point underperformance.

================================================================================
FUND ASSETS MANAGED                                            FEBRUARY 29, 2004
                                                   -----------------------------
                                                   $ MILLION          PERCENTAGE
--------------------------------------------------------------------------------
Schroder Investment Management
  North America Inc.                                  $6,240                 77%
Baillie Gifford Overseas Ltd.                          1,556                 19
Cash Investments*                                        364                  4
--------------------------------------------------------------------------------
Total                                                 $8,160                100%
================================================================================
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
================================================================================

Sector-wise, the fund's holdings in financials and technology, while recording excellent results, did not keep pace with the EAFE Index's stocks. The fund's investment advisors--Schroder Investment Management and Baillie Gifford Overseas--tend to favor stocks of companies with solid fundamentals and strong balance sheets. Such stocks did not surge as much as did riskier equities during the six-month period.

WHETHER BULL OR BEAR, OUR ADVICE IS THE SAME

The past year has been a welcome change for investors who held on to stocks through the long bear market that preceded it. We thank our long-term shareholders for their patience and loyalty. While the environment has changed, our advice remains the same as it has through both bull and bear markets:
Diversify across and within asset classes--stocks, bonds, and short-term investments--in allocations appropriate for your objectives, time horizon, and risk tolerance. That, combined with low costs and the discipline to stay the course, stacks the odds of reaching your long-term financial goals in your favor. Because overseas markets do not always move in sync with the U.S. markets, a low-cost, diversified international investment such as Vanguard International Growth Fund can be a valuable component in a balanced portfolio.

Thank you for entrusting your hard-earned dollars to us.


Sincerely,


JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MARCH 11, 2004


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE            AUGUST 31, 2003-FEBRUARY 29, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                      --------------------------
                             STARTING        ENDING        INCOME       CAPITAL
                          SHARE PRICE   SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
International Growth Fund
  Investor Shares              $14.01        $16.91         $0.21         $0.00
  Admiral Shares                44.57         53.76          0.75          0.00
================================================================================

REPORT FROM THE ADVISOR

International stock markets continued their strong recovery in the first six months of fiscal 2004. The Investor Shares of Vanguard International Growth Fund returned 22.3%, compared with a 22.8% rise in the average international fund and a 25.2% rise in the MSCI EAFE Index.

This report focuses on the portion of the portfolio managed by Schroder Investment Management North America, representing 77% of the fund's assets as of February 29, 2004.

THE INVESTMENT ENVIRONMENT

The global economic recovery has gained momentum, led by strong domestic demand in the United States and China. The rest of the world has benefited enormously from the consequent pickup in world trade, but no other major country or region, except the United Kingdom, has seen growth in exports translate into a clear recovery in private consumption. This, of course, is the vital link: Strong export activity creates jobs, which in turn lead to a sustainable recovery.

In recent months, Japan has offered a glimmer of hope: In 2003, employment actually rose marginally after six years of declines, and personal disposable income fell only half a percent in real terms, its second best performance in the past seven years. Both are encouraging, and Japanese consumers dipped into their savings and spent aggressively in January. After many false cues in the past, few people would extrapolate too much from this one-month improvement. But other indicators also give credence to hints of an economic recovery. Since recovery is still dependent on the continued buoyancy of exports, it is not surprising that the Bank of Japan is determined to stop the yen from rising too much.

================================================================================
INVESTMENT PHILOSOPHY

THE ADVISOR BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING THE STOCKS OF COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH, WITH PARTICULAR EMPHASIS ON COMPANIES IN COUNTRIES WITH FAVORABLE BUSINESS AND MARKET ENVIRONMENTS.
================================================================================

The Eurozone, by contrast, is suffering from a 15% rise in the euro against the dollar in the past year and a 40% rise in the past two years.

Moreover, the euro has risen 16% against the yen in the past two years. I have stressed in the past that investors benefit from strong currencies. Indeed, continental Europe offered the highest dollar returns of any developed region in the world in the past 6 and 12 months. However, that currency gain is now behind us, and we think the near-term future looks less attractive as the local economies adjust to tougher trade terms. We have reduced exposure to the Eurozone by 5% and are now 12% underweighted relative to the EAFE Index.

OUR SUCCESSES

Over the past six months, there was little variation in the performance of most sectors of our universe: All sectors returned between 20% and 30%. Indeed, most regions were also in apparent lockstep. Excluding Japan, regional percentage returns in dollars were in the upper 20s. Japan broke ranks with a 17% return.

Against this background, our small underweight in Japan helped (but note that we are now increasing our position). More importantly, we decided to buy energy stocks again after a two-year absence from the portfolio and, thus, through a combination of timing and stock selection, added 1% to recent performance.

We sense a trend beginning in favor of higher-quality stocks after a relatively miserable year, and this certainly helped the portfolio to outperform in all consumer-related and defensive growth sectors toward which the portfolio is stylistically biased.

Finally,  three of the portfolio's  largest holdings  delivered strongly for us:
Samsung Electronics rose 27%; Tesco, 41%; and Vivendi (which we have held throughout its crisis), 70%.

OUR FAILURES

Nowhere in the globe has the high-/low-quality difference been more marked than in Japan, where we suffered badly, particularly in the first three months of the period. Our technology stocks declined -2% in a sector that boomed in other regions.

We have suffered such underperformance twice in the past dozen years, and both times we recuperated quickly. We have reason to believe this will happen again.

We also suffered from excessively timid stock selection in financials, particularly in continental Europe. Reflecting the extent of their problems, banks in Germany and Italy were at very depressed levels a year ago, leaving enormous potential for recovery. Investors' willingness to fund that recovery has surprised us.

OUR PORTFOLIO'S POSITIONING

Global economic growth is stronger than we originally expected, and it will likely stay strong in 2004. However, we expect growth to peak by midyear. Several leading indicators are beginning to suggest this. Indeed, 2005 could be a poor year for some equity markets as profit growth fades and monetary policy is tightened. Stock prices look ahead and sentiment can change rapidly, so we have started to adjust the portfolio.

Approximately half of the portfolio is invested in stocks that should be regarded as relative safe havens when investors become more cautious. A further 15% is invested in emerging markets, which empirical evidence suggests suffer when global confidence is waning. Half of this exposure is in companies that trade globally, notably Korean and Taiwanese technology companies; the balance is in more domestically oriented companies. Both types are growing much faster than the developed world and have much stronger finances. We believe these companies are undervalued, and we do not intend to take widespread profits at this time. Continued growth in many developing countries' economies is not inconsistent with slower growth in the developed world.

Our nervousness at growth prospects in the Eurozone is highlighted by the complete absence of German stocks in our portion of the portfolio. This is not a country-based decision; instead, our valuation process currently indicates no cheap stocks there. French companies, on the other hand, have stronger finances and match our expectations better, as do British companies, many of which we consider to be very cheap relative to their peers around the world. Accordingly, 26% of the portfolio is in the United Kingdom, the highest amount we have had there for many years.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

MARCH 8, 2004

FUND PROFILE                                                     AS OF 2-29-2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

INTERNATIONAL GROWTH FUND
================================================================================
PORTFOLIO CHARACTERISTICS

                                    COMPARATIVE         BROAD
                     FUND                INDEX*       INDEX**
-------------------------------------------------------------------------------
Number of Stocks      208                 1,001         1,744
Turnover Rate        49%+                    --            --
Expense Ratio                                --            --
  Investor Shares  0.66%+
  Admiral Shares   0.46%+
Short-Term Reserves    1%                    --            --
================================================================================

====================================================
TEN LARGEST HOLDINGS (% of total net assets)

Samsung Electronics Co., Ltd.       3.6%
  (electronics)
Tesco PLC                           3.1
  (retail)
Vodafone Group PLC                  2.7
  (telecommunications)
Royal Bank of Scotland Group PLC    2.2
  (banking)
Nestle SA (Registered)              2.0
  (food, beverage, and tobacco)
Telecom Italia SpA                  1.9
  (telecommunications)
Mitsui & Co., Ltd.                  1.8
  (energy and utilities)
Ricoh Co.                           1.7
  (computer hardware)
Vivendi Universal SA                1.7
  (media)
Nokia Oyj                           1.6
  (telecommunications)
------------------------------------------------------
Top Ten                            22.3%
======================================================
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

================================================================================
VOLATILITY MEASURES

                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.96                 1.00    0.97          1.00
Beta                  1.02                 1.00    1.02          1.00
================================================================================
SECTOR DIVERSIFICATION (% of portfolio)

                                                      COMPARATIVE          BROAD
                                        FUND               INDEX*        INDEX**
--------------------------------------------------------------------------------
Consumer Discretionary                   17%                  13%            12%
Consumer Staples                         12                    9              8
Energy                                    8                    8              9
Financials                               22                   25             25
Health Care                               4                    9              8
Industrials                              10                    9              9
Information Technology                   14                    7              8
Materials                                 4                    7              8
Telecommunication Services                7                    8              8
Utilities                                 1                    5              5
Short-Term Reserves                       1%                  --             --
--------------------------------------------------------------------------------
Sector percentages exclude futures and currency contracts held by the fund.

===========================================================
ALLOCATION BY REGION (% of portfolio)

EUROPE -             60%
PACIFIC -            23%
EMERGING MARKETS -   16%
SHORT-TERM RESERVES - 1%
============================================================


 *MSCI EAFE Index.
**MSCI All Country World Index ex USA.
 +Annualized.

===================================================
COUNTRY DIVERSIFICATION (% of portfolio)

                               COMPARATIVE    BROAD
                        FUND        INDEX*  INDEX**
---------------------------------------------------
EUROPE
United Kingdom           25%           26%      22%
France                   11            10        8
Switzerland               6             7        6
Italy                     4             4        3
Ireland                   3             1        1
Sweden                    3             2        2
Netherlands               2             5        4
Germany                   2             7        6
Finland                   2             2        2
Spain                     1             4        3
Denmark                   1             1        1
Belgium                   0             1        1
Greece                    0             1        0
---------------------------------------------------
Subtotal                 60%           71%      59%
---------------------------------------------------
PACIFIC
Japan                    17%           21%      18%
Hong Kong                 3             2        2
Australia                 2             5        4
Singapore                 1             1        1
---------------------------------------------------
Subtotal                 23%           29%      25%
---------------------------------------------------
EMERGING MARKETS
South Korea               6%           --        2%
Brazil                    2            --        1
Taiwan                    2            --        1
China                     2            --        0
India                     1            --        1
Indonesia                 1            --        0
Mexico                    1            --        1
Russia                    1            --        1
South Africa              0            --        1
---------------------------------------------------
Subtotal                 16%           --        8%
---------------------------------------------------
OTHER                     0%           --        8%
---------------------------------------------------
Short-Term Reserves       1%           --       --
---------------------------------------------------
Total                   100%          100%     100%
===================================================
Country percentages exclude futures and currency contracts held by the fund.

 *MSCI EAFE Index.
**MSCI All Country World Index ex USA.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 2-29-2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


INTERNATIONAL GROWTH FUND

Fiscal-Year Total Returns (%) August 31, 1993-February 29, 2004

        INTERNATIONAL GROWTH FUND
                  INVESTOR SHARES        MSCI EAFE INDEX
        -------------------------        ---------------
1994                 20.4                     10.8
1995                  3.8                      0.5
1996                 12.7                      7.9
1997                 15.8                      9.1
1998                 -3.0                     -0.1
1999                 21.7                     25.7
2000                 18.7                      9.6
2001                -24.5                    -24.4
2002                -14.2                    -15.0
2003                  9.6                      9.1
2004*                22.3                     25.2


*Six months ended February 29, 2004.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                                              TEN YEARS
                                         ONE     FIVE --------------------------
                     INCEPTION DATE     YEAR    YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
International Growth Fund*
  Investor Shares         9/30/1981   34.45%    0.69%    3.92%    1.36%   5.28%
  Admiral Shares          8/13/2001   34.66    3.28**      --       --      --
================================================================================
 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. **Return since inception.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would have incurred over the most recent six-month period on a $10,000 investment in the fund. The example uses the fund's actual return and operating expenses for the period. The cost in dollars is calculated by applying the expense ratio to the average balance in a hypothetical account. For comparative purposes, we also show the fund's annualized expense ratio--in which its six-month expenses are projected for a 12-month period--along with the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

================================================================================
                            SIX MONTHS ENDED            ANNUALIZED FUND EXPENSES
                           FEBRUARY 29, 2004          VERSUS PEER GROUP EXPENSES
                           -----------------     -------------------------------
                             COST OF $10,000              FUND       PEER GROUP*
                          INVESTMENT IN FUND     EXPENSE RATIO     EXPENSE RATIO
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares                        $37             0.66%             1.76%
  Admiral Shares                          26             0.46                --
================================================================================
*Average International Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expense ratio, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS (unaudited)                                 AS OF 2-29-2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.2%)(1)
--------------------------------------------------------------------------------
AUSTRALIA (2.1%)
  Woolworths Ltd.                               5,705,000                 51,632
  BHP Billiton Ltd.                             3,654,600                 34,570
  National Australia Bank Ltd.                  1,345,000                 32,066
  Commonwealth Bank
    of Australia                                1,263,000                 30,871
  Westpac Banking Corp., Ltd.                   1,087,000                 14,132
  Leighton Holdings Ltd.                          720,000                  6,083
  News Corp. Ltd. Pfd.                            700,000                  5,784
                                                                      ----------
                                                                         175,138
                                                                      ----------
AUSTRIA (0.1%)
* Telekom Austria AG                              812,000                 11,754
                                                                      ----------
BELGIUM (0.2%)
  Groupe Bruxelles Lambert SA                     239,000                 14,284
                                                                      ----------
BRAZIL (2.5%)
  Petrol Brasil Series A ADR                    2,449,600                 68,834
  Companhia Vale do Rio
    Doce ADR                                      695,600                 34,606
  Companhia de Bebidas das
    Americas ADR                                1,245,000                 33,490
  Itausa-Investimentos Itau SA                 18,181,000                 21,536
  Uniao de Bancos
    Brasileiros SA                                774,507                 17,620
================================================================================
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Brasil Telecom SA                         3,298,100,000                 16,250
  Tele Norte Leste
    Participacoes ADR                             528,000                  7,682
                                                                      ----------
                                                                         200,018
                                                                      ----------
CHINA (0.6%)
  China Oilfield Services Ltd.                 60,980,000                 20,173
  Zhejiang Expressway Co., Ltd.                12,000,000                  9,712
  China Petroleum &
    Chemical Corp.                             22,000,000                  9,256
  Beijing Datang Power
    Generation Co. Ltd.                        10,000,000                  8,479
                                                                      ----------
                                                                          47,620
                                                                      ----------
DENMARK (0.8%)
  ISS A/S                                         600,000                 33,513
  Danske Bank A/S                                 929,770                 21,781
  Novo Nordisk A/S B Shares                       294,000                 13,627
                                                                      ----------
                                                                          68,921
                                                                      ----------
FINLAND (1.6%)
  Nokia Oyj                                     6,112,900                133,905
                                                                      ----------
FRANCE (10.6%)
* Vivendi Universal SA                          4,740,000                135,752
  Total SA                                        573,000                104,657
  L'Air Liquide SA (Registered)                   442,000                 78,314
  Suez SA                                       3,370,000                 74,826
  Societe Generale Class A                        833,000                 73,951
  PSA Peugeot Citroen                           1,386,000                 68,970
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
  Pernod Ricard SA                                522,175                 64,069
  BNP Paribas SA                                  959,000                 60,591
  L'Oreal SA                                      520,870                 42,811
  Publicis Groupe SA                            1,018,000                 35,189
  Thales SA                                       869,000                 33,061
  Accor SA                                        509,000                 22,331
  LVMH Louis Vuitton
    Moet Hennessy                                 273,000                 20,861
  Sanofi-Synthelabo SA                            265,410                 18,137
  Essilor International SA                        250,490                 14,363
* France Telecom SA                               464,610                 12,798
* JCDecaux SA                                     230,000                  4,607
                                                                      ----------
                                                                         865,288
                                                                      ----------
GERMANY (1.8%)
  SAP AG                                          213,410                 33,676
  Porsche AG                                       43,120                 25,093
  Deutsche Boerse AG                              435,500                 25,048
  Adidas-Salomon AG                               197,940                 22,258
  Deutsche Bank AG                                247,660                 21,232
  Bayerische Motoren Werke AG                     379,320                 16,203
                                                                      ----------
                                                                         143,510
                                                                      ----------
GREECE (0.1%)
  Greek Organization of
    Football Prognostics                          601,481                 11,016
                                                                      ----------
HONG KONG (2.8%)
  Swire Pacific Ltd. A Shares                  12,787,000                 89,530
  CNOOC Ltd.                                   17,727,000                 35,869
  Wharf Holdings Ltd.                           6,046,000                 18,875
  Television Broadcasts Ltd.                    2,878,833                 14,054
  Johnson Electric Holdings Ltd.               11,181,000                 13,431
  Cheung Kong Holdings Ltd.                     1,395,000                 13,307
  Boc Hong Kong Holdings Ltd.                   5,710,500                 11,665
  Hong Kong Exchanges &
    Clearing Ltd.                               4,220,000                 11,168
  Sun Hung Kai Properties Ltd.                  1,009,000                  9,916
  Hang Seng Bank Ltd.                             447,000                  6,346
  Jardine Matheson Holdings Ltd.                  278,800                  2,635
  Legend Group Ltd.                             4,552,000                  1,915
                                                                      ----------
                                                                         228,711
                                                                      ----------
INDIA (1.4%)
(3)Zee Telefilm
     Warrants Exp. 5/19/2006                   11,922,289                 35,427
(3)Housing Development
     Finance Corp.
     Warrants Exp. 2/10/2006                    1,483,741                 20,203
(3)State Bank of India
     Warrants Exp. 12/23/2005                   1,456,753                 19,036
*(3)Oriental Bank of Commerce
     Warrants Exp. 8/8/2006                     2,745,000                 17,438
*(3)Canara Bank Ltd.
     Warrants Exp. 8/25/2006                    4,490,000                 12,991
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
(3)State Bank of India
     Warrants Exp. 1/5/2006                       654,729                  8,459
                                                                      ----------
                                                                         113,554
                                                                      ----------
INDONESIA (0.9%)
  PT Hanjaya Mandala
    Sampoerna Tbk                              42,644,000                 24,588
  PT Bank Danamon Tbk                          42,249,000                 13,866
  PT Telekomunikasi
    Indonesia Tbk                              16,000,000                 13,814
  PT Gudang Garam Tbk                           8,262,846                 13,780
  PT Central Bank Asia Tbk                      8,226,500                  3,551
                                                                      ----------
                                                                          69,599
                                                                      ----------
IRELAND (2.7%)
  Allied Irish Banks PLC
   (UK Shares)                                  7,928,140                121,164
  Bank of Ireland                               4,598,000                 60,158
  Allied Irish Banks PLC                        1,311,160                 19,908
* Ryanair Holdings PLC ADR                        485,210                 16,793
                                                                      ----------
                                                                         218,023
                                                                      ----------
ISRAEL (0.4%)
  Teva Pharmaceutical
    Industries Ltd.
    Sponsored ADR                                 440,100                 28,606
                                                                      ----------
ITALY (3.8%)
* Telecom Italia SpA                           50,081,285                157,432
  ENI SpA                                       6,209,000                121,660
  Riunione Adriatica
    di Sicurta SpA                              1,156,280                 21,004
  Unicredito Italiano SpA                       2,477,320                 13,051
                                                                      ----------
                                                                         313,147
                                                                      ----------
JAPAN (17.3%)
  Mitsui & Co., Ltd.                           18,655,000                144,275
  Ricoh Co.                                     6,737,000                136,269
  Toyota Motor Corp.                            3,475,100                119,908
  Takeda Chemical
    Industries Ltd.                             2,393,000                 98,558
  East Japan Railway Co.                           20,590                 96,109
  Bridgestone Corp.                             4,489,000                 66,271
  Mabuchi Motor Co.                               786,100                 52,378
  Rohm Co., Ltd.                                  458,000                 51,769
  Murata Manufacturing Co., Ltd.                  785,000                 43,611
  Ito-Yokado Co., Ltd.                            934,000                 35,219
  Canon, Inc.                                     651,000                 31,758
  Sumitomo Electric
    Industries Ltd.                             3,591,000                 30,796
  Mitsubishi Electric Corp.                     6,408,000                 30,732
  Yamanouchi
    Pharmaceuticals Co., Ltd.                     900,000                 30,148
  Sankyo Co., Ltd.                                815,400                 28,956
  Asahi Glass Co., Ltd.                         3,000,000                 27,622
  Nippon Unipac Holding                             5,700                 26,398
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Nippon Television
    Network Corp.                                 170,640                 24,645
  Mitsui Sumitomo
    Insurance Co.                               2,773,000                 24,365
  Kyocera Corp.                                   289,900                 21,306
  Daito Trust Construction
    Co., Ltd.                                     600,000                 20,703
  SMC Corp.                                       161,600                 18,947
  Tokyu Corp.                                   3,340,000                 17,944
  Konica Minolta Holdings, Inc.                 1,562,000                 17,927
  Japan Tobacco, Inc.                               2,279                 16,311
  Omron Corp.                                     721,000                 15,672
  Shin-Etsu Chemical Co., Ltd.                    401,300                 15,610
  Keyence Corp.                                    73,600                 15,177
  NGK Spark Plug Co.                            1,775,000                 15,125
  Isetan Co.                                    1,168,000                 13,405
  Hirose Electric Co., Ltd.                       117,900                 13,014
  Kao Corp.                                       584,000                 12,320
  Nippon Telegraph and
    Telephone Corp.                                 2,547                 11,796
  NTT DoCoMo, Inc.                                  5,404                 11,227
  Brother Industries Ltd.                       1,177,000                 11,096
  Nitto Denko Corp.                               214,000                 10,577
  Alps Electric Co., Ltd.                         780,000                 10,187
  Yamada Denki Co., Ltd.                          313,000                  9,941
  Aiful Corp.                                      75,000                  6,617
  Uniden Corp.                                    386,000                  6,377
  Promise Co., Ltd.                               100,000                  6,059
  Acom Co., Ltd.                                  100,000                  6,022
*(3)Nippon Television Network
     Warrants Exp. 1/19/2007                       40,700                  5,878
                                                                      ----------
                                                                       1,409,025
                                                                      ----------
MEXICO (0.7%)
* Grupo Financiero BBVA
    Bancomer, SA de CV
    Class B                                    38,390,000                 41,185
  America Movil SA de
    CV Series L ADR                               375,000                 13,372
  Grupo Televisa SA ADR                           138,000                  6,095
                                                                      ----------
                                                                          60,652
                                                                      ----------
NETHERLANDS (2.1%)
  TPG NV                                        4,144,000                 90,466
* Koninklijke KPN NV                            4,833,000                 38,132
  Verenigde Nederlandse
    Uitgeversbedrijven NV                         582,590                 18,980
  Oce NV                                          694,166                 13,369
  Aegon NV                                        830,920                 12,296
                                                                      ----------
                                                                         173,243
                                                                      ----------
NEW ZEALAND (0.2%)
  Telecom Corp. of
    New Zealand Ltd.                            3,318,000                 13,033
                                                                      ----------
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
RUSSIA (0.6%)
  OAO Lukoil Holding
    Sponsored ADR                                 243,200                 27,044
  YUKOS ADR                                       331,000                 16,782
  Surgutneftegaz ADR                              201,000                  6,563
                                                                      ----------
                                                                          50,389
                                                                      ----------
SINGAPORE (1.0%)
  Singapore Press Holdings Ltd.                 2,430,486                 26,557
  Noble Group Ltd.                             10,080,000                 23,923
  DBS Group Holdings Ltd.                       1,476,000                 12,746
  Great Eastern Holdings Ltd.                   1,234,000                  9,062
  Venture Corp. Ltd.                              582,000                  7,351
                                                                      ----------
                                                                          79,639
                                                                      ----------
SOUTH AFRICA (0.2%)
  Sasol Ltd.                                      886,000                 13,294
  Anglo American Platinum Corp.                   136,600                  6,058
                                                                      ----------
                                                                          19,352
                                                                      ----------
SOUTH KOREA (5.6%)
  Samsung Electronics Co., Ltd.                   629,142                291,567
  Hyundai Motor Co. Ltd.                        1,009,000                 42,900
  Shinsegae Co., Ltd.                             180,000                 40,867
* Kookmin Bank                                    944,000                 39,414
  Samsung Fire & Marine
    Insurance Co.                                 445,000                 28,645
*(3)Samsung Electronics Co.,
    Ltd. GDR                                       69,300                 16,058
                                                                      ----------
                                                                         459,451
                                                                      ----------
SPAIN (0.9%)
  Altadis SA                                    1,469,000                 47,273
  Banco Popular Espanol SA                        285,290                 17,316
  Industria de Diseno Textil SA                   464,250                 10,152
                                                                      ----------
                                                                          74,741
                                                                      ----------
SWEDEN (2.5%)
  Skandinaviska Enskilda
    Banken AB A Shares                          3,614,000                 53,645
* Telefonaktiebolaget LM
    Ericsson AB Class B                        12,641,200                 36,849
  Svenska Handelsbanken
    AB A Shares                                 1,702,000                 32,009
  Electrolux AB Series B                        1,446,000                 30,496
  Atlas Copco AB A Shares                         816,790                 29,241
  Sandvik AB                                      396,920                 12,717
  SKF AB B Shares                                 318,170                 11,754
                                                                      ----------
                                                                         206,711
                                                                      ----------
SWITZERLAND (5.6%)
  Nestle SA (Registered)                          619,000                163,273
  Cie. Financiere Richemont AG                  2,499,571                 66,423
  Zurich Financial Services AG                    321,000                 52,571
  Adecco SA (Registered)                        1,004,950                 49,969
  Credit Suisse Group
   (Registered)                                   745,000                 27,101
--------------------------------------------------------------------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                  (000)
--------------------------------------------------------------------------------
* ABB Ltd.                                      3,938,084                 23,845
  UBS AG                                          310,360                 22,800
  Swiss Re (Registered)                           312,080                 22,459
  Holcim Ltd. (Registered)                        432,550                 22,427
  Novartis AG (Registered)                         83,950                  3,698
                                                                      ----------
                                                                         454,566
                                                                      ----------
TAIWAN (1.5%)
  Hon Hai Precision
    Industry Co., Ltd.                         11,009,600                 48,851
  Quanta Computer Inc.                         13,967,000                 35,383
* Taiwan Semiconductor
    Manufacturing Co., Ltd.                     8,282,560                 15,768
  Ambit Microsystems Corp.                      4,420,000                 12,854
  Compal Electronics Inc.                       7,518,000                 10,143
                                                                      ----------
                                                                         122,999
                                                                      ----------
UNITED KINGDOM (23.6%)
  Tesco PLC                                    52,155,000                249,233
  Vodafone Group PLC                           88,924,000                221,547
  Royal Bank of
    Scotland Group PLC                          5,701,600                180,301
  Compass Group PLC                            14,791,000                100,601
  Kingfisher PLC                               17,633,000                 98,007
  Shell Transport &
    Trading Co. PLC                            12,970,000                 88,577
  Cadbury Schweppes PLC                        10,324,000                 85,067
  BG Group PLC                                 13,048,000                 76,760
  Prudential PLC                                6,662,000                 60,859
  Reckitt Benckiser PLC                         2,215,000                 57,795
* British Sky
    Broadcasting Group PLC                      4,020,000                 53,789
  AstraZeneca Group PLC                         1,078,000                 51,054
  GKN PLC                                       9,978,000                 50,783
  HBOS PLC                                      3,429,000                 46,486
  GlaxoSmithKline PLC                           2,192,000                 45,601
  Bunzl PLC                                     4,751,000                 39,323
  Provident Financial PLC                       2,638,000                 36,448
  IMI PLC                                       5,191,000                 33,982
  Royal & Sun Alliance
    Insurance Group PLC                        17,590,000                 33,705
  Centrica PLC                                  7,179,000                 28,577
  Johnson Matthey PLC                           1,624,781                 27,710
  Rexam PLC                                     3,260,636                 27,411
  Kesa Electricals PLC                          5,042,600                 25,454
  HSBC Holdings PLC                             1,505,000                 24,453
  Carnival PLC                                    520,030                 24,194
  Abbey National PLC                            2,471,000                 22,241
  Imperial Tobacco Group PLC                    1,027,000                 22,090
  Enterprise Inns PLC                           1,950,000                 22,057
  Barclays PLC                                  1,957,000                 17,569
  Man Group PLC                                   588,000                 16,827
  Standard Chartered PLC                          851,000                 14,656
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
* Celltech Group PLC                            1,630,000                 12,251
  Next PLC                                        462,000                 11,926
  Brambles Industries PLC                       1,970,652                  7,662
  Capita Group PLC                              1,371,000                  6,959
                                                                      ----------
                                                                       1,921,955
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $5,819,133)                                                    7,688,850
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.1%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Bank
(2) 1.00%, 5/14/2004                              $ 2,000                  1,996
Federal National Mortgage Assn.
(2) 1.00%, 4/14/2004                               21,000                 20,974
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.038%, 3/1/2004                                425,872                425,872
  1.038%, 3/1/2004--Note G                        541,162                541,162
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $990,004)                                                        990,004
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.3%)
  (Cost $6,809,137)                                                    8,678,854
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (_6.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     93,746
Security Lending Collateral
  Payable to Brokers--Note G                                           (541,162)
Other Liabilities                                                       (71,361)
                                                                      ----------
                                                                       (518,777)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $8,160,077
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 7.9%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
(3)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2004, the aggregate value of these securities was $135,490,000, representing 1.7% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $7,411,103
Overdistributed Net Investment Income                                    (2,803)
Accumulated Net Realized Losses                                      (1,135,032)
Unrealized Appreciation
  Investment Securities                                               1,869,717
  Futures Contracts                                                      14,331
  Foreign Currencies and
    Forward Currency Contracts                                            2,761
--------------------------------------------------------------------------------
NET ASSETS                                                           $8,160,077
================================================================================

Investor Shares--Net Assets
Applicable to 405,602,509 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $6,857,745
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $16.91
================================================================================

Admiral Shares--Net Assets
Applicable to 24,222,771 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $1,302,332
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $53.76
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                       INTERNATIONAL GROWTH FUND
                                              SIX MONTHS ENDED FEBRUARY 29, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                           $ 41,061
  Interest                                                                1,501
  Security Lending                                                        1,241
--------------------------------------------------------------------------------
    Total Income                                                         43,803
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,972
    Performance Adjustment                                                  (82)
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    13,602
      Admiral Shares                                                      1,455
    Marketing and Distribution
      Investor Shares                                                       516
      Admiral Shares                                                        101
Custodian Fees                                                            2,211
Shareholders' Reports
  Investor Shares                                                            78
  Admiral Shares                                                             --
Trustees' Fees and Expenses                                                   4
--------------------------------------------------------------------------------
  Total Expenses                                                         22,857
  Expenses Paid Indirectly--Note D                                       (1,326)
--------------------------------------------------------------------------------
  Net Expenses                                                           21,531
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,272
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            241,193
  Futures Contracts                                                      10,764
  Foreign Currencies and Forward Currency Contracts                      13,060
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                265,017
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               1,160,016
  Futures Contracts                                                       8,297
  Foreign Currencies and Forward Currency Contracts                       8,298
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      1,176,611
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,463,900
================================================================================
*Dividends are net of foreign withholding taxes of $340,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                            International
                                                             Growth Fund
                                                    ----------------------------
                                                       Six Months           Year
                                                            Ended          Ended
                                                    Feb. 29, 2004  Aug. 31, 2003
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                 $ 22,272       $ 93,041
  Realized Net Gain (Loss)                               265,017       (748,407)
  Change in Unrealized Appreciation (Depreciation)     1,176,611      1,278,704
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        1,463,900        623,338
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                      (82,650)       (70,275)
    Admiral Shares                                       (17,801)       (14,773)
  Realized Capital Gain
    Investor Shares                                           --             --
    Admiral Shares                                            --             --
--------------------------------------------------------------------------------
    Total Distributions                                 (100,451)       (85,048)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                        253,178         80,206
  Admiral Shares                                          41,605         57,502
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                 294,783        137,708
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            1,658,232        675,998
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                  6,501,845      5,825,847
--------------------------------------------------------------------------------
  End of Period                                       $8,160,077     $6,501,845
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL GROWTH FUND INVESTOR SHARES
=====================================================================================================================
                                                        SIX MONTHS                     YEAR ENDED AUGUST 31,
                                                             ENDED --------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       FEB. 29, 2004      2003       2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.01    $12.97     $15.41    $22.23    $19.75    $16.57
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .04       .19        .19       .23       .26       .27
  Net Realized and Unrealized Gain (Loss) on Investments     3.07      1.03      (2.35)    (5.41)     3.38      3.29
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         3.11      1.22      (2.16)    (5.18)     3.64      3.56
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.21)     (.18)      (.24)     (.22)     (.26)     (.22)
  Distributions from Realized Capital Gains                    --        --       (.04)    (1.42)     (.90)     (.16)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.21)     (.18)      (.28)    (1.64)    (1.16)     (.38)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $16.91    $14.01     $12.97    $15.41    $22.23    $19.75
=====================================================================================================================

TOTAL RETURN*                                               22.34%     9.62%    -14.20%   -24.49%    18.68%    21.70%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $6,858    $5,458     $4,930    $6,447   $10,144    $8,000
  Ratio of Total Expenses to Average Net Assets            0.66%**     0.69%      0.67%     0.61%     0.53%     0.58%
  Ratio of Net Investment Income to Average Net Assets     0.58%**     1.57%      1.28%     1.19%     1.26%     1.42%
  Portfolio Turnover Rate                                    49%**       59%        40%       48%       48%       37%
=====================================================================================================================

 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. **Annualized.

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS         YEAR ENDED
                                                                       ENDED           AUG. 31,          AUG. 13* TO
                                                                    FEB. 29,  ------------------------      AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          2004      2003         2002             2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $44.57    $41.27       $49.02            $50.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                 .19      .681         .677               .07
  Net Realized and Unrealized Gain (Loss) on Investments               9.75     3.264       (7.502)            (1.05)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   9.94     3.945       (6.825)             (.98)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.75)    (.645)       (.795)               --
  Distributions from Realized Capital Gains                              --        --        (.130)               --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (.75)    (.645)       (.925)               --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $53.76    $44.57       $41.27            $49.02
=====================================================================================================================

TOTAL RETURN**                                                        22.46%     9.80%      -14.12%            -1.96%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $1,302    $1,044         $895              $495
  Ratio of Total Expenses to Average Net Assets                       0.46%+     0.51%        0.54%            0.54%+
  Ratio of Net Investment Income to Average Net Assets                0.77%+     1.76%        1.53%            2.50%+
  Portfolio Turnover Rate                                               49%+       59%          40%               48%
=====================================================================================================================

 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The fund also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For Schroder, the adjustments are based on performance for the preceding three years, and for Baillie Gifford the adjustments are based on performance since December 1, 2003.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 29, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets, before a decrease of $82,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2004, the fund had contributed capital of $1,183,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.18% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 29, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $1,324,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2004, the fund realized net foreign currency gains of $300,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2003, the fund had available realized losses of $1,405,609,000 to offset future net capital gains of $233,177,000 through August 31, 2010, $709,774,000 through August 31, 2011, and
$462,658,000 through August 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 29, 2004, net unrealized appreciation of investment securities for tax purposes was $1,869,717,000, consisting of unrealized gains of $1,942,782,000 on securities that had risen in value since their purchase and $73,065,000 in unrealized losses on securities that had fallen in value since their purchase.

At February 29, 2004, the aggregate settlement value of open futures contracts expiring in March 2004 and the related unrealized appreciation were:

================================================================================
                                                              (000)
                                                 -------------------------------
                                                  AGGREGATE           UNREALIZED
                                 NUMBER OF       SETTLEMENT         APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS            VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P ASX 200 Index                      442         $ 28,752                $ 762
Dow Jones EURO STOXX 50 Index        3,570          129,227                5,942
FTSE 100 Index                       1,242          103,836                2,072
Topix Index                            820           81,437                5,555
================================================================================

At February 29, 2004, the fund had open forward currency contracts to receive and deliver currencies as follows:

================================================================================
                                                       (000)
                                ------------------------------------------------
                                     Contract Amount                  Unrealized
                                --------------------------          Appreciation
Contract Settlement Date         Receive          Deliver         (Depreciation)
--------------------------------------------------------------------------------
3/19/2004                 AUD   $ 36,686     USD $ 28,243                 $ 871
3/19/2004                 EUR    103,280     USD  128,260                  (648)
3/19/2004                 GBP     54,064     USD  100,183                 3,895
3/17/2004                 JPY  8,433,700     USD   77,227                (1,537)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $180,000 resulting from the translation of other assets and liabilities at February 29, 2004.

F. During the year ended February 29, 2004, the fund purchased $1,730,284,000 of investment securities and sold $1,778,652,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at February 29, 2004, was $513,326,000, for which the fund held cash collateral of $541,162,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED              YEAR ENDED
                                                   FEBRUARY 29, 2004            AUGUST 31, 2003
                                                ----------------------        ------------------
                                                     AMOUNT     SHARES        AMOUNT      SHARES
                                                      (000)      (000)         (000)       (000)
------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                         $ 703,669     44,773   $ 2,142,681     176,255
  Issued in Lieu of Cash Distributions              78,734      5,083        66,589       5,481
  Redeemed*                                       (529,225)   (33,989)   (2,129,064)   (172,227)
                                                 -----------------------------------------------
    Net Increase (Decrease)--Investor Shares       253,178     15,867        80,206       9,509
                                                 -----------------------------------------------
Admiral Shares
  Issued                                           226,945      4,567       833,188      21,460
  Issued in Lieu of Cash Distributions              15,842        322        12,565         326
  Redeemed*                                       (201,182)    (4,082)     (788,251)    (20,067)
                                                 -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares         41,605        807        57,502       1,719
------------------------------------------------------------------------------------------------

*Net of redemption fees of $107,000 and $216,000, respectively (fund totals).

INVESTING IS FAST, EASY, AND SECURE
ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q812 042004

                        VANGUARD(R) CALVERT SOCIAL INDEX FUND

                        February 29, 2004

SEMIANNUAL REPORT


                                                          THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS

 1 LETTER FROM THE CHAIRMAN

 5 FUND PROFILE

 6 GLOSSARY OF INVESTMENT TERMS

 7 PERFORMANCE SUMMARY

 8 ABOUT YOUR FUND'S EXPENSES

 9 FINANCIAL STATEMENTS
================================================================================

SUMMARY

- The Investor Shares of Vanguard Calvert Social Index Fund returned 13.6% during the six months ended February 29, 2004.

- The fund's performance was in line with the 13.7% advance of its unmanaged target index and was significantly better than the 9.9% result of the average large-cap growth fund.

- The fund's success was fueled by solid gains in its financial services, technology, and health care holdings; these three sectors were the biggest contributors to the fund's return.
================================================================================

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The Investor Shares of Vanguard Calvert Social Index Fund returned 13.6% for the first six months of the 2004 fiscal year. The fund closely tracked the performance of its target, the Calvert Social Index, and outpaced its average mutual fund peer in an environment in which stocks made impressive gains.

============================================================
TOTAL RETURNS                              SIX MONTHS ENDED
                                          FEBRUARY 29, 2004
------------------------------------------------------------
Vanguard Calvert Social Index Fund
  Investor Shares                                    13.6%
  Institutional Shares                               13.7
Calvert Social Index                                 13.7
Average Large-Cap Growth Fund*                        9.9
Wilshire 5000 Index                                  15.3
------------------------------------------------------------
*Derived from data provided by Lipper Inc.
============================================================

The adjacent table presents the six-month total return (capital change plus reinvested dividends) for your fund's Investor Shares, along with those of the Calvert Social Index, the average large-capitalization growth fund, and the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market. The table also includes the return for the fund's Institutional Shares, which require a minimum investment of $10 million. The table on page 4 provides details of the changes in the fund's net asset values, along with its income distributions to shareholders.

STOCKS CONTINUED THEIR COMEBACK

As the fiscal half-year got under way last September, the U.S. stock market was in the midst of a strong advance. The gains continued throughout the period, buoyed by a steady flow of positive corporate earnings reports and economic data that suggested the national economy was continuing to mend.

During the six months, the U.S. stock market, as measured by the Wilshire 5000 Index, returned 15.3%. The Russell 2000 Index, a proxy for small-cap stocks, returned 18.3%, outpacing the mid- to large-cap stocks in the Russell 1000 Index, which returned 14.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values) outpaced growth stocks (those expected to produce above-average earnings growth).

International equities continued to provide generous gains for U.S.-based investors. Returns from European markets were generally stronger than those from Pacific markets, and returns from emerging markets were outstanding. The continued decline in the U.S. dollar's relative value transformed local-currency-based results into impressive dollar- denominated returns.

AS INTEREST RATES REMAINED LOW, INVESTORS SOUGHT OUT RISKIER BONDS

In the fixed income markets, demand for U.S. Treasury issues remained strong, boosting the price of the 10-year Treasury note while reducing its yield from 4.46% at the start of the period to 3.97% by February 29. However, the low level of market rates in general, together with signs of a strengthening economy, prompted some investors to seek the higher yields to be obtained from riskier bonds. As a result, returns of corporate bonds exceeded those of government bonds with similar maturities. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a six-month return of 10.6%, while the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 4.9%.

=========================================================================
MARKET BAROMETER                                            TOTAL RETURNS
                                          PERIODS ENDED FEBRUARY 29, 2004
                                        ----------------------------------
                                           SIX         ONE           FIVE
                                        MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)          14.8%       39.7%           0.5%
Russell 2000 Index (Small-caps)          18.3        64.4            9.8
Wilshire 5000 Index (Entire market)      15.3        42.5            1.2
MSCI All Country World Index
 ex USA (International)                  25.4        55.9            2.9
---------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index               4.9%        4.5%           7.2%
 (Broad taxable market)
Lehman Municipal Bond Index               6.5         6.3            6.1
Citigroup 3-Month Treasury Bill Index     0.5         1.0            3.4
============================================================================
CPI
Consumer Price Index                     0.9%        1.7%           2.5%
----------------------------------------------------------------------------
*Annualized.
============================================================================

Short-term interest rates remained low and stable, fluctuating within a tight range of 0.91% to 0.97% throughout the six months. The 3-month Treasury bill, a proxy for money market rates, ended the fiscal half-year with a yield of 0.94%, just 3 basis points below its initial 0.97% yield.

MAJOR SECTOR HOLDINGS LED THE FUND TO SOLID RETURNS

Over the past six months, the U.S. stock market was a more hospitable environment than had existed since your fund began operations in May 2000. In achieving its returns of 13.6% for Investor Shares and 13.7% for Institutional Shares, the Calvert Social Index Fund outpaced the average peer mutual fund by more than 3 percentage points. The fund also successfully met its mandate to closely track the performance of the Calvert Social Index, which, as of February 29, included 649 stocks that are screened for social responsibility. Each of the 12 economic sectors in the index posted a gain for the period.

The Calvert Social Index's screening criteria have historically resulted in a growth-oriented profile for its holdings. This continued to be the case during the past six months. Many companies in older industries, such as equipment manufacturers or producers of basic materials, have difficulty satisfying the index's environmental criteria, and thus these traditionally value-oriented groups are not strongly represented in the portfolio.

The largest contributions to the fund's half-year return came from its financial services, technology, and health care holdings. These sectors--together representing about 70% of total assets--contributed almost three-quarters (10.1 percentage points) of the 13.6% total return. Financial services stocks were aided by the resurgence of activity in the capital markets as well as by record earnings growth among insurers. Technology firms saw renewed capital spending by businesses seeking to "retool" for the anticipated economic upswing. And health care stocks received a boost from the enactment of new Medicare legislation, as well as from improved earnings among drug and medical device makers.

MAINTAIN YOUR BALANCE THROUGH ALL TYPES OF MARKET CONDITIONS

Although stock markets in the United States and abroad enjoyed a welcome resurgence over the past several months, we continue to urge investors to proceed with caution and not to chase performance or make sudden changes in their asset allocations. Investors enhance their ability to meet their long-term financial goals by sticking with balanced portfolios of stocks, bonds, and short-term reserves appropriate for their individual situations.

No matter how the market performs in the short term, a balanced portfolio over the long term enables you to benefit from the gains of the best-performing asset classes and to be less affected by the woes of the worst-performing classes. For investors who desire a socially screened stock fund that seeks long-term growth of capital--and who are comfortable with the risks inherent in that strategy--Vanguard Calvert Social Index Fund can play a valuable role.

We thank you for entrusting your hard-earned assets to us.



Sincerely,

/S/ John J. Brennan
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MARCH 15, 2004




================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE            AUGUST 31, 2003-FEBRUARY 29, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                               STARTING       ENDING        INCOME       CAPITAL
                            SHARE PRICE  SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
CALVERT SOCIAL INDEX FUND
  Investor Shares                 $6.87        $7.73        $0.070        $0.000
  Institutional Shares             6.88         7.74         0.076         0.000
================================================================================

FUND PROFILE                                                     AS OF 2-29-2004

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 6.


CALVERT SOCIAL INDEX FUND
================================================================================

PORTFOLIO CHARACTERISTICS

                                     TARGET         BROAD
                           FUND      INDEX*       INDEX**
----------------------------------------------------------
Number of Stocks            650        649         5,179
Median Market Cap         $39.6B     $40.1B        $29.1B
Price/Earnings Ratio       26.1x      24.7x         23.5x
Price/Book Ratio            3.3x       3.3x          3.2x
Yield                                  1.3%          1.5%
  Investor Shares           1.0%
  Institutional Shares      1.2%
Return on Equity           17.2%      17.2%         15.7%
Earnings Growth Rate       13.8%      13.8%          5.4%
Foreign Holdings            0.2%       0.2%          0.9%
Turnover Rate                13%+       --            --
Expense Ratio                           --            --
  Investor Shares          0.25%+
  Institutional Shares     0.12%+
Short-Term Reserves           0%        --            --
-----------------------------------------------------------

-----------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pfizer Inc.                           4.2%
  (pharmaceuticals)
Microsoft Corp.                       4.1
  (software)
Intel Corp.                           2.9
  (electronics)
American International Group, Inc.    2.6
  (insurance)
International Business Machines Corp. 2.5
  (computer hardware)
Johnson & Johnson                     2.4
  (pharmaceuticals)
Cisco Systems, Inc.                   2.4
  (computer hardware)
The Procter & Gamble Co.              2.0
  (consumer products)
Bank of America Corp.                 1.8
  (banking)
Merck & Co., Inc.                     1.6
  (pharmaceuticals)
---------------------------------------------------------
Top Ten                              26.5%
---------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------------------------
VOLATILITY MEASURES

                                TARGET                BROAD
                      FUND      INDEX*   FUND       INDEX**
----------------------------------------------------------------
R-Squared             1.00        1.00   0.97          1.00
Beta                  1.00        1.00   1.11          1.00
----------------------------------------------------------------

-------------------------------------------
INVESTMENT FOCUS
MARKET CAP -- LARGE
STYLE -- GROWTH
-------------------------------------------

-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

                                       TARGET        BROAD
                             FUND      INDEX*      INDEX**
----------------------------------------------------------
Auto & Transportation          2%          2%           3%
Consumer Discretionary        13          13           16
Consumer Staples               5           5            7
Financial Services            29          29           24
Health Care                   17          17           13
Integrated Oils                0           0            3
Other Energy                   1           1            2
Materials & Processing         1           1            4
Producer Durables              4           4            4
Technology                    22          22           14
Utilities                      5           5            6
Other                          1           1            4


 *Calvert Social Index.
**Wilshire 5000 Index.
 +Annualized.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                              AS OF 2-29-2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


CALVERT SOCIAL INDEX FUND
---------------------------------------------------------------------------
Fiscal-Year Total Returns (%) May 31, 2000-February 29, 2004

SCALE RANGE -60% to 40%

     CALVERT SOCIAL INDEX FUND
         INVESTOR SHARES        CALVERT SOCIAL INDEX
     -------------------------  ---------------------
2000          11.1%                    10.5%
2001         -31.8                    -31.7
2002         -20.0                    -19.7
2003          15.3                     15.6
2004*         13.6                     13.7


*Six months ended February 29, 2004.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            SINCE INCEPTION
                                               ONE    --------------------------
                        INCEPTION DATE        YEAR    CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------
CALVERT SOCIAL INDEX FUND
  Investor Shares*           5/31/2000      30.45%     -7.69%    0.76%    -6.93%
  Institutional Shares       1/14/2003      22.16**       --       --        --
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Return since inception.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would have incurred over the most recent six-month period on a $10,000 investment in the fund. The example uses the fund's actual return and operating expenses for the period. The cost in dollars is calculated by applying the expense ratio to the average balance in a hypothetical account. For comparative purposes, we also show the fund's annualized expense ratio--in which its six-month expenses are projected for a 12-month period--along with the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                            SIX MONTHS ENDED           ANNUALIZED FUND EXPENSES
                           FEBRUARY 29, 2004         VERSUS PEER GROUP EXPENSES
                          ------------------    --------------------------------
                             COST OF $10,000             FUND        PEER GROUP*
                          INVESTMENT IN FUND    EXPENSE RATIO      EXPENSE RATIO
--------------------------------------------------------------------------------
CALVERT SOCIAL INDEX FUND

  Investor Shares                        $13             0.25%             1.61%
  Institutional Shares                     6             0.12                --
--------------------------------------------------------------------------------
*Average Large-Cap Growth Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2003.

You can find more information about the fund's expense ratio, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS (UNAUDITED)                                 AS OF 2-29-2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
COMMON STOCKS (99.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
  United Parcel Service, Inc.                     20,255                   1,431
  FedEx Corp.                                     10,262                     705
  Harley-Davidson, Inc.                           11,196                     595
  Southwest Airlines Co.                          26,401                     365
  Genuine Parts Co.                                6,397                     222
  Delphi Corp.                                    18,332                     187
  Expeditors International of
    Washington, Inc.                               3,900                     150
  C.H. Robinson Worldwide, Inc.                    2,968                     118
  Gentex Corp.                                     2,800                     114
  BorgWarner, Inc.                                 1,000                      90
* JetBlue Airways Corp.                            3,159                      75
  CNF Inc.                                         1,865                      62
  ArvinMeritor, Inc.                               2,600                      59
  Visteon Corp.                                    4,600                      46
* Swift Transportation Co., Inc.                   2,000                      43
  Skywest, Inc.                                    2,100                      41
  Delta Air Lines, Inc.                            4,000                      36
* Continental Airlines, Inc. Class B               2,300                      34
                                                                      ----------
                                                                           4,373
                                                                      ----------
CONSUMER DISCRETIONARY (12.6%)
  Home Depot, Inc.                                84,316                   3,062
* Time Warner, Inc.                              161,303                   2,783
  Lowe's Cos., Inc.                               26,366                   1,476
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
--------------------------------------------------------------------------------
  Target Corp.                                    30,674                   1,348
  Gillette Co.                                    34,139                   1,314
  Kimberly-Clark Corp.                            18,678                   1,208
* Liberty Media Corp.                             99,815                   1,138
* eBay Inc.                                       15,999                   1,102
* Yahoo! Inc.                                     20,775                     922
* Costco Wholesale Corp.                          16,952                     660
  Avon Products, Inc.                              8,750                     618
* Kohl's Corp.                                    11,232                     578
  Omnicom Group Inc.                               7,007                     573
  The McGraw-Hill Cos., Inc.                       7,059                     552
* Starbucks Corp.                                 14,642                     548
* Electronic Arts Inc.                            11,044                     521
  Best Buy Co., Inc.                               9,715                     517
  The Gap, Inc.                                   24,123                     502
* Staples, Inc.                                   18,395                     482
* Amazon.com, Inc.                                10,748                     464
* Bed Bath & Beyond, Inc.                         11,072                     453
* Apollo Group, Inc. Class A                       5,230                     398
* EchoStar Communications Corp.
    Class A                                        9,101                     329
  Eastman Kodak Co.                               10,535                     301
* Univision Communications Inc.                    8,437                     301
  Newell Rubbermaid, Inc.                         10,258                     263
  R.R. Donnelley & Sons Co.                        7,966                     253
  New York Times Co. Class A                       5,438                     248
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
  Dollar General Corp.                            11,245                     246
  Family Dollar Stores, Inc.                       6,044                     230
* Office Depot, Inc.                              11,528                     201
  Harman International
    Industries, Inc.                               2,449                     191
  Ross Stores, Inc.                                5,719                     183
  Estee Lauder Cos. Class A                        4,120                     176
* Career Education Corp.                           3,499                     175
  Jones Apparel Group, Inc.                        4,677                     174
  Whirlpool Corp.                                  2,207                     161
  CDW Corp.                                        2,210                     153
  Black & Decker Corp.                             2,917                     150
  E.W. Scripps Co. Class A                         1,531                     149
  Nordstrom, Inc.                                  3,781                     148
  Manpower Inc.                                    3,234                     145
  PETsMART, Inc.                                   5,266                     143
* Robert Half International, Inc.                  6,321                     142
  Darden Restaurants Inc.                          5,632                     137
* Brinker International, Inc.                      3,532                     133
* Dollar Tree Stores, Inc.                         4,274                     132
* CarMax, Inc.                                     3,763                     128
* Iron Mountain, Inc.                              2,850                     128
  Sabre Holdings Corp.                             5,374                     122
  Outback Steakhouse                               2,500                     121
* ChoicePoint Inc.                                 3,200                     121
* Lamar Advertising Co. Class A                    3,018                     120
  Fastenal Co.                                     2,402                     116
  The Stanley Works                                2,948                     114
* Williams-Sonoma, Inc.                            3,452                     110
* Sirius Satellite Radio, Inc.                    36,793                     108
  Alberto-Culver Co.                               2,509                     103
  Belo Corp. Class A                               3,559                      99
* Corinthian Colleges, Inc.                        1,600                      96
* Monster Worldwide Inc.                           3,944                      87
* The Cheesecake Factory                           1,800                      85
* Convergys Corp.                                  5,201                      85
* Advance Auto Parts, Inc.                         2,134                      84
* Tech Data Corp.                                  2,070                      84
* O'Reilly Automotive, Inc.                        2,032                      83
* Saks Inc.                                        4,700                      82
* Getty Images, Inc.                               1,600                      82
* Krispy Kreme Doughnuts, Inc.                     2,100                      81
  Viad Corp.                                       3,227                      79
  Maytag Corp.                                     2,696                      76
  Ruby Tuesday, Inc.                               2,400                      76
  Meredith Corp.                                   1,442                      73
* Education Management Corp.                       2,200                      70
* The Corporate Executive Board Co.                1,400                      70
  Borders Group, Inc.                              2,904                      70
* Barnes & Noble, Inc.                             1,993                      70
* Entercom Communications Corp.                    1,500                      69
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  Regis Corp.                                      1,600                      69
  Reebok International Ltd.                        1,700                      68
* DeVry, Inc.                                      2,200                      65
* ITT Educational Services, Inc.                   1,700                      65
  Snap-On Inc.                                     1,979                      63
  Furniture Brands International Inc.              1,900                      62
  Ethan Allen Interiors, Inc.                      1,400                      61
* BearingPoint, Inc.                               5,576                      59
* BJ's Wholesale Club, Inc.                        2,499                      59
  Lee Enterprises, Inc.                            1,300                      59
* Pixar, Inc.                                        889                      58
* Valassis Communications, Inc.                    1,876                      57
* Weight Watchers International, Inc.              1,505                      57
* CEC Entertainment Inc.                           1,000                      55
* Linens 'n Things, Inc.                           1,600                      54
* Tommy Hilfiger Corp.                             3,299                      53
  The Brink's Co.                                  2,000                      53
  The McClatchy Co. Class A                          767                      53
* American Greetings Corp. Class A                 2,300                      52
* Metro-Goldwyn-Mayer Inc.                         3,016                      52
* DoubleClick Inc.                                 4,759                      52
* R.H. Donnelley Corp.                             1,178                      51
  Media General, Inc. Class A                        772                      50
  The Toro Co.                                       906                      50
* Earthlink, Inc.                                  5,357                      49
* United Stationers, Inc.                          1,200                      48
* Timberland Co.                                     761                      47
* Arbitron Inc.                                    1,100                      46
  Callaway Golf Co.                                2,402                      45
  Extended Stay America, Inc.                      2,786                      43
  La-Z-Boy Inc.                                    1,900                      43
* P.F. Chang's China Bistro, Inc.                    885                      43
  Harte-Hanks, Inc.                                1,882                      42
* Charter Communications, Inc.                     9,089                      41
  Blyth, Inc.                                      1,200                      41
* Scholastic Corp.                                 1,264                      41
* Panera Bread Co.                                   998                      39
  John Wiley & Sons Class A                        1,382                      36
* Cox Radio, Inc.                                  1,500                      33
* Catalina Marketing Corp.                         1,675                      29
* Hollywood Entertainment Corp.                    1,900                      21
                                                                      ----------
                                                                          31,039
                                                                      ----------
CONSUMER STAPLES (4.7%)
  The Procter & Gamble Co.                        47,955                   4,916
  Walgreen Co.                                    37,993                   1,355
  Colgate-Palmolive Co.                           18,404                   1,021
  Sysco Corp.                                     23,938                     949
  CVS Corp.                                       14,586                     547
  General Mills, Inc.                             10,830                     498
  H.J. Heinz Co.                                  12,988                     496
  Kellogg Co.                                      8,739                     345
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  Wm. Wrigley Jr. Co.                              4,979                     280
  Hershey Foods Corp.                              3,280                     272
  Whole Foods Market, Inc.                         2,209                     171
  McCormick & Co., Inc.                            4,537                     142
  SuperValu Inc.                                   4,888                     138
  Dial Corp.                                       3,502                     101
  J.M. Smucker Co.                                 1,825                      92
* NBTY, Inc.                                       2,200                      73
  Church & Dwight, Inc.                            1,500                      63
* Performance Food Group Co.                       1,633                      57
                                                                      ----------
                                                                          11,516
                                                                      ----------
FINANCIAL SERVICES (29.2%)
  BANKS--NEW YORK CITY (1.7%)
  J.P. Morgan Chase & Co.                         75,642                   3,103
  The Bank of New York Co., Inc.                  28,568                     943

  BANKS--OUTSIDE NEW YORK CITY (11.9%)
  Bank of America Corp.                           55,131                   4,516
  Wells Fargo & Co.                               62,767                   3,600
  Wachovia Corp.                                  49,138                   2,357
  Bank One Corp.                                  41,515                   2,241
  U.S. Bancorp                                    71,499                   2,040
  FleetBoston Financial Corp.                     39,146                   1,763
  Fifth Third Bancorp                             17,787                     996
  BB&T Corp.                                      20,354                     756
  National City Corp.                             20,438                     730
  State Street Corp.                              12,317                     662
  SunTrust Banks, Inc.                             9,033                     653
  PNC Financial Services Group                    10,257                     601
  Mellon Financial Corp.                          15,853                     513
  KeyCorp                                         15,491                     502
  SouthTrust Corp.                                12,239                     411
  Northern Trust Corp.                             7,644                     380
  Comerica, Inc.                                   6,051                     348
  M & T Bank Corp.                                 3,460                     332
  AmSouth Bancorp                                 12,993                     329
  Marshall & Ilsley Corp.                          7,760                     308
  Regions Financial Corp.                          8,157                     301
  Synovus Financial Corp.                          9,419                     236
  North Fork Bancorp, Inc.                         5,555                     235
  National Commerce Financial Corp.                7,544                     221
  First Tennessee National Corp.                   4,600                     213
  Union Planters Corp.                             6,959                     209
  Popular, Inc.                                    4,489                     201
  Banknorth Group, Inc.                            5,987                     200
  Zions Bancorp                                    3,291                     192
  Huntington Bancshares Inc.                       8,100                     187
  Compass Bancshares Inc.                          4,476                     186
  Commerce Bancorp, Inc.                           2,853                     173
  Mercantile Bankshares Corp.                      3,064                     138
  Hibernia Corp. Class A                           5,716                     136
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  TCF Financial Corp.                              2,512                     131
  Commerce Bancshares, Inc.                        2,400                     119
  Doral Financial Corp.                            3,400                     116
  Associated Banc-Corp                             2,514                     112
  Investors Financial Services Corp.               2,400                     106
  City National Corp.                              1,567                      97
  Valley National Bancorp                          3,397                      96
  Bank of Hawaii Corp.                             2,027                      93
  Sky Financial Group, Inc.                        3,400                      92
  Wilmington Trust Corp.                           2,388                      89
  Fulton Financial Corp.                           4,003                      88
  Colonial BancGroup, Inc.                         4,651                      86
  Cullen/Frost Bankers, Inc.                       1,900                      81
  FirstMerit Corp.                                 2,621                      70
  The South Financial Group, Inc.                  2,200                      68
  UCBH Holdings, Inc.                              1,691                      66
  Westamerica Bancorporation                       1,300                      65
  Hudson United Bancorp                            1,600                      63
  Whitney Holdings Corp.                           1,451                      62
  BancorpSouth, Inc.                               2,700                      59
  First Midwest Bancorp, Inc.                      1,750                      59
  First BanCorp Puerto Rico                        1,365                      58
  Trustmark Corp.                                  1,896                      58
  Old National Bancorp                             2,400                      54
  Park National Corp.                                465                      53
  Greater Bay Bancorp                              1,900                      52
  Pacific Capital Bancorp                          1,232                      49
  Southwest Bancorporation
    of Texas, Inc.                                 1,200                      47
  United Bankshares, Inc.                          1,500                      47
* Silicon Valley Bancshares                        1,300                      45
  Citizens Banking Corp.                           1,300                      43
  Chittenden Corp.                                 1,300                      43
  Community First Bankshares, Inc.                 1,400                      40
  Texas Regional Bancshares, Inc.                    983                      39

  DIVERSIFIED FINANCIAL SERVICES (1.6%)
  American Express Co.                            42,337                   2,262
  The Goldman Sachs Group, Inc.                   11,138                   1,179
  CIT Group Inc.                                   7,882                     311
  Leucadia National Corp.                          1,678                      87
* BISYS Group, Inc.                                4,248                      75
  F.N.B. Corp.                                     1,770                      40

  FINANCE COMPANIES (0.3%)
  Capital One Financial Corp.                      8,502                     601

  FINANCE--SMALL LOAN (0.3%)
  SLM Corp.                                       16,626                     697
* AmeriCredit Corp.                                5,700                     108
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
  FINANCIAL DATA PROCESSING SERVICES (1.6%)
  First Data Corp.                                33,381                   1,368
  Automatic Data Processing, Inc.                 22,117                     939
  Paychex, Inc.                                   12,375                     398
* SunGard Data Systems, Inc.                      10,540                     306
* Fiserv, Inc.                                     7,154                     276
* Affiliated Computer
    Services, Inc. Class A                         4,572                     221
* DST Systems, Inc.                                3,960                     177
  Fair, Isaac, Inc.                                1,800                     107
  Deluxe Corp.                                     1,851                      73
* CheckFree Corp.                                  2,408                      70
  Jack Henry & Associates Inc.                     2,700                      50
  Global Payments Inc.                               983                      43

  FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                    4,733                     316
* The Dun & Bradstreet Corp.                       2,675                     142
  Dow Jones & Co., Inc.                            1,521                      74

  FINANCIAL MISCELLANEOUS (2.9%)
  Fannie Mae                                      32,418                   2,428
  Freddie Mac                                     25,666                   1,589
  MBNA Corp.                                      41,796                   1,142
  MBIA, Inc.                                       5,336                     351
  H & R Block, Inc.                                6,103                     330
  Ambac Financial Group, Inc.                      3,991                     312
  MGIC Investment Corp.                            3,637                     241
  Fidelity National Financial, Inc.                5,582                     218
  Radian Group, Inc.                               3,483                     152
* Providian Financial Corp.                       10,681                     138
  Nationwide Financial Services, Inc.              2,100                      80
  First American Corp.                             2,572                      79
  Brown & Brown, Inc.                              2,000                      74
  New Century Financial Corp.                      1,299                      64

  INSURANCE--LIFE (0.7%)
  Prudential Financial, Inc.                      19,890                     923
  The Principal Financial Group, Inc.             11,950                     433
  Jefferson-Pilot Corp.                            5,185                     277
  AmerUs Group Co.                                 1,421                      55
* The MONY Group Inc.                              1,700                      54

  INSURANCE--MULTILINE (4.2%)
  American International Group, Inc.              84,926                   6,285
  AFLAC Inc.                                      18,951                     770
  The Hartford Financial
    Services Group Inc.                           10,441                     684
  St. Paul Cos., Inc.                              8,406                     359
  Lincoln National Corp.                           6,590                     306
  CIGNA Corp.                                      5,207                     289
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  Aon Corp.                                       10,311                     271
  Cincinnati Financial Corp.                       5,260                     237
  SAFECO Corp.                                     5,108                     230
  Torchmark Corp.                                  4,183                     218
  UnumProvident Corp.                              9,823                     146
  Arthur J. Gallagher & Co.                        3,300                     111
  Protective Life Corp.                            2,387                      91
* Markel Corp.                                       317                      86
* Allmerica Financial Corp.                        1,973                      73
  StanCorp Financial Group, Inc.                   1,100                      73
  Unitrin, Inc.                                    1,596                      69
  American National Insurance Co.                    506                      48
  Hilb, Rogal and Hamilton Co.                     1,164                      43

  INSURANCE--PROPERTY-CASUALTY (1.4%)
  Progressive Corp. of Ohio                        6,986                     578
  The Chubb Corp.                                  6,989                     496
  ACE Ltd.                                        10,299                     463
  XL Capital Ltd. Class A                          5,084                     390
  Travelers Property
    Casualty Corp. Class A                        18,778                     341
  Everest Re Group, Ltd.                           2,063                     180
  White Mountains
    Insurance Group Inc.                             285                     139
  The PMI Group Inc.                               3,465                     137
  RenaissanceRe Holdings Ltd.                      2,500                     132
  PartnerRe Ltd.                                   2,037                     113
  W.R. Berkley Corp.                               2,700                     113
  HCC Insurance Holdings, Inc.                     2,200                      71
  Transatlantic Holdings, Inc.                       800                      69
  Erie Indemnity Co. Class A                       1,116                      53
  IPC Holdings Ltd.                                1,348                      53
  Commerce Group, Inc.                             1,100                      51
  Mercury General Corp.                            1,000                      51
* Ohio Casualty Corp.                              2,000                      38

  INVESTMENT MANAGEMENT COMPANIES (0.3%)
  T. Rowe Price Group Inc.                         4,650                     245
  Federated Investors, Inc.                        3,516                     114
  SEI Corp.                                        2,644                      94
  Eaton Vance Corp.                                2,218                      85
  Waddell & Reed Financial, Inc.                   2,967                      77
* Affiliated Managers Group, Inc.                    800                      68

  REAL ESTATE INVESTMENT TRUST
  Catellus Development Corp.                       3,062                      80

  RENT & Lease Services--Commercial
* United Rentals, Inc.                             2,397                      42
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  SAVINGS & Loan (1.5%)
  Washington Mutual, Inc.                         33,276                   1,495
  Golden West Financial Corp.                      4,835                     558
  New York Community
    Bancorp, Inc.                                  8,749                     307
  Sovereign Bancorp, Inc.                         10,897                     241
  Green Point Financial Corp.                      4,200                     183
  Astoria Financial Corp.                          2,702                     109
  People's Bank                                    2,300                     103
  Hudson City Bancorp, Inc.                        2,600                     101
  Webster Financial Corp.                          1,700                      86
  Washington Federal Inc.                          2,895                      75
  Independence Community
    Bank Corp.                                     1,800                      71
  IndyMac Bancorp, Inc. REIT                       2,000                      70
  Downey Financial Corp.                             800                      43
  Commercial Federal Corp.                         1,500                      42
  Staten Island Bancorp, Inc.                      1,700                      41

  SECURITIES BROKERS & SERVICES (0.6%)
  Charles Schwab Corp.                            38,293                     469
  Franklin Resources Corp.                         5,200                     294
  Legg Mason Inc.                                  2,490                     235
* E*TRADE Group, Inc.                             13,489                     193
* Ameritrade Holding Corp.                        10,654                     173
  A.G. Edwards & Sons, Inc.                        2,886                     110
  Jefferies Group, Inc.                            1,800                      67
* Investment Technology Group, Inc.                1,650                      24
  LaBranche & Co. Inc.                             1,106                      11
                                                                      ----------
                                                                          71,981
                                                                      ----------
HEALTH CARE (17.3%)
  BIOTECH RESEARCH & PRODUCTION (2.0%)
* Amgen, Inc.                                     47,834                   3,039
* Biogen Idec Inc.                                12,101                     671
* Genzyme Corp.-General Division                   8,326                     423
* Millennium Pharmaceuticals, Inc.                10,288                     183
* Invitrogen Corp.                                 1,900                     140
* Millipore Corp.                                  1,800                      94
* Protein Design Labs, Inc.                        3,500                      84
* ICOS Corp.                                       2,093                      80
* Neurocrine Biosciences, Inc.                     1,391                      77
* IDEXX Laboratories Corp.                         1,300                      66
* OSI Pharmaceuticals, Inc.                        1,400                      46
* Abgenix, Inc.                                    2,900                      43
* Applera Corp.-Celera
    Genomics Group                                 2,700                      39
* Trimeris, Inc.                                     655                      11

  DRUGS & PHARMACEUTICALS (11.1%)
  Pfizer Inc.                                    282,870                  10,367
  Johnson & Johnson                              110,049                   5,933
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  Merck & Co., Inc.                               82,476                   3,965
  Bristol-Myers Squibb Co.                        71,944                   2,002
  Cardinal Health, Inc.                           16,042                   1,046
* Forest Laboratories, Inc.                       13,543                   1,022
  Schering-Plough Corp.                           54,496                     979
  Allergan, Inc.                                   4,865                     426
* Gilead Sciences, Inc.                            7,550                     409
  AmerisourceBergen Corp.                          4,200                     244
* MedImmune Inc.                                   9,186                     236
* Barr Pharmaceuticals Inc.                        2,193                     170
* IVAX Corp.                                       6,066                     135
* Pharmaceutical Resources, Inc.                   1,312                      82
  Medicis Pharmaceutical Corp.                     1,966                      77
* Amylin Pharmaceuticals, Inc.                     2,944                      68
* Taro Pharmaceutical
    Industries Ltd.                                  976                      61
* Vertex Pharmaceuticals, Inc.                     2,713                      31

  ELECTRONICS--MEDICAL SYSTEMS (1.0%)
  Medtronic, Inc.                                 44,890                   2,105
* Varian Medical Systems, Inc.                     2,522                     211
* Affymetrix, Inc.                                 2,178                      74

  HEALTH & PERSONAL CARE (0.5%)
* Anthem, Inc.                                     5,117                     440
  McKesson Corp.                                  10,186                     278
  Omnicare, Inc.                                   3,823                     176
* Express Scripts Inc.                             2,334                     170
* Lincare Holdings, Inc.                           3,630                     117
* Accredo Health, Inc.                             1,750                      63
* Apria Healthcare Group Inc.                      1,900                      59

  HEALTH CARE FACILITIES (0.4%)
  Quest Diagnostics, Inc.                          3,018                     250
* Laboratory Corp. of
    America Holdings                               5,264                     206
  Health Management
    Associates Class A                             8,952                     200
* DaVita, Inc.                                     2,381                     108
* Renal Care Group, Inc.                           1,800                      84
* Pharmaceutical Product
    Development, Inc.                              1,800                      53
* LifePoint Hospitals, Inc.                        1,300                      44

  HEALTH CARE MANAGEMENT SERVICES (0.8%)
* WellPoint Health
    Networks Inc. Class A                          5,682                     618
* Caremark Rx, Inc.                                9,800                     316
  IMS Health, Inc.                                 8,794                     218
* AdvancePCS                                       2,975                     205
  Oxford Health Plans, Inc.                        2,855                     137
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
* Health Net Inc.                                  4,129                     114
  Universal Health Services Class B                1,882                     101
* WebMD Corp.                                     11,270                      97
* First Health Group Corp.                         3,437                      73

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.5%)
* Boston Scientific Corp.                         21,663                     885
* St. Jude Medical, Inc.                           6,436                     468
  Becton, Dickinson & Co.                          9,395                     457
  Stryker Corp.                                    5,138                     456
  Biomet, Inc.                                     8,749                     341
* Patterson Dental Co.                             2,191                     149
  Beckman Coulter, Inc.                            2,300                     121
* Henry Schein, Inc.                               1,626                     116
  DENTSPLY International Inc.                      2,556                     112
* Apogent Technologies Inc.                        3,343                      94
* Edwards Lifesciences Corp.                       2,200                      71
* Respironics, Inc.                                1,300                      68
* Cytyc Corp.                                      4,000                      66
* ResMed Inc.                                      1,300                      61
* Techne Corp.                                     1,500                      61
  Cooper Cos., Inc.                                1,204                      57
  Invacare Corp.                                   1,100                      49
  Medical Services
* Coventry Health Care Inc.                        2,787                     121
                                                                     -----------
                                                                          42,519
                                                                     -----------
MATERIALS & PROCESSING (1.4%)
  Weyerhaeuser Co.                                 8,180                     534
  Masco Corp.                                     17,128                     480
  Praxair, Inc.                                   12,022                     437
  Air Products & Chemicals, Inc.                   7,920                     382
* American Standard Cos., Inc.                     2,279                     248
  Avery Dennison Corp.                             3,590                     227
  Ecolab, Inc.                                     6,800                     186
* Sealed Air Corp.                                 3,112                     155
  Sigma-Aldrich Corp.                              2,241                     128
  Precision Castparts Corp.                        2,310                     104
  Bemis Co., Inc.                                  2,000                     102
  Sonoco Products Co.                              3,577                      89
  Harsco Corp.                                     1,554                      71
  Lubrizol Corp.                                   1,871                      58
  York International Corp.                         1,500                      56
  Hughes Supply, Inc.                              1,100                      52
  Airgas, Inc.                                     2,419                      50
  Corn Products International, Inc.                1,300                      49
  AptarGroup Inc.                                  1,200                      49
  Worthington Industries, Inc.                     2,500                      43
* Cabot Microelectronics Corp.                       900                      40
* Moore Wallace Inc.                                 100                       2
                                                                      ----------
                                                                           3,542
                                                                      ----------
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
OTHER ENERGY (0.5%)
  XTO Energy, Inc.                                 6,737                     201
  EOG Resources, Inc.                              4,294                     191
* Smith International, Inc.                        3,677                     186
* Pioneer Natural Resources Co.                    4,300                     138
  Chesapeake Energy Corp.                          8,653                     111
  Equitable Resources, Inc.                        2,300                      99
* Cooper Cameron Corp.                             2,000                      88
* Calpine Corp.                                   14,994                      83
* Key Energy Services, Inc.                        4,800                      65
* Grant Prideco, Inc.                              4,100                      62
* FMC Technologies Inc.                            2,238                      59
                                                                      ----------
                                                                           1,283
                                                                      ----------
PRODUCER DURABLES (4.3%)
* Applied Materials, Inc.                         61,524                   1,307
  Emerson Electric Co.                            15,545                     971
  Illinois Tool Works, Inc.                        9,846                     783
  Deere & Co.                                      8,819                     566
* Agilent Technologies, Inc.                      16,066                     549
* Xerox Corp.                                     29,365                     415
* Lexmark International, Inc.                      4,797                     395
* KLA-Tencor Corp.                                 7,259                     383
  Danaher Corp.                                    4,250                     381
  Pitney Bowes, Inc.                               8,633                     357
  Dover Corp.                                      7,516                     295
  Parker Hannifin Corp.                            4,393                     247
  D. R. Horton, Inc.                               7,623                     242
  Pulte Homes, Inc.                                3,750                     198
  Cooper Industries, Inc. Class A                  3,500                     185
* Novellus Systems, Inc.                           5,658                     182
* Teradyne, Inc.                                   7,024                     173
  American Power Conversion Corp.                  7,370                     167
* Waters Corp.                                     4,433                     164
  W.W. Grainger, Inc.                              3,051                     144
  Diebold, Inc.                                    2,677                     141
* LAM Research Corp.                               4,800                     123
  Pall Corp.                                       4,600                     120
  KB HOME                                          1,412                     102
* NVR, Inc.                                          219                     101
  Pentair, Inc.                                    1,857                     100
  Tektronix, Inc.                                  3,100                      99
  Garmin Ltd.                                      2,161                      99
* Andrew Corp.                                     5,303                      94
* Crown Castle International Corp.                 7,504                      90
* American Tower Corp. Class A                     7,814                      86
* Polycom, Inc.                                    3,700                      82
  Molex, Inc. Class A                              3,017                      80
  Donaldson Co., Inc.                              1,396                      80
  Ryland Group, Inc.                                 919                      79
  MDC Holdings, Inc.                               1,070                      75
  Herman Miller, Inc.                              2,655                      74
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
  Hubbell Inc. Class B                             1,873                      74
  Graco, Inc.                                      1,700                      72
  HON Industries, Inc.                             1,782                      67
  Roper Industries Inc.                            1,300                      63
* Terex Corp.                                      1,800                      63
  Cummins Inc.                                     1,256                      62
  Standard Pacific Corp.                           1,147                      60
  Kennametal, Inc.                                 1,300                      56
  Briggs & Stratton Corp.                            821                      56
* Interdigital Communications Corp.                2,024                      54
* Varian Semiconductor
    Equipment Associates, Inc.                     1,300                      53
* AGCO Corp.                                       2,800                      52
  IDEX Corp.                                       1,180                      50
* Cymer, Inc.                                      1,300                      50
  Cognex Corp.                                     1,400                      47
* Flowserve Corp.                                  2,000                      43
                                                                     -----------
                                                                          10,651
                                                                     -----------
TECHNOLOGY (22.2%)
  COMMUNICATIONS TECHNOLOGY (4.0%)
* Cisco Systems, Inc.                            255,885                   5,911
  QUALCOMM Inc.                                   29,633                   1,880
* Juniper Networks, Inc.                          12,500                     323
* Avaya Inc.                                      15,478                     265
* JDS Uniphase Corp.                              50,657                     248
  Scientific-Atlanta, Inc.                         5,613                     186
* NCR Corp.                                        3,463                     155
* Tellabs, Inc.                                   13,941                     135
  Harris Corp.                                     2,500                     118
* CIENA Corp.                                     17,441                     100
* UTStarcom, Inc.                                  2,996                      99
* Foundry Networks, Inc.                           4,192                      99
* 3Com Corp.                                      13,761                      96
* ADC Telecommunications, Inc.                    29,516                      89
* Advanced Fibre
    Communications, Inc.                           3,200                      78
* Avocent Corp.                                    1,733                      67
* Brocade Communications
    Systems, Inc.                                  9,400                      66
  ADTRAN Inc.                                      1,594                      52

  COMPUTER SERVICES SOFTWARE & SYSTEMS (5.9%)
  Microsoft Corp.                                377,938                  10,015
* Veritas Software Corp.                          15,866                     483
* Symantec Corp.                                  11,426                     470
  Adobe Systems, Inc.                              8,642                     322
* Intuit, Inc.                                     6,747                     299
* Siebel Systems, Inc.                            16,298                     213
* BEA Systems, Inc.                               14,000                     193
* Amdocs Ltd.                                      6,476                     181
* BMC Software, Inc.                               8,444                     166
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
* Mercury Interactive Corp.                        3,300                     160
* Check Point Software
    Technologies Ltd.                              6,600                     152
* Cadence Design Systems, Inc.                     9,592                     148
* QLogic Corp.                                     3,535                     148
* Novell, Inc.                                    13,743                     140
* Citrix Systems, Inc.                             6,041                     128
  Autodesk, Inc.                                   4,166                     119
* Cognizant Technology
    Solutions Corp.                                2,408                     114
* Ceridian Corp.                                   5,577                     106
* Compuware Corp.                                 12,785                     100
* Netscreen Technologies, Inc.                     2,568                      91
* Red Hat, Inc.                                    5,025                      91
* Sybase, Inc.                                     3,656                      79
  National Instruments Corp.                       1,950                      67
  Reynolds & Reynolds Class A                      2,403                      67
  Acxiom Corp.                                     3,117                      61
* Hyperion Solutions Corp.                         1,439                      51
* Electronics for Imaging, Inc.                    1,975                      50
* Ascential Software Corp.                         2,200                      50
* CACI International, Inc.                         1,100                      49
* Macromedia, Inc.                                 2,351                      48
* Parametric Technology Corp.                      9,670                      44
* Mentor Graphics Corp.                            2,400                      40
* NetIQ Corp.                                      2,000                      26

  COMPUTER TECHNOLOGY (6.2%)
  International Business
    Machines Corp.                                63,795                   6,156
* Dell Inc.                                       83,791                   2,736
  Hewlett-Packard Co.                            101,536                   2,306
* EMC Corp.                                       89,020                   1,275
* Sun Microsystems, Inc.                         121,122                     647
  Electronic Data Systems Corp.                   17,794                     341
* Apple Computer, Inc.                            12,439                     298
* Network Appliance, Inc.                         12,710                     275
* Unisys Corp.                                    12,199                     172
* Synopsys, Inc.                                   5,773                     170
* SanDisk Corp.                                    5,232                     133
* NVIDIA Corp.                                     5,700                     127
* Zebra Technologies Corp. Class A                 1,758                     126
* Storage Technology Corp.                         4,069                     120
* Maxtor Corp.                                     8,884                      91
* Ingram Micro, Inc. Class A                       4,556                      86
* Western Digital Corp.                            7,425                      85
* Emulex Corp.                                     3,000                      70
  Imation Corp.                                    1,325                      47
* McDATA Corp. Class A                             2,828                      23
* Quantum Corp.                                    5,116                      20
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                         SHARES                   (000)
================================================================================
  ELECTRONICS (0.2%)
* Sanmina-SCI Corp.                               18,988                     241
* Amphenol Corp.                                   1,517                      94
* Semtech Corp.                                    2,700                      65

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (5.7%)
  Intel Corp.                                    242,156                   7,078
  Texas Instruments, Inc.                         64,228                   1,969
  Analog Devices, Inc.                            13,570                     677
* Xilinx, Inc.                                    12,682                     533
  Linear Technology Corp.                         11,605                     464
* Broadcom Corp.                                   8,682                     352
* Micron Technology, Inc.                         22,544                     339
* Altera Corp.                                    14,072                     311
  Microchip Technology, Inc.                       7,700                     219
* Advanced Micro Devices, Inc.                    12,798                     192
* Jabil Circuit, Inc.                              6,034                     169
* Marvell Technology Group Ltd.                    3,333                     152
* LSI Logic Corp.                                 14,095                     142
* PMC Sierra Inc.                                  6,483                     129
  Intersil Corp.                                   5,100                     120
* Atmel Corp.                                     16,192                     112
* Avnet, Inc.                                      4,410                     104
* Fairchild Semiconductor
    International, Inc.                            3,654                      94
* Arrow Electronics, Inc.                          3,698                      91
* Conexant Systems, Inc.                          10,100                      74
* Agere Systems Inc. Class B                      19,600                      73
* Applied Micro Circuits Corp.                    11,146                      72
* Integrated Circuit Systems, Inc.                 2,600                      72
* Integrated Device Technology Inc.                3,800                      63
* RF Micro Devices, Inc.                           6,714                      62
* Vitesse Semiconductor Corp.                      7,688                      61
* Skyworks Solutions, Inc.                         5,247                      59
* Agere Systems Inc. Class A                      13,764                      53
* Amkor Technology, Inc.                           3,369                      52
* GlobespanVirata, Inc.                            5,473                      49
* Lattice Semiconductor Corp.                      3,700                      38

  ELECTRONICS--TECHNOLOGY (0.1%)
* Solectron Corp.                                 31,055                     198
* The Titan Corp.                                  3,000                      63
* KEMET Corp.                                      2,872                      42

  SCIENTIFIC EQUIPMENT & SUPPLIES (0.1%)
  Applera Corp.-Applied
    Biosystems Group                               7,645                     174
* Varian, Inc.                                     1,300                      52
                                                                      ----------
                                                                          54,646
                                                                      ----------
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
UTILITIES (4.9%)
  SBC Communications Inc.                        122,637                   2,945
  BellSouth Corp.                                 68,466                   1,887
* AT&T Wireless Services Inc.                     83,243                   1,130
* Comcast Corp. Special Class A                   36,063                   1,054
* Nextel Communications, Inc.                     39,449                   1,045
  ALLTEL Corp.                                    11,494                     595
* Comcast Corp. Class A                           10,562                     317
* Cox Communications, Inc. Class A                 7,352                     238
  Kinder Morgan, Inc.                              3,651                     225
  KeySpan Corp.                                    5,913                     225
  NiSource, Inc.                                   9,623                     209
* AES Corp.                                       21,688                     196
* NTL Inc.                                         2,818                     193
* Cablevision Systems
    NY Group Class A                               6,874                     175
  CenturyTel, Inc.                                 4,988                     143
* Citizens Communications Co.                     10,452                     138
  Telephone & Data Systems, Inc.                   1,874                     135
  Questar Corp.                                    3,011                     108
  MDU Resources Group, Inc.                        3,917                      91
  OGE Energy Corp.                                 3,238                      83
  Puget Energy, Inc.                               3,514                      79
  Aqua America, Inc.                               3,475                      75
  Hawaiian Electric Industries Inc.                1,400                      74
  ONEOK, Inc.                                      2,967                      66
  Peoples Energy Corp.                             1,400                      62
  AGL Resources Inc.                               2,100                      60
  NICOR Inc.                                       1,563                      56
  Duquesne Light Holdings, Inc.                    2,729                      54
  Piedmont Natural Gas, Inc.                       1,300                      54
  WGL Holdings Inc.                                1,800                      52
  Energen Corp.                                    1,233                      51
  Atmos Energy Corp.                               1,893                      50
* Cincinnati Bell Inc.                             8,977                      46
  IDACORP, Inc.                                    1,351                      42
  Cleco Corp.                                      1,800                      34
                                                                      ----------
                                                                          11,987
                                                                      ----------
OTHER (1.0%)
  3M Co.                                          26,609                   2,076
* SPX Corp.                                        2,789                     117
  Teleflex Inc.                                    1,322                      68
  Carlisle Co., Inc.                               1,133                      65
  Lancaster Colony Corp.                           1,000                      42
                                                                      ----------
                                                                           2,368
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $237,385)                                                        245,905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    FACE                  MARKET
                                                  AMOUNT                  VALUE*
                                                   (000)                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.038%, 3/1/2004                                $1,037                   1,037
  1.038%, 3/1/2004--Note E                           142                     142
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,179)                                                            1,179
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (Cost $238,564)                                                        247,084
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                        944
Liabilities--Note E                                                      (2,012)
                                                                      ----------
                                                                         (1,068)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $246,016
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

================================================================================
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                        $249,471
Undistributed Net Investment Income                                          68
Accumulated Net Realized Losses                                         (12,043)
Unrealized Appreciation                                                   8,520
--------------------------------------------------------------------------------
NET ASSETS                                                             $246,016
================================================================================

Investor Shares--Net Assets
Applicable to 30,019,648 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $232,119
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $7.73
================================================================================

Institutional Shares--Net Assets
Applicable to 1,796,060 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $13,897
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                    $7.74
================================================================================
See Note C in Notes to Financial Statements for the tax- basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                       CALVERT SOCIAL INDEX FUND
                                              SIX MONTHS ENDED FEBRUARY 29, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 1,381
  Interest                                                                     3
  Security Lending                                                             2
--------------------------------------------------------------------------------
    Total Income                                                           1,386
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                              54
    Management and Administrative
      Investor Shares                                                        133
      Institutional Shares                                                     3
    Marketing and Distribution
      Investor Shares                                                         14
      Institutional Shares                                                     1
  Custodian Fees                                                              36
  Shareholders' Reports
    Investor Shares                                                            1
    Institutional Shares                                                      --
--------------------------------------------------------------------------------
    Total Expenses                                                           242
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      1,144
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                     (119)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 24,073
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $25,098
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                       CALVERT SOCIAL INDEX FUND
                                                   -----------------------------
                                                       SIX MONTHS           YEAR
                                                            ENDED          ENDED
                                                    FEB. 29, 2004  AUG. 31, 2003
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 1,144        $ 1,392
  Realized Net Gain (Loss)                                  (119)        (6,002)
  Change in Unrealized Appreciation (Depreciation)        24,073         24,084
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           25,098         19,474
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                       (1,815)          (994)
    Institutional Shares                                    (130)            --
  Realized Capital Gain
    Investor Shares                                           --             --
    Institutional Shares                                      --             --
--------------------------------------------------------------------------------
    Total Distributions                                   (1,945)          (994)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                         60,295         38,311
  Institutional Shares                                       642         10,640
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                  60,937         48,951
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               84,090         67,431
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    161,926         94,495
--------------------------------------------------------------------------------
  End of Period                                         $246,016       $161,926
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CALVERT SOCIAL INDEX FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS         YEAR ENDED AUGUST 31,         MAY 8* TO
                                                            ENDED      ---------------------------       AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      FEB. 29, 2004       2003       2002       2001          2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $6.87      $6.02      $7.57     $11.14         $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .04        .07        .05        .04            .02
  Net Realized and Unrealized Gain (Loss) on Investments     .89        .84      (1.55)     (3.57)          1.12
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .93        .91      (1.50)     (3.53)          1.14
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.07)      (.06)      (.05)      (.03)            --
  Distributions from Realized Capital Gains                   --         --         --       (.01)            --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.07)      (.06)      (.05)      (.04)            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $7.73      $6.87      $6.02     $ 7.57         $11.14
=================================================================================================================

TOTAL RETURN**                                             13.60%     15.28%    -19.96%    -31.75%         11.07%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $232       $150        $94        $80            $40
  Ratio of Total Expenses to Average Net Assets             0.25%+     0.25%      0.25%      0.25%          0.25%+
  Ratio of Net Investment Income to Average Net Assets      1.13%+     1.18%      0.82%      0.70%          0.98%+
  Portfolio Turnover Rate                                     13%+       14%        18%        10%             3%
=================================================================================================================

*Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied to balances under $10,000.
+Annualized.

CALVERT SOCIAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                       SIX MONTHS    JAN. 14* TO
                                                   ENDED FEB. 29,       AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2004           2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $6.88          $6.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .046            .05
  Net Realized and Unrealized Gain (Loss) on Investments    .890            .61
--------------------------------------------------------------------------------
    Total from Investment Operations                        .936            .66
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.076)            --
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.076)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $7.74          $6.88
--------------------------------------------------------------------------------

TOTAL RETURN                                               13.67%         10.61%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                         $14            $12
Ratio of Total Expenses to Average Net Assets               0.12%**      0.12%**
Ratio of Net Investment Income to Average Net Assets        1.27%**      1.32%**
Portfolio Turnover Rate                                       13%**          14%
================================================================================
*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares were first issued on January 14, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2004, the fund had contributed capital of $35,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2003, the fund had available realized losses of $11,904,000 to offset future net capital gains of $57,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through
August 31, 2011, and $2,831,000 through August 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carry- forward balances above.

At February 29, 2004, net unrealized appreciation of investment securities for tax purposes was $8,520,000, consisting of unrealized gains of $27,714,000 on securities that had risen in value since their purchase and $19,194,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 29, 2004, the fund purchased $73,255,000 of investment securities and sold $12,867,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at February 29, 2004, was $132,000, for which the fund held cash collateral of $142,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED               YEAR ENDED
                                                  FEBRUARY 29, 2004          AUGUST 31, 2003
                                                -------------------       ------------------
                                                   AMOUNT    SHARES       AMOUNT      SHARES
                                                    (000)     (000)        (000)       (000)
--------------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $ 69,105     9,358     $ 56,456       9,160
  Issued in Lieu of Cash Distributions             1,660       228          910         154
  Redeemed                                       (10,470)   (1,418)     (19,055)     (3,163)
                                                --------------------------------------------
    Net Increase (Decrease)--Investor Shares      60,295     8,168       38,311       6,151
                                                --------------------------------------------
Institutional Shares
  Issued                                           1,833       245       12,139       1,954
  Issued in Lieu of Cash Distributions               130        18           --          --
  Redeemed                                        (1,321)     (180)      (1,499)       (241)
                                                --------------------------------------------
    Net Increase (Decrease)--Institutional Shares    642        83       10,640       1,713
--------------------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q2132 042004

VANGUARD(R) U.S. SECTOR INDEX FUNDS

FEBRUARY 29, 2004


SEMIANNUAL REPORT

VANGUARD(R) CONSUMER DISCRETIONARY INDEX FUND
VANGUARD(R) CONSUMER STAPLES INDEX FUND
VANGUARD(R) FINANCIALS INDEX FUND
VANGUARD(R) HEALTH CARE INDEX FUND
VANGUARD(R) INFORMATION TECHNOLOGY INDEX FUND
VANGUARD(R) MATERIALS INDEX FUND
VANGUARD(R) UTILITIES INDEX FUND

THE VANGUARD GROUP(R)LOGO

HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about your Fund's return and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the Fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the Fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

Frequent updates on the Fund's performance and information about some of its holdings are available on Vanguard.com.

--------------------------------------------------------------------------------
CONTENTS

1 letter from the chairman
5 fund profiles
9 glossary of investment terms
10 performance summaries
11 financial statements
43 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Launched just two to five weeks before the close of their first reporting period on February 29, the Vanguard U.S. Sector Index Funds posted returns ranging from -7.1% to 5.4%.

* As the period came to an end, the broad stock market gave up some of its earlier gains, particularly those won by technology stocks.

* Despite the market's retreat in the final weeks of the period, most of the industry sectors tracked by the funds rose.
--------------------------------------------------------------------------------

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.
                                                                    -----------
                                                                     INDEXED TO
                                                                         MSCI
                                                                    -----------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

As this is our first report for the Vanguard U.S. Sector Index Funds, it is my pleasure to welcome our new shareholders. These funds are designed to be low-cost tools to help meet complex investment needs, such as increasing exposure to an underrepresented sector or mitigating overall risk without having to overhaul an entire portfolio.

[PICTURES OF JOHN J. BRENNAN]

Because these funds launched so recently, this report covers periods ranging from just two to five weeks. That's far too short to derive any significant meaning from performance data. We can say, however, that the funds made a good start toward their common objective of closely tracking their respective benchmarks.

The adjacent table shows the total return since inception for each fund's Admiral Shares. It also shows the returns of the respective target indexes (subsets of the MSCI US Investable Market 2500 Index) and the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, over the same periods. The Total Returns table on the next page does the same for the funds' exchange-traded VIPER Shares. (Three of the funds had not yet issued Admiral Shares as of February 29. Please note that Vanguard plans to introduce index funds tracking additional market sectors in the future.)

STOCKS CONTINUED THEIR COMEBACK

The Sector Index Funds will have a fiscal year-end of August 31; that is why you are now reading their "semiannual" report. Although the funds did not exist at the start of the fiscal period, we think it is helpful to reflect on the investment environment that preceded their inception.

As the fiscal half-year began last September, the U.S. stock market was in the midst of a strong advance. The gains continued through most of the period, buoyed by a steady flow of positive corporate earnings reports and economic data that suggested the national economy was continuing to mend. Despite these signs of growth, however, the job market remained all but flat.

During the six months, the U.S. stock market, as measured by the Wilshire 5000 Index, returned 15.3%. The Russell 2000 Index, a proxy for small-capitalization stocks, returned 18.3%, outpacing the mid- to large-cap stocks in the Russell 1000 Index, which returned 14.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values) outpaced growth stocks.

--------------------------------------------------------------------
TOTAL RETURNS: ADMIRAL SHARES*                          INCEPTION**
                                          THROUGH FEBRUARY 29, 2004
--------------------------------------------------------------------
VANGUARD CONSUMER STAPLES INDEX FUND                            5.4%
MSCI US IMI/Consumer Staples                                    5.4
Wilshire 5000 Index                                             1.5
--------------------------------------------------------------------
VANGUARD FINANCIALS INDEX FUND                                  3.1%
MSCI US IMI/Financials                                          3.1
Wilshire 5000 Index                                             2.2
--------------------------------------------------------------------
VANGUARD HEALTH CARE INDEX FUND                                -0.3%
MSCI US IMI/Health Care                                        -0.3
Wilshire 5000 Index                                             1.9
--------------------------------------------------------------------
VANGUARD MATERIALS INDEX FUND                                   0.3%
MSCI US IMI/Materials                                           0.3
Wilshire 5000 Index                                            -1.0
--------------------------------------------------------------------
*Returns do not reflect the 2% fee on sales of shares held for less than one year.
**Admiral Shares inception dates: Consumer Staples Index Fund, January 30, 2004; Financials Index Fund, February 4, 2004; Health Care Index Fund, February 5, 2004; Materials Index Fund, February 11, 2004.

International equities continued to provide generous gains for U.S.-based investors. Returns from European markets were generally stronger than those from Pacific markets, and returns from emerging markets were outstanding. The continued decline in the U.S. dollar's relative value transformed local-currency-based results into impressive dollar-denominated returns.

--------------------------------------------------------------------------------
ADMIRAL(A) SHARES A low-cost class of shares available to shareholders who make significant investments in the fund.

VIPER SHARES Traded on the American Stock Exchange, VIPERs are available only through brokers. The table at right shows VIPER returns based on both the AMEX market price and the net asset value for a share.
--------------------------------------------------------------------------------

AS INTEREST RATES REMAINED LOW, INVESTORS SOUGHT OUT RISKIER BONDS

In the fixed income markets, demand for U.S. Treasury issues remained strong, boosting the price of the 10-year Treasury note while reducing its yield from 4.46% at the start of the period to 3.97% by February 29. However, the low level of market rates in general, together with signs of a strengthening economy, sent many investors searching for the higher yields to be obtained from riskier bonds. As a result, returns of corporate bonds exceeded those of government bonds with similar maturities. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, recorded a six-month return of 10.6%, while the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 4.9%.

Short-term interest rates remained low and stable, fluctuating within a tight range of 0.91% to 0.97% throughout the six months. The 3-month Treasury bill, a proxy for money market rates, ended the fiscal half-year with a yield of 0.94%, just 3 basis points below its initial 0.97% yield.

MOST OF THE FUNDS ROSE DESPITE A LATE MARKET RETREAT

--------------------------------------------------------------------------------
MARKET BAROMETER                                          TOTAL RETURNS
                                                PERIODS ENDED FEBRUARY 29, 2004
                                           -------------------------------------
                                               SIX           ONE           FIVE
                                            MONTHS          YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              14.8%         39.7%           0.5%
Russell 2000 Index (Small-caps)              18.3          64.4            9.8
Wilshire 5000 Index (Entire market)          15.3          42.5            1.2
MSCI All Country World Index
 ex USA (International)                      25.4          55.9            2.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   4.9%          4.5%           7.2%
 (Broad taxable market)
Lehman Municipal Bond Index                   6.5           6.3            6.1
Citigroup 3-Month Treasury Bill Index         0.5           1.0            3.4
================================================================================
CPI
Consumer Price Index                          0.9%          1.7%           2.5%
--------------------------------------------------------------------------------
*Annualized.


After the funds were launched in late January and early February, the stock market started giving up some of its earlier gains. Anemic payroll growth was likely a factor in the retreat, as was the potential impact of a weaker dollar on inflation. Whatever the reason, the net effect was a decline in the broad market during the final weeks, led primarily by the sector that enjoyed the biggest gains in 2003Ntechnology. Our Information Technology VIPERs fell -D7.1% from inception on January 26 through the end of February.


--------------------------------------------------------------------------
TOTAL RETURNS: VIPER SHARES                             JANUARY 26, 2004,*
                                                 THROUGH FEBRUARY 29, 2004
--------------------------------------------------------------------------
VANGUARD CONSUMER DISCRETIONARY VIPERS
 Market Price                                                        -0.6%
 Net Asset Value                                                     -0.6
 MSCI US IMI/Consumer Discretionary                                  -0.6
--------------------------------------------------------------------------
VANGUARD CONSUMER STAPLES VIPERS
 Market Price                                                         5.0%
 Net Asset Value                                                      4.9
 MSCI US IMI/Consumer Staples                                         5.0
--------------------------------------------------------------------------
VANGUARD FINANCIALS VIPERS
 Market Price                                                         1.3%
 Net Asset Value                                                      1.3
 MSCI US IMI/Financials                                               1.3
--------------------------------------------------------------------------
VANGUARD HEALTH CARE VIPERS
 Market Price                                                         0.0%
 Net Asset Value                                                     -0.1
 MSCI US IMI/Health Care                                             -0.2
--------------------------------------------------------------------------
VANGUARD INFORMATION TECHNOLOGY VIPERS
 Market Price                                                        -7.0%
 Net Asset Value                                                     -7.1
 MSCI US IMI/Information Technology                                  -7.1
--------------------------------------------------------------------------
VANGUARD MATERIALS VIPERS
 Market Price                                                         4.2%
 Net Asset Value                                                      4.2
 MSCI US IMI/Materials                                                4.2
--------------------------------------------------------------------------
VANGUARD UTILITIES VIPERS
 Market Price                                                         1.9%
 Net Asset Value                                                      2.0
 MSCI US IMI/Utilities                                                2.1
--------------------------------------------------------------------------
 Wilshire 5000 Index                                                 -0.8%
--------------------------------------------------------------------------
*VIPER Shares inception date for all funds.


However, the broad decline masked uneven performance among industry groups, and most of the sectors tracked by our funds produced positive returns. Not surprisingly, industries traditionally considered defensive enjoyed the largest gains: Our Consumer Staples VIPERs and Materials VIPERs rose 4.9% and 4.2%, respectively, during their five-week lifespans.

DIVERSIFICATION IS KEY TO LONG-TERM SUCCESS

As I mentioned at the beginning of this letter, sector funds, if used judiciously, can play a valuable role for many investors, meeting specific needs in a sophisticated portfolio or helping to mitigate the portfolio's overall risk through diversification. These funds are not meant to be speculative tools. Oversized bets on any one sector of the market can backfire, as those investors who gorged on tech during the late 1990s can attest.

Because no one can foresee the short-term direction of the financial markets, we offer the same advice to all our clients in both bull and bear markets:
Diversify across and within asset classesNstocks, bonds, and short-term reservesNin allocations appropriate for your objectives and circumstances. An investment program that combines the opportunity for gain with some protection from loss is a powerful ally in pursuit of your financial goals.

Thank you for entrusting your assets to us.

Sincerely,



/S/ JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MARCH 15, 2004








-------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE                               PERIOD ENDING
                                                              FEBRUARY 29, 2004

                                           STARTING                      ENDING
                                       SHARE PRICE*                 SHARE PRICE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY INDEX FUND
  VIPER Shares                               $50.09                      $49.79
--------------------------------------------------------------------------------
CONSUMER STAPLES INDEX FUND
  Admiral Shares                             $25.00                      $26.35
  VIPER Shares                                50.84                       53.35
--------------------------------------------------------------------------------
FINANCIALS INDEX FUND
  Admiral Shares                             $24.90                      $25.66
  VIPER Shares                                50.51                       51.19
--------------------------------------------------------------------------------
HEALTH CARE INDEX FUND
  Admiral Shares                             $25.33                      $25.26
  VIPER Shares                                50.55                       50.48
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY INDEX FUND
  VIPER Shares $50.89 $47.29
--------------------------------------------------------------------------------
MATERIALS INDEX FUND
  Admiral Shares                             $26.14                      $26.23
  VIPER Shares                                49.48                       51.54
--------------------------------------------------------------------------------
UTILITIES INDEX FUND
  VIPER Shares                               $49.64                      $50.65
--------------------------------------------------------------------------------
*At inception. Inception dates are: for the VIPER Shares, January 26, 2004; for the Consumer Staples Index Fund Admiral Shares, January 30, 2004; for the Financials Index Fund Admiral Shares, February 4, 2004; for the Health Care Index Fund Admiral Shares, February 5, 2004; for the Materials Index Fund Admiral Shares, February 11, 2004.
NOTE: The funds made no distributions during the fiscal period.

Market prices for VIPER Shares, and for exchange-traded funds in general, can deviate from the net asset value (NAV) of the underlying securities.

The tables on this page indicate the extent to which the funds' VIPER Shares have traded at a premium or a discount to NAV since inception.

--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004

                                   CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-24.9                       12               50.00%       11            45.83%
25-49.9                       0                0.00         1             4.17
50-74.9                       0                0.00         0             0.00
75-100.0                      0                0.00         0             0.00
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        12               50.00%       12            50.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CONSUMER STAPLES INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004


                                   CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-D24.9                      13               54.17%       10            41.66%
25-D49.9                      0                0.00         1             4.17
50-D74.9                      0                0.00         0             0.00
75-D100.0                     0                0.00         0             0.00
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        13               54.17%       11            45.83%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIALS INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-DFEBRUARY 29, 2004

                                                             CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-24.9                       10               41.67%       14            58.33%
25-49.9                       0                0.00         0             0.00
50-74.9                       0                0.00         0             0.00
75-100.0                      0                0.00         0             0.00
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        10               41.67%       14            58.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTH CARE INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004

                                   CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------

0-24.9                       15               62.50%        9            37.50%
25-49.9                       0                0.00         0             0.00
50-74.9                       0                0.00         0             0.00
75-100.0                      0                0.00         0             0.00
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        15               62.50%                     37.50%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004


                                    CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-24.9                       17               70.83%        6            25.00%
25-49.9                       0                0.00         0             0.00
50-74.9                       0                0.00         0             0.00
75-100.0                      0                0.00         0             0.00
>100.0                        1                4.17         0             0.00
--------------------------------------------------------------------------------
Total                        18               75.00%        6            25.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATERIALS INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004

                                                              CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-24.9                       15               62.50%        9            37.50%
25-49.9                       0                0.00         0             0.00
50-74.9                       0                0.00         0             0.00
75-100.0                      0                0.00         0             0.00
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        15               62.50%        9            37.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UTILITIES INDEX FUND VIPER SHARES
PREMIUM/DISCOUNT: JANUARY 26*-FEBRUARY 29, 2004

                                                            CLOSING PRICE
                                 ABOVE OR EQUAL TO         CLOSING PRICE BELOW
                              CLOSING NET ASSET VALUE    CLOSING NET ASSET VALUE
                           --------------------------   ------------------------
BASIS POINT                  NUMBER     PERCENTAGE OF     NUMBER   PERCENTAGE OF
DIFFERENTIAL**              OF DAYS        TOTAL DAYS    OF DAYS      TOTAL DAYS
--------------------------------------------------------------------------------
0-24.9                       10               41.67%       10            41.66%
25-49.9                       2                8.33         0             0.00
50-74.9                       0                0.00         1             4.17
75-100.0                      0                0.00         1             4.17
>100.0                        0                0.00         0             0.00
--------------------------------------------------------------------------------
Total                        12               50.00%       12            50.00%
--------------------------------------------------------------------------------
 *Inception.
**One basis point equals 1/100th of 1%.

FUND PROFILES

These Profiles provide snapshots of the funds' characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

AS OF 2/29/2004

CONSUMER DISCRETIONARY INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**

Number of Stocks                                425         426         5,179
Median Market Cap                            $15.4B      $15.4B        $29.1B
Price/Earnings Ratio                          24.6x       24.6x         23.5x
Price/Book Ratio                               2.6x        2.6x          3.2x
Yield                                          0.5%        0.8%          1.5%
Return on Equity                              15.8%       15.8%         15.7%
Earnings Growth Rate                          14.8%       14.8%          5.4%
Foreign Holdings                               0.1%        0.1%          0.9%
Turnover Rate                                   15%           N             N
Expense Ratio                                 0.28%           N             N
Short-Term Reserves                              0%           N             N
--------------------------------------------------------------------------------


CONSUMER STAPLES INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                105         105         5,179
Median Market Cap                            $39.3B      $89.2B        $29.1B
Price/Earnings Ratio                          21.0x       21.1x         23.5x
Price/Book Ratio                               4.9x        5.5x          3.2x
Yield                                                      1.8%          1.5%
Admiral Shares                                 1.7%
VIPER Shares                                   1.5%
Return on Equity                              28.9%       30.5%         15.7%
Earnings Growth Rate                          10.3%       10.6%          5.4%
Foreign Holdings                               0.0%        0.0%          0.9%
Turnover Rate                                   43%           -             -
Expense Ratio                                                 -             -
Admiral Shares                                0.28%
VIPER Shares                                  0.28%
Short-Term Reserves                              0%           -             -
--------------------------------------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Advertising Agencies                             2%
Auto Parts-Aftermarket                           1
Auto Parts-Original Equipment                    1
Automobiles                                      3
Cable Television Services                        3
Casinos & Gambling                               3
Communications & Media                           5
Consumer Products                                1
Entertainment                                    8
Home Building                                    3
Hotel/Motel                                      2
Household Furnishings                            1
Leisure Time                                     2
Multi-Sector Companies                           2
Photography                                      1
Publishing-Miscellaneous                         1
Publishing-Newspapers                            4
Radio & Television Broadcasters                  4
Recreational Vehicles & Boats                    1
Restaurants                                      7
Retail                                          32
Services-Commercial                              4
Shoes                                            1
Textile-Apparel Manufacturing                    2
Toys                                             1
Utilities-Cable Television & Radio               5
---------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Beverage-Brewers & Wineries                      5%
Beverage-Soft Drinks                            15
Consumer Products                                7
Cosmetics                                        3
Drug & Grocery Store Chains                     11
Foods                                           20
Milling-Fruit & Grain Producers                  1
Retail                                          15
Soap & Household Chemicals                      13
Tobacco                                         10
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Wal-Mart Stores, Inc.                         13.1%
The Procter & Gamble Co.                       9.3
Altria Group, Inc.                             8.4
The Coca-Cola Co.                              7.9
PepsiCo, Inc.                                  6.0
Anheuser-Busch Cos., Inc.                      4.0
Gillette Co.                                   3.4
Walgreen Co.                                   3.3
Kimberly-Clark Corp.                           3.0
Colgate-Palmolive Co.                          2.7
---------------------------------------------------
Top Ten                                       61.1%
---------------------------------------------------
* Ten Largest HoldingsO excludes any temporary cash investments and equity index products.

 *MSCI US IMI/Consumer Discretionary.
**Wilshire 5000 Index.
 +Annualized.


---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Home Depot, Inc.                               5.4%
Time Warner, Inc.                              4.9
Comcast Corp.                                  4.3
Viacom Inc. Class B                            3.9
The Walt Disney Co.                            3.6
Lowe's Cos., Inc.                              2.7
Target Corp.                                   2.5
McDonald's Corp.                               2.4
eBay Inc.                                      2.0
Liberty Media Corp.                            1.8
---------------------------------------------------
Top Ten                                       33.5%
---------------------------------------------------
* Ten Largest HoldingsO excludes any temporary cash investments and equity index products.
* MSCI US IMI/Consumer Staples.
**Wilshire 5000 Index.
+Annualized.



                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

FINANCIALS INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                535         535         5,179
Median Market Cap                            $34.9B      $34.9B        $29.1B
Price/Earnings Ratio                          15.8x       15.8x         23.5x
Price/Book Ratio                               2.4x        2.4x          3.2x
Yield                                                      2.5%          1.5%
Admiral Shares                                 2.2%
VIPER Shares                                   2.2%
Return on Equity                              18.4%       18.4%         15.7%
Earnings Growth Rate                           8.2%        8.3%          5.4%
Foreign Holdings                               0.0%        0.0%          0.9%
Turnover Rate                                   14%           -             -
Expense Ratio                                                 -             -
Admiral Shares                                0.28%
VIPER Shares                                  0.28%
Short-Term Reserves                              0%           -             -
--------------------------------------------------------------------------------

HEALTH CARE INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                296         296         5,179
Median Market Cap                            $55.0B      $55.0B        $29.1B
Price/Earnings Ratio                          25.4x       25.3x         23.5x
Price/Book Ratio                               4.7x        4.7x          3.2x
Yield                                                      1.2%          1.5%
Admiral Shares                                 1.1%
VIPER Shares                                   0.9%
Return on Equity                              27.1%       27.1%          15.7%
Earnings Growth Rate                          13.4%       13.4%          5.4%
Foreign Holdings                               0.0%        0.0%          0.9%
Turnover Rate                                   12%           -             -
Expense Ratio                                                 -             -
Admiral Shares                                0.28%
VIPER Shares                                  0.28%
Short-Term Reserves                              0%           -             -
--------------------------------------------------------------------------------


---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Banks-New York City                              4%
Banks-Outside New York City                     31
Diversified Financial Services                  20
Finance Companies                                1
Financial-Small Loan                             1
Financial-Miscellaneous                          7
Insurance-Life                                   2
Insurance-Multiline                             12
Insurance-Property-Casualty                      4
Investment Management Companies                  1
Multi-Sector Companies                           1
Real Estate Investment Trusts                    8
Savings & Loan                                   5
Securities Brokers & Services                    3
---------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Biotech Research & Production                   13%
Drugs & Pharmaceuticals                         58
Electronics-Medical Systems                      4
Health & Personal Care                           3
Health Care Facilities                           4
Health Care Management Services                  7
Insurance-Multiline                              1
Medical & Dental Instruments & Supplies         10
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer Inc.                                   16.5%
Johnson & Johnson                              9.5
Merck & Co., Inc.                              6.3
Amgen, Inc.                                    4.8
Eli Lilly & Co.                                4.5
Abbott Laboratories                            3.8
Medtronic, Inc.                                3.3
Bristol-Myers Squibb Co.                       3.2
Wyeth                                          3.1
UnitedHealth Group Inc.                        2.3
---------------------------------------------------
Top Ten                                       57.3%
---------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

 *MSCI US IMI/Financials.
**Wilshire 5000 Index.
 Annualized.


---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                9.5%
American International Group, Inc.             6.0
Bank of America Corp.                          4.4
Wells Fargo & Co.                              3.6
J.P. Morgan Chase & Co.                        3.1
Fannie Mae                                     2.7
Wachovia Corp.                                 2.3
American Express Co.                           2.3
Bank One Corp.                                 2.2
Morgan Stanley                                 2.1
---------------------------------------------------
Top Ten                                       38.2%
---------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

 *MSCI US IMI/Health Care.
**Wilshire 5000 Index.
 Annualized.

INFORMATION TECHNOLOGY INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                460         459         5,179
Median Market Cap                            $42.7B      $42.7B        $29.1B
Price/Earnings Ratio                          44.3x       44.1x         23.5x
Price/Book Ratio                               4.2x        4.2x          3.2x
Yield                                          0.1%        0.3%          1.5%
Return on Equity                              17.4%       17.4%         15.7%
Earnings Growth Rate                           1.5%        1.5%          5.4%
Foreign Holdings                               0.5%        0.5%          0.9%
Turnover Rate                                    9%           -             -
Expense Ratio                                 0.28%           -             -
Short-Term Reserves                              0%           -             -
--------------------------------------------------------------------------------


MATERIALS INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                116         116         5,179
Median Market Cap                            $11.0B      $11.0B        $29.1B
Price/Earnings Ratio                          38.6x       38.5x         23.5x
Price/Book Ratio                               2.9x        2.9x          3.2x
Yield                                                      1.9%          1.5%
Admiral Shares                                 1.7%
VIPER Shares                                   1.7%
Return on Equity                               9.3%        9.3%         15.7%
Earnings Growth Rate                          -6.5%       -6.5%          5.4%
Foreign Holdings                               0.0%        0.0%          0.9%
Turnover Rate                                    8%           _             -
Expense Ratio                                                 _             -
Admiral Shares                                0.28%
VIPER Shares                                  0.28%
Short-Term Reserves                              0%           -             -
--------------------------------------------------------------------------------


---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Communications Technology                       18%
Computer Services Software & Systems            26
Computer Technology                             21
Consumer Electronics                             2
Electronics                                      1
Electronics-Semiconductors/Components           20
Electronics-Technology                           1
Financial Data Processing Services               5
Identification Control & Filter Devices          1
Office Furniture & Business Equipment            1
Production Technical Equipment                   3
Services-Commercial                              1
---------------------------------------------------


---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Agriculture-Fish & Ranch                         2%
Aluminum                                         9
Building-Cement                                  1
Building Materials                               2
Chemicals                                       40
Coal                                             2
Consumer Products                                1
Container & Package-Metal & Glass                1
Container & Package-Paper & Plastics             6
Copper                                           4
Diversified Manufacturing                        2
Fertilizers                                      1
Forest Products                                  7
Gold                                             5
Metals & Minerals Miscellaneous                  1
Paints & Coating                                 4
Paper                                            8
Steel                                            4
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                               11.5%
Intel Corp.                                    9.0
International Business Machines Corp.          7.8
Cisco Systems, Inc.                            7.5
Dell Inc.                                      3.5
Hewlett-Packard Co.                            3.1
Texas Instruments, Inc.                        2.5
QUALCOMM Inc.                                  2.4
Oracle Corp.                                   2.4
Motorola, Inc.                                 2.0
---------------------------------------------------
Top Ten                                       51.7%
---------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

 *MSCI US IMI/Materials.
**Wilshire 5000 Index.
 Annualized.


---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

E.I. du Pont de Nemours & Co.                 11.8%
Dow Chemical Co.                              10.5
Alcoa Inc.                                     8.5
International Paper Co.                        5.3
Newmont Mining Corp. (Holding Co.)             4.9
Weyerhaeuser Co.                               3.7
Praxair, Inc.                                  3.1
Air Products & Chemicals, Inc.                 2.9
PPG Industries, Inc.                           2.6
Monsanto Co.                                   2.3
---------------------------------------------------
Top Ten                                       55.6%
---------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

 *MSCI US IMI/Information Technology.
**Wilshire 5000 Index.
 Annualized.



                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

UTILITIES INDEX FUND
-----------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         TARGET         BROAD
                                               FUND      INDEX*       INDEX**
-----------------------------------------------------------------------------
Number of Stocks                                 94          94         5,179
Median Market Cap                             $8.6B       $8.6B        $29.1B
Price/Earnings Ratio                          16.0x       16.0x         23.5x
Price/Book Ratio                               1.7x        1.7x          3.2x
Yield                                          3.1%        3.7%          1.5%
Return on Equity                              12.8%       12.8%         15.7%
Earnings Growth Rate                           3.8%        3.8%          5.4%
Foreign Holdings                               0.0%        0.0%          0.9%
Turnover Rate                                    4%           -             -
Expense Ratio                                 0.28%           -             -
Short-Term Reserves                              0%           -             -
-----------------------------------------------------------------------------

---------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Energy Miscellaneous                             1%
Utilities-Electrical                            83
Utilities-Gas Distribution                      11
Utilities-Gas Pipelines                          3
Utilities-Water                                  1
Utilities-Miscellaneous                          1
---------------------------------------------------

---------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Southern Co.                                   5.8%
Exelon Corp.                                   5.7
Dominion Resources, Inc.                       5.3
Duke Energy Corp.                              5.2
Entergy Corp.                                  3.6
American Electric Power Co., Inc.              3.6
FirstEnergy Corp.                              3.3
PG&E Corp.                                     3.1
FPL Group, Inc.                                3.0
Public Service Enterprise Group, Inc.          2.9
---------------------------------------------------
Top Ten                                       41.5%
---------------------------------------------------

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

 *MSCI USIMI/Utilities.
**Wilshire 5000 Index.
 Annualized.

GLOSSARY OF INVESTMENT TERMS

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

AS OF 2/29/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

--------------------------------------------------------------------------------
FISCAL-PERIOD TOTAL RETURNS* (%) PERIODS ENDING FEBRUARY 29, 2004

                                                                        INDEX
                                                          SINCE         TOTAL
FUND                                                INCEPTION**       RETURNS
--------------------------------------------------------------------------------
Consumer Discretionary Index Fund
VIPER Shares                                                            -0.6%
 Market Price                                             -0.6%
 Net Asset Value                                          -0.6
--------------------------------------------------------------------------------
Consumer Staples Index Fund
Admiral Shares                                             5.4%          5.4%
VIPER Shares                                                             5.0
  Market Price                                             5.0
  Net Asset Value                                          4.9
--------------------------------------------------------------------------------
Financials Index Fund
Admiral Shares                                             3.1%          3.1%
VIPER Shares                                                             1.3
 Market Price                                              1.3
 Net Asset Value                                           1.3
--------------------------------------------------------------------------------
Health Care Index Fund
Admiral Shares                                            -0.3%         -0.3%
VIPER Shares                                                             -0.2
 Market Price                                              0.0
 Net Asset Value                                          -0.1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        INDEX
                                                          SINCE         TOTAL
FUND                                                INCEPTION**       RETURNS
--------------------------------------------------------------------------------
Information Technology Index Fund
VIPER Shares                                                            -7.1%
 Market Price                                             -7.0%
 Net Asset Value                                          -7.1
--------------------------------------------------------------------------------
Materials Index Fund
Admiral Shares                                             0.3%          0.3%
VIPER Shares                                               4.2
 Market Price                                              4.2
 Net Asset Value                                           4.2
--------------------------------------------------------------------------------
Utilities Index Fund
VIPER Shares                                                             2.1%
 Market Price                                              1.9%
 Net Asset Value                                                         2.0
--------------------------------------------------------------------------------








 * Returns do not reflect the 2% fee on sales of shares held for less than one year.
** Forall funds' VIPER Shares, the inception date is January 26, 2004. For the Admiral Shares, inception dates are: Consumer Staples Index Fund, January 30, 2004; Financials Index Fund, February 4, 2004; Health Care Index Fund, February 5, 2004; Materials Index Fund, February 11, 2004.
 + Index returns are for the same periods as the relevant fund returns. Indexes are: for the Consumer Discretionary Index Fund, MSCI US IMI/Consumer Discretionary; for the Consumer Staples Index Fund, MSCI US IMI/Consumer Staples; for the Financials Index Fund, MSCI US IMI/Financials; for the Health Care Index Fund, MSCI US IMI/Health Care; for the Information Technology Index Fund, MSCI US IMI/Information Technology; for the Materials Index Fund, MSCI US IMI/Materials; for the Utilities Index Fund, MSCI US IMI/Utilities.
Note: See Financial Highlights tables on pages 37 through 40 for dividend and capital gains information.

AS OF 2/29/2004         FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CONSUMER DISCRETIONARY INDEX FUND               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
--------------------------------------------------------------------------------
ADVERTISING AGENCIES (2.1%)
  Omnicom Group Inc.                             2,496          $           204
* Interpublic Group of Cos., Inc.                5,438                       92
* Lamar Advertising Co. Class A                  1,104                       44
  Harte-Hanks, Inc.                                802                       18
* R.H. Donnelley Corp.                             407                       18
  ADVO, Inc.                                       392                       13
* Catalina Marketing Corp.                         616                       11
  Grey Global Group Inc.                            12                        8
                                                                ----------------
                                                                $           408
                                                                ----------------

AUTO PARTS-AFTERMARKET (0.5%)

  Genuine Parts Co.                              2,280                       79
  Superior Industries International, Inc.          281                       10
* TBC Corp.                                        252                        7
* Keystone Automotive Industries, Inc.             172                        5
* Aftermarket Technology Corp.                     161                        2
* Raytech Corp.                                     84                        -
                                                                ----------------
                                                                $           103
                                                                ----------------
AUTO PARTS-ORIGINAL EQUIPMENT (1.4%)

  Delphi Corp.                                   6,676                       68
  Lear Corp.                                       887                       55
  Dana Corp.                                     1,948                       42
  BorgWarner, Inc.                                 360                       32
* American Axle & Manufacturing Holdings, Inc.     586                       22
  ArvinMeritor, Inc.                               792                       18
  Visteon Corp.                                  1,712                       17
* Tenneco Automotive, Inc.                         472                        6
* Tower Automotive, Inc.                           652                        4
* Strattec Security Corp.                           44                        3
* Dura Automotive Systems, Inc.                    192                        2
* Stoneridge, Inc.                                 160                        2
* Collins & Aikman Corp.                           268                        1
                                                                ----------------
                                                                $           272
                                                                ----------------

AUTO TRUCKS & Parts (0.3%)

  Gentex Corp.                                     955                       39
  Modine Manufacturing Co.                         359                       10
* TRW Automotive Holdings Corp.                    400                       10
                                                                ----------------
                                                                $            59
                                                                ----------------

AUTOMOBILES (3.1%)

Ford Motor Co.                                  23,060                      317
General Motors Corp.                             6,248                      301
                                                                ----------------
                                                                $           618
                                                                ----------------

BUILDING MATERIALS

Building Materials Holding Corp.                   152                        3
                                                                ----------------

CABLE TELEVISION SERVICES (2.5%)

* Liberty Media Corp.                           31,712                      362
* EchoStar Communications Corp. Class A          3,240                      117
* Charter Communications, Inc.                   3,704                       17
* Insight Communications Co., Inc.                 588                        6
* TiVo Inc.                                        488                        5
                                                                ----------------
                                                                $           507
                                                                ----------------

CASINOS & Gambling (2.6%)

  International Game Technology                  4,523                      177
  Harrah's Entertainment, Inc.                   1,448                       75
  GTECH Holdings Corp.                             788                       46
* Caesars Entertainment, Inc.                    3,592                       44
* MGM Mirage, Inc.                                 932                       41
  Mandalay Resort Group                            685                       35
  Station Casinos, Inc.                            549                       21
* Multimedia Games Inc.                            310                       13
* Scientific Games Corp.                           696                       12
* Argosy Gaming Co.                                336                       10
* Aztar Corp.                                      448                       10
* Shuffle Master, Inc.                             217                        9
  Boyd Gaming Corp.                                440                        9
* WMS Industries, Inc.                             244                        6
* Isle of Capri Casinos, Inc.                      194                        4
* Ameristar Casinos, Inc.                          157                        4
  Churchill Downs, Inc.                             87                        3
* MTR Gaming Group Inc.                            320                        3
  Dover Downs Gaming & Entertainment, Inc.         120                        1
                                                                ----------------
                                                                $           523
                                                                ----------------

COMMERCIAL INFORMATION SERVICES (0.1%)

* ProQuest Co.                                     328          $            10
                                                                ----------------

COMMUNICATIONS & MEDIA (5.0%)

* Time Warner, Inc.                             56,988                      983
* Gemstar-TV Guide International, Inc.           2,320                       17
* Entravision Communications Corp.                 560                        5
                                                                ----------------
                                                                $         1,005
                                                                ----------------

CONSUMER ELECTRONICS (0.4%)

  Harman International Industries, Inc.            819                       64
* NetFlix.com, Inc.                                325                       11
* Alloy, Inc.                                      480                        3
                                                                ----------------
                                                                $            78
                                                                ----------------

CONSUMER PRODUCTS (0.6%)

  Snap-On Inc.                                     776                       25
* The Yankee Candle Co., Inc.                      667                       19
* American Greetings Corp. Class A                 808                       18
  Blyth, Inc.                                      428                       15
  Tupperware Corp.                                 676                       13
* Jarden Corp.                                     325                       12
  The Nautilus Group, Inc.                         376                        6
  Oakley, Inc.                                     356                        5
* RC2 Corp.                                        200                        5

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CONSUMER DISCRETIONARY INDEX FUND               SHARES                    (000)
--------------------------------------------------------------------------------
  CSS Industries, Inc.                             101          $             3
* The Boyds Collection, Ltd.                       184                        1
                                                                ----------------
                                                                $           122
                                                                ----------------

COSMETICS (0.1%)
* Helen of Troy Ltd.                               328          $            10
                                                                ----------------

ELECTRICAL-HOUSEHOLD APPLIANCES (0.5%)

Whirlpool Corp.                                    901                       66
Maytag Corp.                                     1,008                       28
National Presto Industries, Inc.                    80                        3
                                                                ----------------
                                                                $            97
                                                                ----------------

ENTERTAINMENT (8.4%)

  Viacom Inc. Class B                           20,120                      774
  The Walt Disney Co.                           26,796                      711
* Fox Entertainment Group, Inc. Class A          2,517                       73
* Pixar, Inc.                                      290                       19
  International Speedway Corp.                     369                       16
* Alliance Gaming Corp.                            572                       14
* Metro-Goldwyn-Mayer Inc.                         716                       12
* Gaylord Entertainment Co.                        352                       10
* Hollywood Entertainment Corp.                    804                        9
  Regal Entertainment Group Class A                408                        8
  Movie Gallery, Inc.                              376                        8
  Speedway Motorsports, Inc.                       192                        6
* AMC Entertainment, Inc.                          388                        6
* Boca Resorts, Inc. Class A                       252                        4
                                                                ---------------
                                                                $         1,670
                                                                ----------------

FINANCIAL INFORMATION SERVICES (0.2%)

  Dow Jones & Co., Inc.                            638                       31
* Interactive Data Corp.                           368                        6
                                                                ----------------
                                                                $            37
                                                                ----------------

FOREST PRODUCTS (0.2%)

  Boise Cascade Corp.                            1,100          $            37
                                                                ----------------

HOME BUILDING (2.8%)
  Centex Corp.                                     812                       87
  D. R. Horton, Inc.                             2,627                       84
  Lennar Corp. Class A                           1,641                       81
  Pulte Homes, Inc.                              1,373                       72
  KB HOME                                          516                       37
* NVR, Inc.                                         79                       37
* Toll Brothers, Inc.                              718                       32
  Ryland Group, Inc.                               324                       28
  MDC Holdings, Inc.                               289                       20
  Standard Pacific Corp.                           376                       20
  Beazer Homes USA, Inc.                           175                       19
* Hovnanian Enterprises Inc. Class A               210                       17
* Meritage Corp.                                   129                       10
  M/I Homes, Inc.                                  133                        6
* William Lyon Homes, Inc.                          57                        5
                                                                ----------------
                                                                $           555
                                                                ----------------

HOTEL/MOTEL (1.8%)

  Marriott International, Inc. Class A           2,576                      115
  Starwood Hotels & Resorts Worldwide, Inc.      2,651                      103
  Hilton Hotels Corp.                            4,764                       76
  Extended Stay America, Inc.                    1,096                       17
* Wynn Resorts Ltd.                                432                       16
  Choice Hotel International, Inc.                 257                       11
* Prime Hospitality Corp.                          516                        6
  Orient-Express Hotel Ltd.                        264                        5
  The Marcus Corp.                                 232                        4
                                                                ----------------
                                                                $           353
                                                                ----------------

HOUSEHOLD EQUIPMENT & PRODUCTS (0.5%)

  Black & Decker Corp.                           1,019                       53
  The Stanley Works                              1,062                       41
                                                                ----------------
                                                                $            94
                                                                ----------------

HOUSEHOLD FURNISHINGS (1.4%)
  Newell Rubbermaid, Inc.                        3,597                       92
  Leggett & Platt, Inc.                          2,424                       59
* Mohawk Industries, Inc.                          697                       58
  Furniture Brands International Inc.              695                       23
  Ethan Allen Interiors, Inc.                      464                       20
  La-Z-Boy Inc.                                    632                       14
* Select Comfort Corp.                             331                        9
  Libbey, Inc.                                     156                        4
  Haverty Furniture Cos., Inc.                     200                        4
* Bombay Co.                                       404                        3
* Kirkland's, Inc.                                  20                        -
                                                                ----------------
                                                                $           286
                                                                ----------------
IDENTIFICATION CONTROL & FILTER DEVICES (0.2%)
  Garmin Ltd.                                      637                        29
                                                                ----------------
JEWELRY, WATCHES & GEMS (0.5%)
  Tiffany & Co.                                  1,922                        81
* Fossil, Inc.                                     336                        12
  Movado Group, Inc.                               100                         3
                                                                ----------------
                                                                              96
                                                                ----------------
LEISURE TIME (1.5%)
  Carnival Corp.                                 4,954                       220
* SCP Pool Corp.                                   464                        17
  Callaway Golf Co.                                872                        16
* Penn National Gaming, Inc.                       416                        11
* Six Flags, Inc.                                1,272                         9
* K2 Inc.                                          380                         7
* West Marine, Inc.                                170                         5
  Sturm, Ruger & Co., Inc.                         312                         4
* Steiner Leisure Ltd.                             188                         3
  Action Performance Cos., Inc.                    208                         3
* Bally Total Fitness Holding Corp.                392                         2
* Vail Resorts Inc.                                120                         2
                                                                ----------------
                                                                             299
                                                                ----------------
MANUFACTURED HOUSING (0.1%)
* Champion Enterprises, Inc.                       764                         8
  Skyline Corp.                                     96                         4
* Palm Harbor Homes, Inc.                          135                         3
                                                                ----------------
                                                                              15
                                                                ----------------
MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY (0.3%)
  E.W. Scripps Co. Class A                         533                        52
                                                                ----------------
MULTI-SECTOR COMPANIES (1.6%)
  Johnson Controls, Inc.                         2,347                       137
  Fortune Brands, Inc.                           1,901                       136
  Brunswick Corp.                                1,200                        47
                                                                ----------------
                                                                             320
                                                                ----------------
OFFICE FURNITURE & BUSINESS EQUIPMENT
  Kimball International, Inc. Class B              280                         5
                                                                ----------------
PAINTS & COATING (0.3%)
  Sherwin-Williams Co.                           1,624                        57
                                                                ----------------
PHOTOGRAPHY (0.5%)
  Eastman Kodak Co.                              3,757                       107
                                                                ----------------
PUBLISHING-MISCELLANEOUS (1.4%)
  The McGraw-Hill Cos., Inc.                     2,512                       196
  Meredith Corp.                                   501                        25
  Reader's Digest Association, Inc.              1,340                        18
* Scholastic Corp.                                 436                        14
  John Wiley & Sons Class A                        465                        12
  Courier Corp.                                     92                         4
* PRIMEDIA Inc.                                  1,300                         4
* Martha Stewart Living Omnimedia, Inc.            224                         3
* Information Holdings Inc.                        140                         3
* Playboy Enterprises, Inc. Class B                160                         2
  Advanced Marketing Services                      220                         2
                                                                ----------------
                                                                             283
                                                                ----------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS (4.0%)
  Gannett Co., Inc.                              3,553                       307
  Tribune Co.                                    2,865                       143
  New York Times Co. Class A                     1,942                        89
  Knight Ridder                                  1,047                        78
  Washington Post Co. Class B                       72                        64
  Belo Corp. Class A                             1,220                        34
  Lee Enterprises, Inc.                            462                        21
  The McClatchy Co. Class A                        259                        18
  Media General, Inc. Class A                      264                        17
  Hollinger International, Inc.                    828                        15
* Journal Register Co.                             476                        10
  Pulitzer, Inc.                                    88                         5
                                                                ----------------
                                                                             801
                                                                ----------------
RADIO & TELEVISION BROADCASTERS (4.3%)
  Clear Channel Communications, Inc.             6,859                       295
* Hughes Electronics Corp.                       9,068                       157
* Univision Communications Inc.                  2,992                       107
* XM Satellite Radio Holdings, Inc.              2,284                        56
* Sirius Satellite Radio, Inc.                  12,684                        37
* Westwood One, Inc.                             1,041                        32
* Entercom Communications Corp.                    525                        24
* Emmis Communications, Inc.                       672                        17
* Radio One, Inc. Class D                          750                        14
* Cumulus Media Inc.                               684                        14
* Citadel Broadcasting Corp.                       720                        13
* Cox Radio, Inc.                                  519                        11
  Liberty Corp.                                    224                        11
  Hearst-Argyle Television Inc.                    337                         9
  Gray Television, Inc.                            604                         8
* Lin TV Corp.                                     349                         8
* Sinclair Broadcast Group, Inc.                   608                         8
* Spanish Broadcasting System, Inc.                528                         6
* Radio One, Inc.                                  260                         5
* Young Broadcasting Inc.                          204                         4
* Fisher Communications, Inc.                       73                         4
* Regent Communications, Inc.                      536                         4
* Paxson Communications Corp.                      688                         3
* Salem Communications Corp.                       108                         3
* Saga Communications, Inc.                        112                         2
* Beasley Broadcast Group, Inc.                     88                         2
                                                                ----------------
                                                                             854
                                                                ----------------
REAL ESTATE (0.1%)
* WCI Communities, Inc.                            371                         9
  Brookfield Homes Corp.                           223                         6
                                                                ----------------
                                                                              15
                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
* La Quinta Corp. REIT                           2,204                        17
                                                                ----------------
RECREATIONAL VEHICLES & BOATS (1.4%)
  Harley-Davidson, Inc.                          3,972                       211
  Polaris Industries, Inc.                         285                        24
  Thor Industries, Inc.                            464                        14
  Winnebago Industries, Inc.                       166                        11
* Monaco Coach Corp.                               336                        10
* Fleetwood Enterprises, Inc.                      507                         7
  Arctic Cat, Inc.                                 164                         4
  Coachmen Industries, Inc.                        180                         3
                                                                ----------------
                                                                             284
                                                                ----------------
Rent & Lease Services-Consumer (0.2%)
* Rent-A-Center, Inc.                              848                        28
  Aaron Rents, Inc. Class B                        312                         7
* Wesco International, Inc.                        168                         2
                                                                ----------------
                                                                              37
                                                                ----------------
RESTAURANTS (6.6%)
  McDonald's Corp.                              16,637                       471
* Starbucks Corp.                                5,120                       191
* Yum! Brands, Inc.                              3,856                       143
  Wendy's International, Inc.                    1,412                        57
  Darden Restaurants Inc.                        2,053                        50
* Brinker International, Inc.                    1,267                        48
  Outback Steakhouse                               834                        40
  Applebee's International, Inc.                   744                        30
* The Cheesecake Factory                           644                        30
  Ruby Tuesday, Inc.                               852                        27
  CBRL Group, Inc.                                 664                        25
* Krispy Kreme Doughnuts, Inc.                     632                        24
* CEC Entertainment Inc.                           338                        18
* Sonic Corp.                                      515                        17
  Bob Evans Farms, Inc.                            458                        15
* P.F. Chang's China Bistro, Inc.                  317                        15
* Panera Bread Co.                                 368                        14
* Rare Hospitality International Inc.              441                        13
* Jack in the Box Inc.                             472                        12
* Ryan's Family Steak Houses, Inc.                 588                        10
  IHOP Corp.                                       265                        10
  Landry's Restaurants, Inc.                       320                        10
  Lone Star Steakhouse & Saloon, Inc.              240                         7
* Steak n Shake Co.                                312                         6
* Papa John's International, Inc.                  165                         6
* CKE Restaurants Inc.                             664                         6
* Red Robin Gourmet Burgers                        146                         5
* O'Charley's Inc.                                 240                         4
* California Pizza Kitchen, Inc.                   220                         4
  Triarc Cos., Inc. Class B                        356                         4
  Triarc Cos., Inc. Class A                        228                         3
                                                                ----------------
                                                                           1,315
                                                                ----------------
RETAIL (29.0%)
  Home Depot, Inc.                              29,825                     1,083
  Lowe's Cos., Inc.                              9,756                       546
  Target Corp.                                  11,332                       498
* Kohl's Corp.                                   4,024                       207
  Best Buy Co., Inc.                             3,606                       192
  The Gap, Inc.                                  8,220                       171
* Amazon.com, Inc.                               3,943                       170
* Staples, Inc.                                  6,468                       170
* Bed Bath & Beyond, Inc.                        3,882                       159
  TJX Cos., Inc.                                 6,597                       155
  Sears, Roebuck & Co.                           3,161                       148
  May Department Stores Co.                      3,594                       127
  Federated Department Stores, Inc.              2,412                       126
  Limited Brands, Inc.                           5,772                       114
  J.C. Penney Co., Inc. (Holding Co.)            3,579                       110
* AutoZone Inc.                                    928                        83
  Dollar General Corp.                           3,755                        82
  Family Dollar Stores, Inc.                     2,034                        77
* Office Depot, Inc.                             4,080                        71
  RadioShack Corp.                               2,044                        71
  Ross Stores, Inc.                              1,993                        64
  Nordstrom, Inc.                                1,351                        53
  PETsMART, Inc.                                 1,872                        51
  Foot Locker, Inc.                              1,865                        49
* Chico's FAS, Inc.                              1,100                        47
* CarMax, Inc.                                   1,358                        46
* Dollar Tree Stores, Inc.                       1,432                        44
* Toys R Us, Inc.                                2,797                        44
  Michaels Stores, Inc.                            878                        42
* Williams-Sonoma, Inc.                          1,301                        42
* Abercrombie & Fitch Co.                        1,268                        40
* AutoNation, Inc.                               2,344                        39
  Circuit City Stores, Inc.                      2,616                        29
  Pier 1 Imports Inc.                            1,166                        27
* AnnTaylor Stores Corp.                           591                        27
* Advance Auto Parts, Inc.                         673                        27
* Barnes & Noble, Inc.                             742                        26
* O'Reilly Automotive, Inc.                        624                        25
* Pacific Sunwear of California, Inc.            1,026                        25
  Borders Group, Inc.                            1,015                        24

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CONSUMER DISCRETIONARY INDEX FUND               SHARES                    (000)
--------------------------------------------------------------------------------
* Saks Inc.                                      1,384                        24
* Big Lots Inc.                                  1,552                        22
  Claire's Stores, Inc.                          1,068                        22
  The Neiman Marcus Group, Inc. Class A            380                        21
* Linens On Things, Inc.                           612                        21
* Zale Corp.                                       359                        21
* Hot Topic, Inc.                                  648                        19
* American Eagle Outfitters, Inc.                  700                        17
* Tractor Supply Co.                               391                        17
  Dillard's Inc.                                   916                        16
* Kmart Holding Corp.                              529                        16
* 99 Cents Only Stores                             567                        15
* Urban Outfitters, Inc.                           312                        14
* PETCO Animal Supplies, Inc.                      414                        13
* Aeropostale, Inc.                                369                        13
  Fred's, Inc.                                     452                        13
* CSK Auto Corp.                                   636                        12
* Payless ShoeSource, Inc.                         892                        12
* Tuesday Morning Corp.                            348                        11
* Insight Enterprises, Inc.                        536                        11
  Talbots Inc.                                     334                        11
* Cost Plus, Inc.                                  285                        11
* Men's Wearhouse, Inc.                            413                        11
* Dick's Sporting Goods, Inc.                      184                        11
* The Sports Authority, Inc.                       255                        11
  Christopher & Banks Corp.                        532                        10
* Charming Shoppes, Inc.                         1,508                        10
  The Neiman Marcus Group, Inc. Class B            183                        10
* Too Inc.                                         496                        10
* Group 1 Automotive, Inc.                         260                         9
  Blockbuster Inc. Class A                         516                         9
  Sonic Automotive, Inc.                           336                         8
  Brown Shoe Co., Inc.                             208                         8
* Guitar Center, Inc.                              219                         8
* Stage Stores, Inc.                               220                         8
  United Auto Group, Inc.                          272                         8
  Handleman Co.                                    326                         7
* Hibbett Sporting Goods, Inc.                     202                         7
* Priceline.com, Inc.                              301                         7
* Jo-Ann Stores, Inc.                              248                         7
* ShopKo Stores, Inc.                              436                         7
* Big 5 Sporting Goods Corp.                       264                         7
* The Gymboree Corp.                               444                         7
* Sharper Image Corp.                              176                         6
* The Dress Barn, Inc.                             336                         6
  Cato Corp. Class A                               260                         5
* The Children's Place Retail Stores, Inc.         175                         5
* Genesco, Inc.                                    252                         5
  Russ Berrie and Co., Inc.                        140                         5
* Electronics Boutique Holdings Corp.              178                         5
* MarineMax, Inc.                                  180                         5
* ValueVision Media, Inc.                          282                         5
  Lithia Motors, Inc.                              168                         5
* GameStop Corp.                                   232                         4
* Cole National Corp. Class A                      188                         4
  Burlington Coat Factory Warehouse Corp.          216                         4
* A.C. Moore Arts & Crafts, Inc.                   178                         4
  Hancock Fabrics, Inc.                            216                         4
* J. Jill Group, Inc.                              228                         4
* Blue Rhino Corp.                                 204                         3
* Stein Mart, Inc.                                 284                         3
* 1-800-FLOWERS.COM, Inc.                          328                         3
* Tweeter Home Entertainment Group, Inc.           276                         3
* Asbury Automotive Group, Inc.                    170                         3
  Stamps.com Inc.                                  516                         3
* Drugstore.com, Inc.                              500                         3
* Party City Corp.                                 188                         3
  The Buckle, Inc.                                 111                         3
* PC Connection, Inc.                              288                         2
  Blair Corp.                                       92                         2
* The Wet Seal, Inc. Class A                       292                         2
* Charlotte Russe Holding Inc.                     144                         2
* bebe stores, inc                                  68                         2
* barnesandnoble.com inc                           560                         2
* Restoration Hardware, Inc.                       348                         2
* Mothers Work, Inc.                                60                         2
  Deb Shops, Inc.                                   60                         1
* GSI Commerce, Inc.                                68                         1
                                                                ----------------
                                                                           5,784
                                                                ----------------
SERVICES-COMMERCIAL (3.6%)
* eBay Inc.                                      5,928                       408
* InterActiveCorp                                6,361                       207
* Getty Images, Inc.                               548                        28
  Regis Corp.                                      544                        24
* Weight Watchers International, Inc.              536                        20
  The Pep Boys (Manny, Moe & Jack)                 654                        15
* Harris Interactive Inc.                          620                         5
* 4Kids Entertainment Inc.                         152                         4
  UniFirst Corp.                                   104                         3
* Navigant International, Inc.                     164                         3
                                                                ----------------
                                                                             717
                                                                ----------------
SHOES (1.2%)
  NIKE, Inc. Class B                             2,158                       158
  Reebok International Ltd.                        618                        25
* Timberland Co.                                   257                        16
  Wolverine World Wide, Inc.                       564                        13
  K-Swiss, Inc.                                    336                         8
* Finish Line, Inc.                                228                         8
  The Stride Rite Corp.                            556                         7
  Kenneth Cole Productions, Inc.                   132                         4
* Steven Madden, Ltd.                              152                         3
* Skechers U.S.A., Inc.                            216                         3
* Shoe Carnival, Inc.                               48                         1
                                                                ----------------
                                                                             246
                                                                ----------------
TEXTILE PRODUCTS
* Interface, Inc.                                  508                         4
* Unifi, Inc.                                      624                         3
                                                                ----------------
                                                                               7
                                                                ----------------
TEXTILE-APPAREL MANUFACTURING (1.9%)
* Coach, Inc.                                    2,433                        96
  Jones Apparel Group, Inc.                      1,664                        62
  Liz Claiborne, Inc.                            1,430                        53
  VF Corp.                                       1,133                        51
  Polo Ralph Lauren Corp.                          568                        19
* Tommy Hilfiger Corp.                           1,148                        19
  Kellwood Co.                                     350                        15
* Quiksilver, Inc.                                 740                        15
* The Warnaco Group, Inc.                          620                        11
* Columbia Sportswear Co.                          184                        10
  Oxford Industries, Inc.                          188                         8
  Phillips-Van Heusen Corp.                        298                         6
  Russell Corp.                                    276                         5
  Oshkosh B' Gosh, Inc. Class A                    112                         2
* Guess ?, Inc.                                    100                         2
                                                                ----------------
                                                                             374
                                                                ----------------
TIRES & RUBBER (0.2%)
* The Goodyear Tire & Rubber Co.                 2,028                        17
  Cooper Tire & Rubber Co.                         852                        17
  Bandag, Inc.                                      84                         4
  Bandag, Inc. Class A                              67                         3
                                                                ----------------
                                                                              41
                                                                ----------------
TOYS (0.9%)
  Mattel, Inc.                                   5,635                       107
  Hasbro, Inc.                                   2,058                        45
* Marvel Enterprises Inc.                          613                        21
* Leapfrog Enterprises, Inc.                       304                         8
* JAKKS Pacific, Inc.                              284                         4
                                                                ----------------
                                                                             185
                                                                ----------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
UTILITIES-CABLE TELEVISION & RADIO (5.3%)
* Comcast Corp. Class A                         16,895                      $508
* Comcast Corp. Special Class A                 11,599                       339
* Cox Communications, Inc. Class A               2,720                        88
* Cablevision Systems NY Group Class A           2,878                        73
* UnitedGlobalCom Inc. Class A                   4,692                        45
* Mediacom Communications Corp.                    736                         6
                                                                ----------------
                                                                           1,059
                                                                ----------------
UTILITIES-TELECOMMUNICATIONS (0.3%)
* NTL Inc.                                       1,013                        69
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $20,037)                                          19,915
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets-Note B                                                         290
Liabilities                                                                (291)
                                                                ----------------
                                                                             (1)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $19,914
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.



--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $20,044
Undistributed Net Investment Income                                          15
Accumulated Net Realized Losses                                             (23)
Unrealized Depreciation                                                    (122)
--------------------------------------------------------------------------------
NET ASSETS                                                              $19,914
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $19,914
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
VIPER SHARES                                                             $49.79
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CONSUMER STAPLES INDEX FUND                     SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.7%)
--------------------------------------------------------------------------------
AGRICULTURE-FISH & RANCH (0.3%)
  Delta & Pine Land Co.                          1,544                        39
  Alico, Inc.                                      688                        26
                                                                ----------------
                                                                              65
                                                                ----------------
BEVERAGE-BREWERS & WINERIES (4.8%)
  Anheuser-Busch Cos., Inc.                     16,064                       855
* Constellation Brands, Inc. Class A             2,484                        79
  Adolph Coors Co. Class B                         848                        57
* Robert Mondavi Corp. Class A                     744                        28
* Boston Beer Co., Inc. Class A                  1,372                        24
                                                                ----------------
                                                                           1,043
                                                                ----------------
BEVERAGE-DISTILLERS (0.3%)
  Brown-Forman Corp. Class B                     1,252                        61
                                                                ----------------
Beverage-Soft Drinks (15.5%)
  The Coca-Cola Co.                             34,016                     1,699
  PepsiCo, Inc.                                 25,032                     1,299
  Coca-Cola Enterprises, Inc.                    5,752                       134
  The Pepsi Bottling Group, Inc.                 4,108                       119
  PepsiAmericas, Inc.                            2,832                        54
  Coca-Cola Bottling Co.                           520                        27
* Peet's Coffee & Tea Inc.                       1,320                        27
                                                                ----------------
                                                                           3,359
                                                                ----------------
CHEMICALS (0.4%)
* Energizer Holdings, Inc.                       1,956                        91
                                                                ----------------
CONSUMER PRODUCTS (7.1%)
  Gillette Co.                                  19,008                       732
  Kimberly-Clark Corp.                          10,008                       647
  Alberto-Culver Co.                             1,862                        76
* USANA Health Sciences, Inc.                      924                        28
  The Topps Co., Inc.                            2,932                        27
* Playtex Products, Inc.                         3,900                        25
                                                                ----------------
                                                                           1,535
                                                                ----------------
COSMETICS (2.7%)
  Avon Products, Inc.                            4,852                       343
  Estee Lauder Cos. Class A                      2,636                       112
  Nu Skin Enterprises, Inc.                      1,964                        38
* Elizabeth Arden, Inc.                          1,568                        30
* Del Laboratories, Inc.                           784                        26
* Revlon, Inc. Class A                           6,676                        23
                                                                ----------------
                                                                             572
                                                                ----------------
DRUG & GROCERY STORE CHAINS (10.8%)
  Walgreen Co.                                  20,284                       723
  CVS Corp.                                      8,140                       305
* The Kroger Co.                                14,672                       282
* Safeway, Inc.                                  9,448                       216
  Albertson's, Inc.                              7,548                       187
  Whole Foods Market, Inc.                       1,512                       117
  SuperValu Inc.                                 3,364                        95
* Rite Aid Corp.                                13,760                        77
  Casey's General Stores, Inc.                   2,112                        36
  Ruddick Corp.                                  1,780                        36
* 7-Eleven, Inc.                                 2,040                        33
  Winn-Dixie Stores, Inc.                        5,308                        32
  Longs Drug Stores, Inc.                        1,492                        31
  Weis Markets, Inc.                               900                        29
* Duane Reade Inc.                               1,616                        28
* Wild Oats Markets Inc.                         2,092                        27
* The Great Atlantic & Pacific Tea Co., Inc.     3,140                        25
  Ingles Markets, Inc.                           2,064                        23
  Arden Group Inc. Class A                         304                        23
                                                                ----------------
                                                                           2,325
                                                                ----------------
DRUGS & PHARMACEUTICALS (0.1%)
* Chattem, Inc.                                  1,228                        28
                                                                ----------------
FOODS (17.3%)
  Sysco Corp.                                   13,044                       517
  Sara Lee Corp.                                15,372                       335
  ConAgra Foods, Inc.                           11,064                       301
  General Mills, Inc.                            6,184                       284
  H.J. Heinz Co.                                 7,352                       281
  Kraft Foods Inc.                               6,460                       218
  Kellogg Co.                                    5,312                       210
  Wm. Wrigley Jr. Co.                            3,228                       182
  Hershey Foods Corp.                            2,060                       171
  Campbell Soup Co.                              5,132                       144
* Dean Foods Co.                                 3,592                       130
  McCormick & Co., Inc.                          3,104                        97
  Tyson Foods, Inc.                              5,672                        90
* Smithfield Foods, Inc.                         2,548                        65
  J.M. Smucker Co.                               1,284                        65
* Del Monte Foods Co.                            5,796                        63
  Hormel Foods Corp.                             2,260                        63
* NBTY, Inc.                                     1,532                        51
* Performance Food Group Co.                     1,444                        51
  Flowers Foods, Inc.                            1,580                        43
* Ralcorp Holdings, Inc.                         1,260                        40
* Chiquita Brands International, Inc.            1,676                        38
  Tootsie Roll Industries, Inc.                  1,016                        38
* American Italian Pasta Co.                       876                        36
  Interstate Bakeries Corp.                      2,240                        34
* Hain Celestial Group, Inc.                     1,516                        33
* J & J Snack Foods Corp.                          652                        31
* International Multifoods Corp.                 1,496                        29
  Pilgrim's Pride Corp.                          1,396                        28
  Lance, Inc.                                    1,624                        27
  Riviana Foods, Inc.                              896                        25
  Sanderson Farms, Inc.                            598                        21
                                                                ----------------
                                                                           3,741
                                                                ----------------
MANUFACTURING (0.2%)
* Rayovac Corp.                                  1,452                        38
                                                                ----------------
METALS & MINERALS & COMMODITIES (0.2%)
  WD-40 Co.                                        976                        33
                                                                ----------------
MILLING-FRUIT & GRAIN PRODUCERS (1.2%)
  Archer-Daniels-Midland Co.                    11,820                       203
  Corn Products International, Inc.              1,276                        48
                                                                ----------------
                                                                             251
                                                                ----------------
MISCELLANEOUS HEALTH CARE (0.2%)
* NeighborCare Inc.                              1,512                        39
                                                                ----------------
MULTI-SECTOR COMPANIES (0.2%)
  Lancaster Colony Corp.                         1,068                        45
                                                                ----------------
RETAIL (15.4%)
  Wal-Mart Stores, Inc.                         47,588                     2,834
* Costco Wholesale Corp.                         9,344                       364
* BJ's Wholesale Club, Inc.                      2,268                        54
* United Natural Foods, Inc.                       804                        37
* Central Garden and Pet Co.                     1,000                        35
                                                                ----------------
                                                                           3,324
                                                                ----------------
SOAP & HOUSEHOLD CHEMICALS (13.4%)
  The Procter & Gamble Co.                      19,596                     2,009
  Colgate-Palmolive Co.                         10,720                       594
  The Clorox Co.                                 3,476                       171
  Dial Corp.                                     2,656                        76
  Church & Dwight, Inc.                          1,236                        52
                                                                ----------------
                                                                           2,902
                                                                ----------------
TOBACCO (10.5%)
  Altria Group, Inc.                            31,712                     1,825
  UST, Inc.                                      3,772                       144
  R.J. Reynolds Tobacco Holdings, Inc.           2,012                       124

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
  Carolina Group                                 1,824                       $52
  Universal Corp. (VA)                             972                        49
  Vector Group Ltd.                              1,512                        27
  Dimon Inc.                                     3,896                        27
  Standard Commercial Tobacco Co.                1,320                        25
                                                                ----------------
                                                                           2,273
                                                                ----------------
WHOLESALE & INTERNATIONAL TRADE (0.1%)
* Central European Distribution Corp.              804                        28
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $20,836)                                                          21,753
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES-NET (-0.7%)                                   (146)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $21,607
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                     $21,753
Receivables for Investment Securities Sold                                1,851
Other Assets-Note B                                                          22
                                                                ----------------
Total Assets                                                             23,626
                                                                ----------------
LIABILITIES
Payables for Investment Securities Purchased                              2,008
Other Liabilities                                                            11
                                                                ----------------
Total Liabilities                                                         2,019
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $21,607
================================================================================


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                          $20,588
Undistributed Net Investment Income                                           13
Accumulated Net Realized Gains                                                89
Unrealized Appreciation                                                      917
--------------------------------------------------------------------------------
NET ASSETS                                                               $21,607
================================================================================

Admiral Shares-Net Assets
Applicable to 10,117 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                   $267
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  ADMIRAL SHARES                                                          $26.35
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                                $21,340
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                            $53.35
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
FINANCIALS INDEX FUND                           SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.2%)
--------------------------------------------------------------------------------
BANKS-NEW YORK CITY (4.0%)
J.P. Morgan Chase & Co.                         15,736                      645
The Bank of New York Co., Inc.                   6,064                      200
                                                                ----------------
                                                                            845
                                                                ----------------
BANKS-OUTSIDE NEW YORK CITY (31.0%)
  Bank of America Corp.                         11,372                      932
  Wells Fargo & Co.                             13,032                      747
  Wachovia Corp.                                10,148                      487
  Bank One Corp.                                 8,620                      465
  U.S. Bancorp                                  14,872                      424
  FleetBoston Financial Corp.                    8,204                      369
  Fifth Third Bancorp                            3,756                      210
  National City Corp.                            4,664                      167
  BB&T Corp.                                     4,204                      156
  SunTrust Banks, Inc.                           1,952                      141
  State Street Corp.                             2,612                      140
  PNC Financial Services Group                   2,272                      133
  Mellon Financial Corp.                         3,388                      110
  KeyCorp                                        3,120                      101
  SouthTrust Corp.                               2,544                       85
  Comerica, Inc.                                 1,316                       76
  AmSouth Bancorp                                2,736                       69
  Northern Trust Corp.                           1,332                       66
  M & T Bank Corp.                                 632                       61
  Regions Financial Corp.                        1,644                       61
  Marshall & Ilsley Corp.                        1,476                       58
  North Fork Bancorp, Inc.                       1,156                       49
  Synovus Financial Corp.                        1,792                       45
  National Commerce Financial Corp.              1,520                       44
  Popular, Inc.                                    920                       41
  Union Planters Corp.                           1,360                       41
  Banknorth Group, Inc.                          1,220                       41
  First Tennessee National Corp.                   872                       40
  Huntington Bancshares Inc.                     1,688                       39
  Zions Bancorp                                    624                       36
  Compass Bancshares Inc.                          872                       36
  Commerce Bancorp, Inc.                           520                       32
  UnionBanCal Corp.                                524                       28
  Hibernia Corp. Class A                         1,184                       28
  TCF Financial Corp.                              496                       26
  Doral Financial Corp.                            748                       26
  Mercantile Bankshares Corp.                      552                       25
  Commerce Bancshares, Inc.                        480                       24
  Associated Banc-Corp                             512                       23
  Valley National Bancorp                          752                       21
  City National Corp.                              336                       21
  Investors Financial Services Corp.               452                       20
  Cullen/Frost Bankers, Inc.                       456                       19
  Bank of Hawaii Corp.                             408                       19
  Sky Financial Group, Inc.                        640                       17
  Wilmington Trust Corp.                           456                       17
  Fulton Financial Corp.                           768                       17
  Westamerica Bancorporation                       328                       16
  Hudson United Bancorp                            412                       16
  Colonial BancGroup, Inc.                         864                       16
  FirstMerit Corp.                                 588                       16
  The South Financial Group, Inc.                  504                       16
  International Bancshares Corp.                   268                       15
  East West Bancorp, Inc.                          268                       14
  Old National Bancorp                             564                       13
  Trustmark Corp.                                  408                       12
  UCBH Holdings, Inc.                              312                       12
  Whitney Holdings Corp.                           280                       12
  BancorpSouth, Inc.                               544                       12
  First BanCorp Puerto Rico                        276                       12
  Chittenden Corp.                                 352                       12
  First Midwest Bancorp, Inc.                      324                       11
  Cathay General Bancorp                           172                       10
  Citizens Banking Corp.                           300                       10
  Greater Bay Bancorp                              360                       10
  Provident Financial Group, Inc.                  240                       10
  Park National Corp.                               84                        9
  Pacific Capital Bancorp                          240                        9
  United Bankshares, Inc.                          304                        9
  Southwest Bancorporation of Texas, Inc.          236                        9
* Silicon Valley Bancshares                        240                        8
  Texas Regional Bancshares, Inc.                  204                        8
  Corus Bankshares Inc.                            196                        8
* BOK Financial Corp.                              196                        8
  UMB Financial Corp.                              152                        8
  Community First Bankshares, Inc.                 264                        7
  Susquehanna Bancshares, Inc.                     276                        7
  TrustCo Bank NY                                  516                        7
  MB Financial, Inc.                               184                        7
* Piper Jaffray Companies                          132                        7
  R & G Financial Corp. Class B                    204                        6
  First Commonwealth Financial Corp.               420                        6
  Wintrust Financial Corp.                         128                        6
  Republic Bancorp, Inc.                           440                        6
  Chemical Financial Corp.                         164                        6
  Irwin Financial Corp.                            196                        6
  Provident Bankshares Corp.                       172                        6
  United Community Banks, Inc.                     164                        6
  S & T Bancorp, Inc.                              184                        6
  First Financial Bancorp                          308                        5
  National Penn Bancshares Inc.                    168                        5
  The Trust Co. of New Jersey                      128                        5
  First Citizens BancShares Class A                 41                        5
  Amcore Financial, Inc.                           172                        5
  NBT Bancorp, Inc.                                224                        5
  Hancock Holding Co.                               83                        5
  CVB Financial Corp.                              236                        5
  Community Bank System, Inc.                      100                        5
  Harleysville National Corp.                      164                        5
  Boston Private Financial Holdings, Inc.          168                        5
  Alabama National BanCorporation                   88                        4
  Gold Banc Corp., Inc.                            272                        4
  First Charter Corp.                              204                        4
  First Financial Bankshares, Inc.                 108                        4
  Glacier Bancorp, Inc.                            132                        4
  Frontier Financial Corp.                         128                        4
  First Community Bancorp                          108                        4
  Westbanco Inc.                                   140                        4
  Sterling Bancshares, Inc.                        308                        4
  Umpqua Holdings Corp.                            196                        4
  Unizan Financial Corp.                           152                        4
  City Holding Co.                                 116                        4
  Mid-State Bancshares                             164                        4
  Oriental Financial Group Inc.                    136                        4
  Independent Bank Corp. (MI)                      136                        4
  Sandy Spring Bancorp, Inc.                       100                        4
  Allegiant Bancorp, Inc.                          120                        4
  Prosperity Bancshares, Inc.                      144                        3
  Main Street Banks, Inc.                          132                        3
  Riggs National Corp.                             200                        3
  PrivateBancorp, Inc.                              68                        3
  First Merchants Corp.                            128                        3
  Independent Bank Corp. (MA)                      100                        3
  Central Pacific Financial Co.                    112                        3
  Midwest Banc Holdings, Inc.                      124                        3
  First Financial Corp. (IN)                        96                        3
  Integra Bank Corp.                               120                        3
  Republic Bancshares, Inc.                         92                        3
  Hanmi Financial Corp.                             96                        3
  Capitol Bancorp Ltd.                              96                        3
  Bank of the Ozarks, Inc.                         112                        3

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
  Tompkins Trustco, Inc.                            56                        3
  Community Trust Bancorp Inc.                      92                        3
  Suffolk Bancorp                                   76                        3
  First Busey Corp.                                 96                        3
  Simmons First National Corp.                      96                        3
  First Community Bancshares, Inc.                  80                        3
  Community Banks, Inc.                             80                        3
  Old Second Bancorp, Inc.                          48                        2
  Washington Trust Bancorp, Inc.                    92                        2
  CityBank Lynnwood WA                              68                        2
  West Coast Bancorp                               104                        2
  Columbia Banking System, Inc.                     92                        2
  Seacoast Banking Corp. of Florida                108                        2
  Capital City Bank Group, Inc.                     52                        2
  Sterling Financial Corp. (PA)                     95                        2
  Banner Corp.                                      80                        2
  Peoples Bancorp, Inc.                             76                        2
  First Bancorp (NC)                                64                        2
  Second Bancorp, Inc.                              64                        2
  CCBT Financial Cos. Inc.                          60                        2
  First Oak Brook Bancshares, Inc.                  68                        2
  S.Y. Bancorp, Inc.                                92                        2
  Arrow Financial Corp.                             68                        2
  Omega Financial Corp.                             56                        2
  Republic Bancorp, Inc. Class A                   104                        2
  CB Bancshares Inc. (HI)                           28                        2
  CoBiz Inc.                                        96                        2
  Camden National Corp.                             56                        2
  Bank of Granite Corp.                             92                        2
  Lakeland Bancorp, Inc.                           112                        2
  Peoples Holding Co.                               56                        2
  Royal Bancshares of Pennsylvania, Inc.            69                        2
  Franklin Financial Corp.                          60                        2
  Peapack Gladstone Financial Corp.                 52                        2
  Union Bankshares Corp.                            52                        2
  SCBT Financial Corp.                              52                        2
  Financial Institutions, Inc.                      76                        2
  Farmers Capital Bank Corp.                        48                        2
  Virginia Financial Group, Inc.                    48                        2
  Pennrock Financial Services Corp.                 52                        2
  NBC Capital Corp.                                 56                        1
  German American Bancorp                           76                        1
  BancFirst Corp.                                   22                        1
  First Source Corp.                                48                        1
                                                                ----------------
                                                                          6,499
                                                                ----------------
DIVERSIFIED FINANCIAL SERVICES (20.0%)
  Citigroup, Inc.                               39,852                    2,003
  American Express Co.                           8,932                      477
  Morgan Stanley                                 7,448                      445
  Merrill Lynch & Co., Inc.                      6,988                      428
  The Goldman Sachs Group, Inc.                  2,192                      232
  Metropolitan Life Insurance Co.                5,876                      207
  Marsh & McLennan Cos., Inc.                    3,896                      187
  John Hancock Financial Services, Inc.          2,308                       97
  CIT Group Inc.                                 1,668                       66
  The Chicago Mercantile Exchange                  228                       21
  Leucadia National Corp.                          392                       20
  F.N.B. Corp.                                     320                        7
  First National Bankshares of Florida             320                        6
* USI Holdings Corp.                               316                        4
* Rewards Network Inc.                             156                        2
                                                                ----------------
                                                                          4,202
                                                                ----------------
FINANCE COMPANIES (0.7%)
  Capital One Financial Corp.                    1,776                      126
* Saxon Capital Inc.                               200                        5
* Accredited Home Lenders Holding Co.              140                        5
* Credit Acceptance Corp.                           76                        1
                                                                ----------------
                                                                            137
                                                                ----------------
FINANCIAL DATA PROCESSING SERVICES (0.1%)
* CompuCredit Corp.                                224                        5
* eSPEED, Inc. Class A                             208                        4
                                                                ----------------
                                                                              9
                                                                ----------------
FINANCIAL INFORMATION SERVICES (0.3%)
  Moody's Corp.                                  1,036                       69
                                                                ----------------
FINANCIAL-SMALL LOAN (0.8%)
  SLM Corp.                                      3,528                      148
* AmeriCredit Corp.                              1,184                       23
  Student Loan Corp.                                31                        5
                                                                ----------------
                                                                            176
                                                                ----------------
FINANCIAL-MISCELLANEOUS (7.3%)
  Fannie Mae                                     7,460                      559
  Freddie Mac                                    5,272                      326
  MBNA Corp.                                     9,368                      256
  MBIA, Inc.                                     1,104                       73
  Ambac Financial Group, Inc.                      840                       66
  MGIC Investment Corp.                            684                       45
  Fidelity National Financial, Inc.              1,098                       43
  Radian Group, Inc.                               748                       33
* Providian Financial Corp.                      2,212                       29
  Brown & Brown, Inc.                              476                       18
  First American Corp.                             540                       16
  Nationwide Financial Services, Inc.              388                       15
  New Century Financial Corp.                      240                       12
* CapitalSource Inc.                               300                        7
  LandAmerica Financial Group, Inc.                128                        6
* Financial Federal Corp.                          128                        4
  Stewart Information Services Corp.               116                        4
  Cash America International Inc.                  180                        4
* Triad Guaranty, Inc.                              72                        4
  Sterling Bancorp                                 104                        3
  WFS Financial, Inc.                               64                        3
  WSFS Financial Corp.                              52                        3
* Metris Cos., Inc.                                400                        2
* Federal Agricultural Mortgage Corp. Class C       72                        2
  Advanta Corp. Class B                            120                        2
                                                                ----------------
                                                                          1,535
                                                                ----------------
HOME BUILDING
* Levitt Corp. Class A                              92                        2
                                                                ----------------
INSURANCE-LIFE (1.8%)
  Prudential Financial, Inc.                     4,088                      190
  The Principal Financial Group, Inc.            2,148                       78
  Jefferson-Pilot Corp.                          1,084                       58
  AmerUs Group Co.                                 372                       15
* The MONY Group Inc.                              424                       13
  The Phoenix Cos., Inc.                           656                        9
  Delphi Financial Group, Inc.                     184                        7
  Scottish Re Group Ltd.                           244                        6
  Presidential Life Corp.                          204                        3
* National Western Life Insurance Co. Class A       17                        3
* Citizens, Inc.                                   236                        2
* Universal American Financial Corp.               172                        2
                                                                ----------------
                                                                            386
                                                                ----------------
INSURANCE-MULTILINE (11.7%)
  American International Group, Inc.            17,108                    1,266
  Allstate Corp.                                 5,184                      237
  AFLAC Inc.                                     3,968                      161
  The Hartford Financial Services Group Inc.     2,308                      151
  St. Paul Cos., Inc.                            1,780                       76
  Lincoln National Corp.                         1,332                       62
  Loews Corp.                                      988                       60
  Aon Corp.                                      2,072                       54
  Cincinnati Financial Corp.                     1,112                       50
  Torchmark Corp.                                  892                       46
  SAFECO Corp.                                     960                       43
  UnumProvident Corp.                            2,256                       33

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
FINANCIALS INDEX FUND                           SHARES                    (000)
--------------------------------------------------------------------------------
  Old Republic International Corp.               1,356                       32
  Arthur J. Gallagher & Co.                        728                       24
* Markel Corp.                                      68                       19
  Protective Life Corp.                            480                       18
* Assurant, Inc.                                   700                       18
  Unitrin, Inc.                                    368                       16
* Allmerica Financial Corp.                        368                       14
  StanCorp Financial Group, Inc.                   204                       13
  Reinsurance Group of America, Inc.               320                       13
  Hilb, Rogal and Hamilton Co.                     236                        9
  American Financial Group, Inc.                   284                        9
  Zenith National Insurance Corp.                  132                        5
  Horace Mann Educators Corp.                      296                        4
  Max Re Capital Ltd.                              164                        4
  Alfa Corp.                                       256                        3
* UICI                                             224                        3
* CNA Surety Corp.                                 100                        1
  Crawford & Co. Class B                           172                        1
                                                                ----------------
                                                                          2,445
                                                                ----------------
INSURANCE-PROPERTY-CASUALTY (4.2%)
  Progressive Corp. of Ohio                      1,508                      125
  The Chubb Corp.                                1,400                       99
  ACE Ltd.                                       2,132                       96
  XL Capital Ltd. Class A                        1,052                       81
  Travelers Property Casualty Corp. Class B      3,568                       65
  Travelers Property Casualty Corp. Class A      3,520                       64
  Everest Re Group, Ltd.                           384                       34
  White Mountains Insurance Group Inc.              54                       26
  RenaissanceRe Holdings Ltd.                      488                       26
  The PMI Group Inc.                               652                       26
  W.R. Berkley Corp.                               576                       24
  PartnerRe Ltd.                                   372                       21
  HCC Insurance Holdings, Inc.                     444                       14
  Transatlantic Holdings, Inc.                     164                       14
  Mercury General Corp.                            276                       14
  IPC Holdings Ltd.                                336                       13
  Fremont General Corp.                            528                       12
  Erie Indemnity Co. Class A                       244                       12
  Commerce Group, Inc.                             220                       10
  Platinum Underwriters Holdings, Ltd.             300                       10
* Philadelphia Consolidated Holding Corp.          152                        9
  Montpelier Re Holdings Ltd.                      240                        9
* Arch Capital Group Ltd.                          196                        8
  Axis Capital Holdings Ltd.                       272                        8
* Ohio Casualty Corp.                              424                        8
  R.L.I. Corp.                                     176                        7
  Selective Insurance Group                        188                        7
* ProAssurance Corp.                               200                        7
  Infinity Property & Casualty Corp.               144                        5
  Endurance Specialty Holdings Ltd.                140                        5
  Odyssey Re Holdings Corp.                        152                        4
* Argonaut Group, Inc.                             184                        4
  Midland Co.                                      124                        3
  United Fire & Casualty Co.                        68                        3
  PXRE Group Ltd.                                   92                        2
* Navigators Group, Inc.                            84                        2
  Baldwin & Lyons, Inc. Class B                     84                        2
  Harleysville Group, Inc.                         108                        2
  State Auto Financial Corp.                        72                        2
  PMA Capital Corp. Class A                        216                        1
                                                                ----------------
                                                                            884
                                                                ----------------
INVESTMENT MANAGEMENT COMPANIES (1.0%)
  T. Rowe Price Group Inc.                         856                       45
  Allied Capital Corp.                             988                       30
  Janus Capital Group Inc.                       1,560                       27
  SEI Corp.                                        628                       22
  Federated Investors, Inc.                        652                       21
* Affiliated Managers Group, Inc.                  248                       21
  Eaton Vance Corp.                                476                       18
  Waddell & Reed Financial, Inc.                   676                       18
  BlackRock, Inc.                                  128                        8
  MCG Capital Corp.                                164                        3
  Capital Southwest Corp.                           28                        2
  Gabelli Asset Management Inc.                     48                        2
                                                                ----------------
                                                                            217
                                                                ----------------
MULTI-SECTOR COMPANIES (0.8%)
* Berkshire Hathaway Inc. Class B                   52                      163
                                                                ----------------
REAL ESTATE (0.2%)
  The St. Joe Co.                                  428                       18
  Forest City Enterprise Class A                   152                        8
  LNR Property Corp.                               136                        7
* Jones Lang LaSalle Inc.                          220                        5
* Trammell Crow Co.                                256                        4
* Tejon Ranch Co.                                   62                        2
* Avatar Holding, Inc.                              60                        2
                                                                ----------------
                                                                             46
                                                                ----------------
REAL ESTATE INVESTMENT TRUSTS (8.3%)
  Equity Office Properties Trust REIT            3,068                       88
  Simon Property Group, Inc. REIT                1,212                       66
  Equity Residential REIT                        2,100                       62
  General Growth Properties Inc. REIT            1,588                       50
  Vornado Realty Trust REIT                        784                       45
  ProLogis REIT                                  1,344                       45
  Plum Creek Timber Co. Inc. REIT                1,368                       43
  Archstone-Smith Trust REIT                     1,504                       42
  Boston Properties, Inc. REIT                     776                       40
  Kimco Realty Corp. REIT                          760                       36
  Rouse Co. REIT                                   712                       36
  Duke Realty Corp. REIT                         1,040                       34
  iStar Financial Inc. REIT                        796                       33
  Public Storage, Inc. REIT                        676                       32
* Host Marriott Corp. REIT                       2,216                       27
  Friedman, Billings, Ramsey Group, Inc. REIT      952                       25
  Avalonbay Communities, Inc. REIT                 488                       25
  Health Care Properties Investors REIT            440                       25
  Apartment Investment & Management Co.
  Class A REIT                                     752                       24
  Liberty Property Trust REIT                      576                       24
  AMB Property Corp. REIT                          668                       24
  The Macerich Co. REIT                            464                       23
  Developers Diversified Realty Corp. REIT         600                       22
  Catellus Development Corp. REIT                  784                       21
  New Plan Excel Realty Trust REIT                 776                       20
  CenterPoint Properties Corp. REIT                260                       20
  Hospitality Properties Trust REIT                436                       19
  Weingarten Realty Investors REIT                 380                       19
  Annaly Mortgage Management Inc. REIT             892                       18
  Chelsea Property Group REIT                      300                       18
  United Dominion Realty Trust REIT                932                       18
  Ventas, Inc. REIT                                652                       17
  Mack-Cali Realty Corp. REIT                      404                       17
  Thornburg Mortgage, Inc. REIT                    560                       16
  Camden Property Trust REIT                       372                       16
  Healthcare Realty Trust Inc. REIT                392                       16
  Realty Income Corp. REIT                         360                       16
  American Financial Realty Trust REIT             848                       15
  Mills Corp. REIT                                 308                       15
  CarrAmerica Realty Corp. REIT                    464                       15
  HRPT Properties Trust REIT                     1,300                       14
  Federal Realty Investment Trust REIT             340                       14
  BRE Properties Inc. Class A REIT                 440                       14
  Alexandria Real Estate Equities, Inc. REIT       232                       14
  Rayonier Inc. REIT                               328                       14
  First Industrial Realty Trust REIT               372                       14
  Arden Realty Group, Inc. REIT                    440                       14
  Pan Pacific Retail Properties, Inc. REIT         280                       14
  Reckson Associates Realty Corp. REIT             504                       14

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
  Regency Centers Corp. REIT                       312                       13
  Health Care Inc. REIT                            332                       13
  Crescent Real Estate, Inc. REIT                  688                       12
  Home Properties, Inc. REIT                       300                       12
  Highwood Properties, Inc. REIT                   468                       12
  CBL & Associates Properties, Inc. REIT           208                       12
  Nationwide Health Properties, Inc. REIT          556                       12
  Shurgard Storage Centers, Inc. Class A REIT      312                       12
  SL Green Realty Corp. REIT                       260                       11
  Brandywine Realty Trust REIT                     392                       11
  Taubman Co. REIT                                 444                       11
  Trizec Properties, Inc. REIT                     644                       10
  Cousins Properties, Inc. REIT                    336                       10
  Gables Residential Trust REIT                    292                       10
  Impac Mortgage Holdings, Inc. REIT               476                       10
  Prentiss Properties Trust REIT                   284                       10
  Essex Property Trust, Inc. REIT                  156                       10
  Pennsylvania REIT                                244                        9
  Novastar Financial, Inc. REIT                    168                        9
  Washington REIT                                  288                        9
  Senior Housing Properties Trust REIT             440                        8
  Redwood Trust, Inc. REIT                         124                        8
  Post Properties, Inc. REIT                       264                        8
  Capital Automotive REIT                          220                        8
  Colonial Properties Trust REIT                   180                        7
  PS Business Parks, Inc. REIT                     148                        7
  Commercial Net Lease Realty REIT                 344                        7
  Heritage Property Investment Trust REIT          216                        6
  Kilroy Realty Corp. REIT                         192                        6
  MFA Mortgage Investments, Inc. REIT              612                        6
  Keystone Property Trust REIT                     280                        6
  Glimcher Realty Trust REIT                       244                        6
  Lexington Corporate Properties Trust REIT        280                        6
  Sun Communities, Inc. REIT                       128                        5
  Manufactured Home Communities, Inc. REIT         156                        5
  National Health Investors REIT                   184                        5
  Equity One, Inc. REIT                            264                        5
  Corporate Office Properties Trust, Inc. REIT     204                        5
  Entertainment Properties Trust REIT              120                        5
  Mid-America Apartment Communities, Inc. REIT     124                        4
* FelCor Lodging Trust, Inc. REIT                  408                        4
  EastGroup Properties, Inc. REIT                  128                        4
  RAIT Investment Trust REIT                       160                        4
  Koger Equity, Inc. REIT                          180                        4
  Summit Properties, Inc. REIT                     188                        4
  Anthracite Capital Inc. REIT                     336                        4
  Newcastle Investment Corp. REIT                  140                        4
  Glenborough Realty Trust, Inc. REIT              192                        4
  Getty Realty Holding Corp. REIT                  148                        4
  AMLI Residential Properties Trust REIT           132                        4
  Tanger Factory Outlet Centers, Inc. REIT          88                        4
  Bedford Property Investors, Inc. REIT            116                        4
  Anworth Mortgage Asset Corp. REIT                256                        4
  Sovran Self Storage, Inc. REIT                    92                        3
  Cornerstone Realty Income Trust, Inc. REIT       380                        3
  LaSalle Hotel Properties REIT                    168                        3
  Parkway Properties Inc. REIT                      72                        3
  Kramont Realty Trust REIT                        168                        3
  Ramco-Gershenson Properties Trust REIT           116                        3
  Saul Centers, Inc. REIT                          108                        3
  Town & Country Trust REIT                        112                        3
  U.S. Restaurant Properties, Inc. REIT            156                        3
  Universal Health Realty Income REIT               80                        3
* MeriStar Hospitality Corp. REIT                  424                        3
  Investors Real Estate Trust REIT                 256                        3
  Equity Inns, Inc. REIT                           280                        3
  Innkeepers USA Trust REIT                        260                        2
  Urstadt Biddle Properties Class A REIT           128                        2
  Great Lakes, Inc. REIT                           112                        2
  Capstead Mortgage Corp. REIT                      96                        2
  Mission West Properties Inc. REIT                124                        2
  Urstadt Biddle Properties REIT                    48                        1
                                                                ----------------
                                                                          1,736
                                                                ----------------
RENT & LEASE SERVICES-COMMERCIAL (0.1%)
GATX Corp.                                         340                        8
                                                                ----------------
SAVINGS & LOAN (4.7%)
  Washington Mutual, Inc.                        6,908                      310
  Golden West Financial Corp.                      956                      110
  New York Community Bancorp, Inc.               1,841                       65
  Charter One Financial, Inc.                    1,668                       60
  Sovereign Bancorp, Inc.                        2,306                       51
  Green Point Financial Corp.                      772                       34
  Astoria Financial Corp.                          560                       23
  Hudson City Bancorp, Inc.                        528                       21
  Washington Federal Inc.                          642                       17
  Webster Financial Corp.                          316                       16
  Independence Community Bank Corp.                380                       15
  IndyMac Bancorp, Inc.                            384                       14
  Westcorp, Inc.                                   252                       11
  W Holding Co., Inc.                              516                       10
  People's Bank                                    228                       10
  MAF Bancorp, Inc.                                228                       10
  Staten Island Bancorp, Inc.                      408                       10
  Commercial Federal Corp.                         304                        9
  First Niagara Financial Group, Inc.              580                        8
  Provident Financial Services Inc.                428                        8
  Capitol Federal Financial                        208                        8
* Sterling Financial Corp.                         204                        7
  BankAtlantic Bancorp, Inc. Class A               376                        7
  Seacoast Financial Services Corp.                184                        6
  Brookline Bancorp, Inc.                          400                        6
  Waypoint Financial Corp.                         240                        6
  Bank Mutual Corp.                                548                        6
  Flagstar Bancorp, Inc.                           216                        6
  Dime Community Bancshares                        176                        6
* BankUnited Financial Corp.                       200                        6
* First Federal Financial Corp.                    116                        5
  Downey Financial Corp.                            92                        5
  Harbor Florida Bancshares, Inc.                  164                        5
  Anchor Bancorp Wisconsin Inc.                    164                        4
  Hudson River Bancorp. Inc.                       212                        4
  First Republic Bank                              104                        4
  First Sentinel Bancorp Inc.                      192                        4
  PFF Bancorp, Inc.                                116                        4
  Net.Bank, Inc.                                   332                        4
  Connecticut Bancshares, Inc.                      76                        4
  Fidelity Bankshares, Inc.                        104                        4
* TierOne Corp.                                    156                        4
* Commercial Capital Bancorp, Inc.                 169                        4
  Firstfed America Bancorp, Inc.                   120                        3
  First Federal Capital Corp.                      152                        3
* Hawthorne Financial Corp.                         80                        3
  IBERIABANK Corp.                                  48                        3
  United Community Financial Corp.                 240                        3
  First Financial Holdings, Inc.                    88                        3
* Ocwen Financial Corp.                            264                        3
* Local Financial Corp.                            116                        3
  BSB Bancorp, Inc.                                 64                        3
  Flushing Financial Corp.                         132                        2
  OceanFirst Financial Corp.                        96                        2
  Great Southern Bancorp, Inc.                      48                        2
  First Indiana Corp.                              108                        2
* ITLA Capital Corp.                                44                        2
  Quaker City Bancorp, Inc.                         44                        2
  First Place Financial Corp.                       92                        2
  Partners Trust Financial Group, Inc.              50                        2
  Pennfed Financial Services, Inc.                  48                        2

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
FINANCIALS INDEX FUND                           SHARES                    (000)
--------------------------------------------------------------------------------
  Citizens 1st Bancorp, Inc.                        60                        1
  CFS Bancorp, Inc.                                 84                        1
  Bay View Capital Corp.                           440                        1
                                                                ----------------
                                                                            979
                                                                ----------------
SECURITIES BROKERS & SERVICES (3.2%)
  Lehman Brothers Holdings, Inc.                 1,596                      138
  Countrywide Financial Corp.                    1,360                      125
  Charles Schwab Corp.                           7,900                       97
  Bear Stearns Co., Inc.                           692                       61
  Franklin Resources Corp.                       1,044                       59
  Legg Mason Inc.                                  456                       43
* E*TRADE Financial Corp.                        2,616                       37
* Ameritrade Holding Corp.                       1,632                       27
  A.G. Edwards & Sons, Inc.                        552                       21
  American Capital Strategies, Ltd.                448                       15
  Jefferies Group, Inc.                            384                       14
  Raymond James Financial, Inc.                    336                       13
* Knight Trading Group, Inc.                       788                       11
* Investment Technology Group, Inc.                328                        5
  LaBranche & Co. Inc.                             412                        4
  Nuveen Investments, Inc. Class A                 136                        4
  SWS Group, Inc.                                  116                        2
  Advanta Corp. Class A                             68                        1
                                                                ----------------
                                                                            677
                                                                ----------------
Services-Commercial
* Clark, Inc.                                      128                        2
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $20,790)                                       21,017
--------------------------------------------------------------------------------
                                                  Face
                                                Amount
                                                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 3/1/2004
(COST $220)                                       $220                      220
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (Cost $21,010)                                                         21,237
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------
Other Assets-Note B                                                         433
Payables for Investment Securities Purchased                               (682)
Other Liabilities                                                            (5)
                                                                ----------------
                                                                           (254)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $20,983
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $20,708
Undistributed Net Investment Income                                          51
Accumulated Net Realized Losses                                             (3)
Unrealized Appreciation                                                     227
--------------------------------------------------------------------------------
NET ASSETS                                                              $20,983
================================================================================

Admiral Shares-Net Assets
Applicable to 19,829 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                                $509
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  ADMIRAL SHARES                                                         $25.66
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $20,474
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                           $51.19
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE INDEX FUND                          SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.2%)
--------------------------------------------------------------------------------
BIOTECH RESEARCH & PRODUCTION (12.7%)
* Amgen, Inc.                                   15,592                      991
* Genentech, Inc.                                2,772                      299
* Biogen Idec Inc.                               4,032                      223
  Baxter International, Inc.                     7,388                      215
* Genzyme Corp.-General Division                 2,776                      141
* Chiron Corp.                                   1,380                       68
* Millennium Pharmaceuticals, Inc.               3,332                       59
* Invitrogen Corp.                                 660                       49
* Celgene Corp.                                  1,004                       41
* Cephalon, Inc.                                   620                       37
* ImClone Systems, Inc.                            732                       31
* ICOS Corp.                                       796                       30
* Millipore Corp.                                  544                       28
* Protein Design Labs, Inc.                      1,044                       25
* Charles River Laboratories, Inc.                 508                       22
* Neurocrine Biosciences, Inc.                     392                       22
* IDEXX Laboratories Corp.                         384                       20
* Human Genome Sciences, Inc.                    1,440                       18
* Martek Biosciences Corp.                         308                       18
* NPS Pharmaceuticals Inc.                         512                       15
* Abgenix, Inc.                                    980                       14
* OSI Pharmaceuticals, Inc.                        436                       14
* Vicuron Pharmaceuticals Inc.                     600                       14
* Telik, Inc.                                      572                       13
* Applera Corp.-Celera Genomics Group              908                       13
* Nabi Biopharmaceuticals                          620                        9
* Enzon Pharmaceuticals, Inc.                      484                        8
* Digene Corp.                                     204                        8
* Genta Inc.                                       636                        7
* Exelixis, Inc.                                   792                        7
* Incyte Corp.                                     804                        7
* InterMune Inc.                                   356                        7
* Integra LifeSciences Holdings                    196                        6
* Cell Genesys, Inc.                               436                        6
* Alexion Pharmaceuticals, Inc.                    244                        6
* ArthroCare Corp.                                 232                        6
* XOMA Ltd.                                        912                        5
* Pharmacopeia, Inc.                               264                        5
* Serologicals Corp.                               272                        5
* Myriad Genetics, Inc.                            300                        5
* Cubist Pharmaceuticals, Inc.                     432                        5
* Tanox, Inc.                                      288                        5
* Transkaryotic Therapies, Inc.                    392                        5
* Zymogenetics, Inc.                               284                        5
* Trimeris, Inc.                                   240                        4
* Cell Therapeutics, Inc.                          460                        4
* Geron Corp.                                      428                        4
* Albany Molecular Research, Inc.                  256                        4
* Corixa Corp.                                     612                        4
* CuraGen Corp.                                    552                        4
* Antigenics, Inc.                                 340                        3
* Bioveris Corp.                                   264                        3
* Lexicon Genetics Inc.                            496                        3
* Kensey Nash Corp.                                124                        3
* Diversa Corp.                                    276                        3
* Savient Pharmaceuticals Inc.                     664                        3
* Immunomedics Inc.                                556                        2
* Exact Sciences Corp.                             312                        2
* Arena Pharmaceuticals, Inc.                      320                        2
* Gene Logic Inc.                                  348                        2
* Maxygen Inc.                                     188                        2
                                                                ----------------
                                                                          2,589
                                                                ----------------
CHEMICALS
* Wilson Greatbatch Technologies, Inc.             236                        9
                                                                ----------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (0.1%)
* Dendrite International, Inc.                     452                        7
* The TriZetto Group, Inc.                         520                        4
                                                                ----------------
                                                                             11
                                                                ----------------
COMPUTER TECHNOLOGY
  Analogic Corp.                                   148                        6
                                                                ----------------
CONSUMER PRODUCTS (0.1%)
  Matthews International Corp.                     460                       14
                                                                ----------------
DRUGS & PHARMACEUTICALS (57.5%)
  Pfizer Inc.                                   92,008                    3,372
  Johnson & Johnson                             35,888                    1,935
  Merck & Co., Inc.                             26,800                    1,289
  Eli Lilly & Co.                               12,316                      911
  Abbott Laboratories                           17,920                      767
  Bristol-Myers Squibb Co.                      23,412                      651
  Wyeth                                         16,140                      637
  Cardinal Health, Inc.                          5,176                      338
* Forest Laboratories, Inc.                      4,468                      337
  Schering-Plough Corp.                         17,780                      319
  Allergan, Inc.                                 1,656                      145
* Gilead Sciences, Inc.                          2,444                      132
  AmerisourceBergen Corp.                        1,348                       78
  Mylan Laboratories, Inc.                       3,292                       77
* MedImmune Inc.                                 2,984                       77
* Watson Pharmaceuticals, Inc.                   1,300                       60
* King Pharmaceuticals, Inc.                     2,788                       54
* Barr Pharmaceuticals Inc.                        644                       50
* IVAX Corp.                                     1,780                       40
* Sepracor Inc.                                  1,044                       30
* Andrx Group                                      804                       24
* Amylin Pharmaceuticals, Inc.                   1,040                       24
  Medicis Pharmaceutical Corp.                     600                       24
* Pharmaceutical Resources, Inc.                   376                       23
  Valeant Pharmaceuticals International          1,028                       23
* MGI Pharma, Inc.                                 436                       21
* Onyx Pharmaceuticals, Inc.                       424                       16
* Alkermes, Inc.                                 1,092                       16
  Perrigo Co.                                      780                       15
* The Medicines Co.                                524                       14
* Nektar Therapeutics                              724                       14
* Endo Pharmaceuticals Holdings, Inc.              568                       14
* Ligand Pharmaceuticals Inc. Class B              772                       12
  Alpharma, Inc. Class A                           544                       12
* Tularik, Inc.                                    628                       12
* Vertex Pharmaceuticals, Inc.                     960                       11
* ILEX Oncology, Inc.                              428                       11
* American Pharmaceuticals Partners, Inc.          276                       10
* K-V Pharmaceutical Co. Class A                   364                        9
* Priority Healthcare Corp. Class B                408                        9
* Kos Pharmaceuticals, Inc.                        200                        9
* Impax Laboratories, Inc.                         388                        8
* Dendreon Corp.                                   592                        8
* AtheroGenics, Inc.                               408                        8
* Connetics Corp.                                  352                        8
* Medarex, Inc.                                    864                        8
* Regeneron Pharmaceuticals, Inc.                  456                        6
* Salix Pharmaceuticals, Ltd.                      240                        6
* Atrix Laboratories, Inc.                         232                        6
* Enzo Biochem, Inc.                               332                        6
* Noven Pharmaceuticals, Inc.                      252                        6
* Eon Labs, Inc.                                    96                        6
* BioMarin Pharmaceutical Inc.                     712                        5
* NeoPharm, Inc.                                   252                        5
* CIMA Labs Inc.                                   160                        5
* Adolor Corp.                                     320                        5

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
HEALTH CARE INDEX FUND                          SHARES                    (000)
--------------------------------------------------------------------------------
* CV Therapeutics, Inc.                            316                        5
* United Therapeutics Corp.                        236                        5
* Isis Pharmaceuticals, Inc.                       620                        5
* Inspire Pharmaceuticals, Inc.                    352                        5
* PRAECIS Pharmaceuticals Inc.                     580                        3
* aaiPharma Inc.                                   212                        3
* ImmunoGen, Inc.                                  452                        3
* SciClone Pharmaceuticals, Inc.                   492                        3
* Pozen Inc.                                       216                        3
* Hollis-Eden Pharmaceuticals, Inc.                212                        3
* Columbia Laboratories Inc.                       440                        3
* K-V Pharmaceutical Co. Class B                    76                        2
* Lannett Company, Inc.                            124                        2
                                                                ----------------
                                                                         11,763
                                                                ----------------
ELECTRONICS-MEDICAL SYSTEMS (4.1%)
  Medtronic, Inc.                               14,564                      683
* Varian Medical Systems, Inc.                     760                       64
* Affymetrix, Inc.                                 656                       22
* VISX Inc.                                        636                       12
* eResearch Technology, Inc.                       368                       11
* Haemonetics Corp.                                268                        8
* Intuitive Surgical, Inc.                         360                        6
  Datascope Corp.                                  164                        6
* CTI Molecular Imaging, Inc.                      304                        5
* Possis Medical Inc.                              200                        5
* EPIX Medical, Inc.                               240                        5
* Hologic, Inc.                                    220                        4
* Zoll Medical Corp.                               100                        4
* CardioDynamics International Corp.               516                        3
* Bruker BioSciences Corp.                         160                        1
                                                                ----------------
                                                                            839
                                                                ----------------
FINANCIAL DATA PROCESSING SERVICES (0.1%)
  NDCHealth Corp.                                  492                       14
                                                                ----------------
FUNERAL PARLORS & CEMETERIES (0.2%)
* Service Corp. International                    3,648                       25
* Stewart Enterprises, Inc. Class A              1,168                        7
                                                                ----------------
                                                                             32
                                                                ----------------
HEALTH & PERSONAL CARE (2.9%)
* Anthem, Inc.                                   1,744                      150
* Medco Health Solutions, Inc.                   3,320                      108
  McKesson Corp.                                 3,340                       91
  Omnicare, Inc.                                 1,228                       56
* Express Scripts Inc.                             676                       49
* Lincare Holdings, Inc.                         1,196                       39
* Apria Healthcare Group Inc.                      608                       19
* Accredo Health, Inc.                             532                       19
* Province Healthcare Co.                          544                        9
* Inveresk Research Group Inc.                     320                        9
* Odyssey Healthcare, Inc.                         396                        9
* IDX Systems Corp.                                228                        8
* VistaCare, Inc.                                  176                        5
* LabOne, Inc.                                     132                        4
* Gentiva Health Services, Inc.                    288                        4
* Alliance Imaging, Inc.                           136                        1
* Dynacq Healthcare, Inc                           164                        1
                                                                ----------------
                                                                            581
                                                                ----------------
HEALTH CARE FACILITIES (3.5%)
  HCA Inc.                                       5,436                      231
  Quest Diagnostics, Inc.                          872                       72
* Laboratory Corp. of America Holdings           1,716                       67
* Tenet Healthcare Corp.                         5,572                       67
  Health Management Associates Class A           2,872                       64
  Manor Care, Inc.                               1,092                       39
* DaVita, Inc.                                     740                       34
* Triad Hospitals, Inc.                            940                       33
* Renal Care Group, Inc.                           548                       26
* Pharmaceutical Product Development, Inc.         624                       18
* LifePoint Hospitals, Inc.                        432                       14
* United Surgical Partners International, Inc.     304                       11
* American Healthways Inc.                         348                       10
* Beverly Enterprises, Inc.                      1,196                       10
* Sunrise Senior Living, Inc.                      236                        8
* Genesis Healthcare Corp.                         220                        6
* Kindred Healthcare, Inc.                         100                        6
* National Healthcare Corp.                        128                        3
* Specialty Laboratories, Inc.                      48                        1
                                                                ----------------
                                                                            720
                                                                ----------------
HEALTH CARE MANAGEMENT SERVICES (7.0%)
  UnitedHealth Group Inc.                        7,529                      467
* WellPoint Health Networks Inc. Class A         1,796                      195
  Aetna Inc.                                     1,816                      147
* Caremark Rx, Inc.                              3,164                      102
  IMS Health, Inc.                               2,864                       71
* AdvancePCS                                       884                       61
  Oxford Health Plans, Inc.                        924                       44
* Humana Inc.                                    1,904                       42
* Health Net Inc.                                1,396                       38
* PacifiCare Health Systems, Inc.                1,032                       37
  Universal Health Services Class B                604                       33
* WebMD Corp.                                    3,604                       31
* First Health Group Corp.                       1,156                       24
* Community Health Systems, Inc.                   700                       20
* Cerner Corp.                                     392                       18
* Pediatrix Medical Group, Inc.                    256                       16
* AMERIGROUP Corp.                                 368                       16
  Select Medical Corp.                             680                       11
* US Oncology, Inc.                                860                       11
* Sierra Health Services, Inc.                     320                       11
* AmSurg Corp.                                     220                        8
* Eclipsys Corp.                                   508                        7
* Centene Corp.                                    220                        7
* Per-Se Technologies, Inc.                        340                        5
  Hooper Holmes, Inc.                              724                        5
* CorVel Corp.                                     120                        4
* Orthodontic Centers of America, Inc.             560                        4
  Computer Programs and Systems, Inc.              116                        2
                                                                ----------------
                                                                          1,437
                                                                ----------------
IDENTIFICATION CONTROL & FILTER DEVICES
  Mine Safety Appliances Co.                       308                        7
                                                                ----------------
INSURANCE-MULTILINE (0.5%)
  CIGNA Corp.                                    1,764                       98
* WellChoice Inc.                                  232                        9
                                                                ----------------
                                                                            107
                                                                ----------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (10.3%)
* Boston Scientific Corp.                        7,380                      301
  Guidant Corp.                                  3,768                      257
* Zimmer Holdings, Inc.                          2,980                      225
  Becton, Dickinson & Co.                        3,132                      152
* St. Jude Medical, Inc.                         2,016                      146
  Stryker Corp.                                  1,620                      144
  Biomet, Inc.                                   2,960                      115
  C.R. Bard, Inc.                                  576                       54
* Patterson Dental Co.                             660                       45
* Henry Schein, Inc.                               584                       42
  DENTSPLY International Inc.                      880                       38
  Beckman Coulter, Inc.                            680                       36
  Bausch & Lomb, Inc.                              588                       35
* Apogent Technologies Inc.                      1,124                       32
* Edwards Lifesciences Corp.                       692                       22
* STERIS Corp.                                     872                       22
* Cytyc Corp.                                    1,324                       22
  Cooper Cos., Inc.                                452                       21
* Respironics, Inc.                                376                       20
* Techne Corp.                                     456                       18
* INAMED Corp.                                     384                       18
* Dade Behring Holdings Inc.                       448                       18

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
* Gen-Probe Inc.                                   532                       18
* ResMed Inc.                                      376                       18
  Mentor Corp.                                     616                       18
  Diagnostic Products Corp.                        320                       15
* Sybron Dental Specialties, Inc.                  528                       15
  Invacare Corp.                                   332                       15
* Advanced Neuromodulation Systems, Inc.           316                       14
  Owens & Minor, Inc. Holding Co.                  476                       12
  PolyMedica Corp.                                 376                       10
* CONMED Corp.                                     324                        9
* PSS World Medical, Inc.                          748                        9
* Wright Medical Group, Inc.                       268                        9
* Sola International Inc.                          344                        8
* Ventana Medical Systems, Inc.                    184                        8
* American Medical Systems Holdings, Inc.          268                        8
  Arrow International, Inc.                        280                        8
* Ocular Sciences, Inc.                            264                        8
* Advanced Medical Optics, Inc.                    324                        7
* Viasys Healthcare Inc.                           336                        7
* Therasense, Inc.                                 260                        7
* Thoratec Corp.                                   520                        7
* Bio-Rad Laboratories, Inc. Class A               128                        7
* ALARIS Medical Systems, Inc.                     288                        6
* Cyberonics, Inc.                                 252                        6
  West Pharmaceutical Services, Inc.               160                        6
* Kyphon Inc.                                      232                        6
* Merit Medical Systems, Inc.                      280                        6
* Biosite Inc.                                     172                        5
* Closure Medical Corp.                            152                        5
* ICU Medical, Inc.                                152                        5
* Align Technology, Inc.                           252                        5
* Inverness Medical Innovations, Inc.              212                        5
  Vital Signs, Inc.                                144                        5
* Immucor Inc.                                     216                        4
* OraSure Technologies, Inc.                       484                        4
* SurModics, Inc.                                  196                        4
* SonoSite, Inc.                                   160                        4
* Molecular Devices Corp.                          168                        3
  Young Innovations, Inc.                           66                        2
* Conceptus, Inc.                                  240                        2
                                                                ----------------
                                                                          2,103
                                                                ----------------
MEDICAL SERVICES (0.4%)
* Coventry Health Care Inc.                        952                       41
* Covance, Inc.                                    788                       24
* VCA Antech, Inc.                                 352                       11
* PAREXEL International Corp.                      288                        5
* RehabCare Group, Inc.                            180                        4
* Hanger Orthopedic Group, Inc.                    232                        4
                                                                ----------------
                                                                             89
                                                                ----------------
MULTI-SECTOR COMPANIES (0.2%)
  Hillenbrand Industries, Inc.                     688                       45
                                                                ----------------
RETAIL (0.2%)
* Fisher Scientific International Inc.             688                       37
* 1-800 CONTACTS, Inc.                              48                        1
                                                                ----------------
                                                                             38
                                                                ----------------
SCIENTIFIC EQUIPMENT & SUPPLIES (0.3%)
  Applera Corp.-Applied Biosystems Group         2,520                       57
                                                                ----------------
SERVICES-COMMERCIAL (0.1%)
* The Advisory Board Co.                           172                        6
* Cross Country Healthcare, Inc.                   260                        4
* AMN Healthcare Services, Inc.                    212                        4
* Medical Staffing Network Holdings, Inc.          136                        1
                                                                ----------------
                                                                             15
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $20,533)                                                         20,476
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets-Note B                                                        $337
Liabilities                                                                (372)
                                                                ----------------
                                                                            (35)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $20,441
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $20,470
Undistributed Net Investment Income                                          30
Accumulated Net Realized Losses                                              (2)
Unrealized Depreciation                                                     (57)
--------------------------------------------------------------------------------
NET ASSETS                                                              $20,441
================================================================================

Admiral Shares- Net Assets
Applicable to 9,870 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                                $249
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  ADMIRAL SHARES                                                         $25.26
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $20,192
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                           $50.48
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INFORMATION TECHNOLOGY INDEX FUND               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
--------------------------------------------------------------------------------
ADVERTISING AGENCIES (0.1%)
* ValueClick, Inc.                                 616                        7
* aQuantive, Inc.                                  296                        3
                                                                ----------------
                                                                             10
                                                                ----------------
CHEMICALS (0.1%)
* Cabot Microelectronics Corp.                     220                       10
                                                                ----------------
COMMERCIAL INFORMATION SERVICES (0.1%)
* CMGI Inc.                                      3,276                        8
* Ask Jeeves, Inc.                                 352                        7
* infoUSA Inc.                                     232                        2
* Neoforma, Inc.                                   160                        2
                                                                ----------------
                                                                             19
                                                                ----------------
COMMUNICATIONS TECHNOLOGY (17.8%)
* Cisco Systems, Inc.                           61,516                    1,421
  QUALCOMM Inc.                                  7,129                      452
  Motorola, Inc.                                20,743                      383
* Lucent Technologies, Inc.                     37,268                      156
* Corning, Inc.                                 11,849                      149
* Juniper Networks, Inc.                         2,775                       72
* Avaya Inc.                                     3,764                       65
* JDS Uniphase Corp.                            10,978                       54
  Scientific-Atlanta, Inc.                       1,336                       44
* NCR Corp.                                        843                       38
  Symbol Technologies, Inc.                      2,120                       36
* Tellabs, Inc.                                  3,532                       34
* Comverse Technology, Inc.                      1,714                       34
* UTStarcom, Inc.                                  864                       29
  Harris Corp.                                     594                       28
* Network Associates, Inc.                       1,439                       25
* 3Com Corp.                                     3,360                       24
* Foundry Networks, Inc.                           988                       23
* ADC Telecommunications, Inc.                   7,288                       22
* CIENA Corp.                                    3,712                       21
* Advanced Fibre Communications, Inc.              775                       19
* Avocent Corp.                                    414                       16
* Brocade Communications Systems, Inc.           2,140                       15
  ADTRAN Inc.                                      378                       12
* Sonus Networks, Inc.                           2,020                       12
* TIBCO Software Inc.                            1,360                       11
* Aspect Communications Corp.                      500                        9
* CommScope, Inc.                                  492                        9
  Black Box Corp.                                  163                        8
* Harmonic, Inc.                                   680                        8
* Tekelec                                          408                        8
* Extreme Networks, Inc.                           968                        8
* Enterasys Networks, Inc.                       1,704                        8
* Anixter International Inc.                       258                        8
* Sycamore Networks, Inc.                        1,560                        7
* Corvis Corp.                                   3,388                        7
* CSG Systems International, Inc.                  466                        7
* WebEx Communications, Inc.                       229                        6
* ViaSat, Inc.                                     216                        6
  Inter-Tel, Inc.                                  168                        5
* Standard Microsystem Corp.                       140                        4
* j2 Global Communications, Inc.                   192                        4
* Secure Computing Corp.                           284                        4
* SeaChange International, Inc.                    224                        4
* Packeteer, Inc.                                  264                        4
* Finisar Corp.                                  1,268                        4
* Stratex Networks, Inc.                           688                        4
* Remec, Inc.                                      488                        3
* Avanex Corp.                                     620                        3
* Westell Technologies, Inc.                       408                        3
* Anaren, Inc.                                     180                        3
* New Focus, Inc.                                  532                        3
* Entrust, Inc.                                    528                        3
* Inet Technologies, Inc.                          207                        3
* Echelon Corp.                                    232                        3
  Bel Fuse, Inc. Class B                            68                        3
* Net2Phone, Inc.                                  368                        2
* Ixia                                             184                        2
  Talx Corp.                                       112                        2
* Oplink Communications, Inc.                      800                        2
* Verso Technologies, Inc.                         952                        2
* Verisity Ltd.                                    168                        2
* Ulticom, Inc.                                    112                        1
  Bel Fuse, Inc. Class A                            24                        1
                                                                ----------------
                                                                          3,368
                                                                ----------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (22.2%)
  Microsoft Corp.                               81,898                    2,170
* Oracle Corp.                                  34,996                      451
* Veritas Software Corp.                         3,836                      117
* Symantec Corp.                                 2,724                      112
  Computer Associates International, Inc.        4,128                      110
  Adobe Systems, Inc.                            2,085                       78
* Intuit, Inc.                                   1,680                       75
* PeopleSoft, Inc.                               3,007                       65
* Computer Sciences Corp.                        1,502                       63
* Siebel Systems, Inc.                           4,204                       55
* BEA Systems, Inc.                              3,236                       45
* Mercury Interactive Corp.                        816                       40
* BMC Software, Inc.                             2,016                       40
* Cadence Design Systems, Inc.                   2,344                       36
* QLogic Corp.                                     842                       35
* Novell, Inc.                                   3,404                       35
* Citrix Systems, Inc.                           1,471                       31
  Autodesk, Inc.                                 1,028                       29
* Compuware Corp.                                3,480                       27
* Cognizant Technology Solutions Corp.             562                       27
* Ceridian Corp.                                 1,332                       25
* Red Hat, Inc.                                  1,224                       22
* Sybase, Inc.                                     888                       19
* Netscreen Technologies, Inc.                     494                       18
  National Instruments Corp.                       486                       17
  Reynolds & Reynolds Class A                      599                       17
  Acxiom Corp.                                     708                       14
* Akamai Technologies, Inc.                        892                       13
* Hyperion Solutions Corp.                         357                       13
* Macromedia, Inc.                                 620                       13
* Electronics for Imaging, Inc.                    481                       12
* Ascential Software Corp.                         529                       12
* CACI International, Inc.                         257                       11
* Parametric Technology Corp.                    2,412                       11
* Mentor Graphics Corp.                            608                       10
* Openwave Systems Inc.                            604                        9
* F5 Networks, Inc.                                268                        9
* Anteon International Corp.                       251                        7
* Internet Security Systems, Inc.                  412                        7
* Macrovision Corp.                                371                        7
* Borland Software Corp.                           772                        7
* Manhattan Associates, Inc.                       248                        7
* Ariba, Inc.                                    2,244                        7
* Wind River Systems Inc.                          700                        7
* MicroStrategy Inc.                               109                        7
* Zoran Corp.                                      377                        7
* MICROS Systems, Inc.                             155                        7
* Micromuse Inc.                                   744                        7
* Progress Software Corp.                          311                        6
* Informatica Corp.                                668                        6
* Keane, Inc.                                      428                        6
* NetIQ Corp.                                      468                        6
* Quest Software, Inc.                             368                        6
* American Management Systems, Inc.                378                        6
* Transaction Systems Architects, Inc.             318                        6

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
* Digital River, Inc.                              256                        6
* Vignette Corp.                                 2,308                        5
* Verity, Inc.                                     312                        5
* Epicor Software Corp.                            364                        5
* Websense, Inc.                                   184                        5
* Ciber, Inc.                                      528                        5
* ANSYS, Inc.                                      124                        5
* Magma Design Automation, Inc.                    207                        5
* Sapient Corp.                                    704                        5
* RealNetworks, Inc.                               856                        5
* SRA International, Inc.                          121                        5
* webMethods, Inc.                                 432                        5
* Gartner, Inc. Class A                            404                        5
* Interwoven Inc.                                  328                        4
* SonicWALL, Inc.                                  464                        4
* ScanSoft, Inc.                                   816                        4
* Altiris, Inc.                                    160                        4
* Manugistics Group, Inc.                          584                        4
* E.piphany Inc.                                   612                        4
* SafeNet, Inc.                                    108                        4
* Pinnacle Systems, Inc.                           540                        4
* Agile Software Corp.                             428                        4
* SERENA Software, Inc.                            192                        4
* Digitas Inc.                                     384                        4
* Retek Inc.                                       448                        4
* JDA Software Group, Inc.                         236                        4
* Lawson Software Inc.                             395                        3
* Concur Technologies, Inc.                        268                        3
* Opsware, Inc.                                    372                        3
* Rainbow Technologies, Inc.                       220                        3
* Lionbridge Technologies, Inc.                    368                        3
* SPSS, Inc.                                       144                        3
* SupportSoft, Inc.                                235                        3
* ManTech International Corp.                      136                        3
* MRO Software Inc.                                204                        3
* Concord Communications, Inc.                     148                        3
* Netegrity, Inc.                                  288                        3
* EPIQ Systems, Inc.                               148                        3
* MatrixOne, Inc.                                  400                        3
* Verint Systems Inc.                               93                        2
* MSC.Software Corp.                               252                        2
* ActivCard Corp.                                  348                        2
* Tyler Technologies, Inc.                         236                        2
* WatchGuard Technologies, Inc.                    272                        2
* Digimarc Corp.                                   164                        2
* Keynote Systems Inc.                             156                        2
* OpenTV Corp.                                     680                        2
* SeeBeyond Technology Corp.                       388                        2
* Group 1 Software, Inc.                           124                        2
  Integral Systems, Inc.                            80                        1
* PalmSource, Inc.                                  76                        1
* Tier Technologies, Inc.                          148                        1
  Syntel, Inc.                                      53                        1
* Embarcadero Technologies, Inc.                   107                        1
* Vastera, Inc.                                    344                        1
* PDF Solutions, Inc.                              108                        1
* PEC Solutions, Inc.                               97                        1
* QAD Inc.                                          72                        1
* iGATE Corp.                                      128                        1
* Pegasystems Inc.                                  88                        1
* NASSDA Corp.                                      16                        -
                                                                ----------------
                                                                          4,193
                                                                ----------------
COMPUTER TECHNOLOGY (20.5%)
  International Business Machines Corp.         15,331                    1,479
* Dell Inc.                                     20,561                      671
  Hewlett-Packard Co.                           25,812                      586
* EMC Corp.                                     21,463                      307
* Sun Microsystems, Inc.                        29,110                      155
  Electronic Data Systems Corp.                  4,287                       82
* Apple Computer, Inc.                           3,268                       78
* Network Appliance, Inc.                        2,940                       64
* Unisys Corp.                                   2,944                       42
* Synopsys, Inc.                                 1,384                       41
* SanDisk Corp.                                  1,387                       35
* Storage Technology Corp.                       1,012                       30
* NVIDIA Corp.                                   1,301                       29
* Zebra Technologies Corp. Class A                 373                       27
  Seagate Technology                             1,394                       24
* Maxtor Corp.                                   2,188                       22
* Western Digital Corp.                          1,844                       21
* Emulex Corp.                                     738                       17
* Ingram Micro, Inc. Class A                       810                       15
  Imation Corp.                                    318                       11
* Gateway, Inc.                                  1,992                       11
* RSA Security Inc.                                588                       10
* Perot Systems Corp.                              694                       10
* UNOVA, Inc.                                      424                        9
* FileNET Corp.                                    326                        9
* Adaptec, Inc.                                  1,000                        9
* Lexar Media, Inc.                                628                        9
* Hutchinson Technology, Inc.                      231                        7
* Advanced Digital Information Corp.               520                        7
* McDATA Corp. Class A                             772                        6
* Intergraph Corp.                                 300                        6
* Quantum Corp.                                  1,472                        6
* Silicon Graphics, Inc.                         1,696                        5
* Cray Inc.                                        684                        5
* Dot Hill Systems Corp.                           340                        5
* Safeguard Scientifics, Inc.                      992                        4
* InFocus Corp.                                    328                        4
* Komag, Inc.                                      168                        4
* Synaptics Inc.                                   204                        4
* PalmOne, Inc.                                    352                        4
  Iomega Corp.                                     428                        2
* McDATA Corp.                                     284                        2
* Computer Network Technology Corp.                224                        2
* Concurrent Computer Corp.                        516                        2
* FalconStor Software, Inc.                        184                        1
* Neoware Systems, Inc.                            128                        1
* CompuCom Systems, Inc.                           212                        1
* Radiant Systems, Inc.                            148                        1
                                                                ----------------
                                                                          3,882
                                                                ----------------
CONSUMER ELECTRONICS (2.5%)
* Yahoo! Inc.                                    4,979                      221
* Electronic Arts Inc.                           2,624                      124
* VeriSign, Inc.                                 2,044                       36
* Activision, Inc.                                 832                       17
* Earthlink, Inc.                                1,423                       13
* DoubleClick Inc.                               1,140                       12
* Take-Two Interactive Software, Inc.              387                       12
* CNET Networks, Inc.                            1,064                       11
* InfoSpace, Inc.                                  224                        8
* United Online, Inc.                              428                        7
* THQ Inc.                                         340                        6
* Atari, Inc.                                      304                        1
                                                                ----------------
                                                                            468
                                                                ----------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
* BISYS Group, Inc.                              1,096                       19
                                                                ----------------
EDUCATION-SERVICES
  Renaissance Learning, Inc.                        83                        2
                                                                ----------------
ELECTRICAL & ELECTRONICS (0.2%)
* Benchmark Electronics, Inc.                      332                       12
* Power Integrations, Inc.                         264                        8
* Plexus Corp.                                     379                        7

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INFORMATION TECHNOLOGY INDEX FUND               SHARES                    (000)
--------------------------------------------------------------------------------
* TTM Technologies, Inc.                           288                        5
* Universal Display Corp.                          184                        3
* OSI Systems Inc.                                 120                        2
                                                                ----------------
                                                                             37
                                                                ----------------
ELECTRICAL EQUIPMENT & COMPONENTS (0.3%)
  Molex, Inc. Class A                              761                       20
  Molex, Inc.                                      532                       17
* MKS Instruments, Inc.                            307                        7
* Technitrol, Inc.                                 332                        6
* Littelfuse, Inc.                                 180                        6
  CTS Corp.                                        288                        4
* Cable Design Technologies Corp.                  372                        4
  Cohu, Inc.                                       176                        3
                                                                ----------------
                                                                             67
                                                                ----------------
ELECTRONICS (1.4%)
* Flextronics International Ltd.                 4,744                       86
* Sanmina-SCI Corp.                              4,546                       58
* Vishay Intertechnology, Inc.                   1,300                       29
* Amphenol Corp.                                   355                       22
* Semtech Corp.                                    654                       16
* FLIR Systems, Inc.                               293                       11
* Avid Technology, Inc.                            248                       11
  AVX Corp.                                        541                        9
* Aeroflex, Inc.                                   548                        8
  Park Electrochemical Corp.                       164                        4
  Methode Electronics, Inc.                        292                        4
  Agilysys, Inc.                                   268                        4
* Kopin Corp.                                      576                        4
* Daktronics, Inc.                                 125                        3
  BEI Technologies, Inc.                           120                        3
* Drexler Technology Corp.                          88                        1
                                                                ----------------
                                                                            273
                                                                ----------------
ELECTRONICS-GAUGE & METER (0.5%)
* Thermo Electron Corp.                          1,451                       41
  Tektronix, Inc.                                  753                       24
* Mettler-Toledo International Inc.                368                       16
* Itron, Inc.                                      172                        3
  Keithley Instruments Inc.                        112                        3
* Metrologic Instruments, Inc.                      68                        2
                                                                ----------------
                                                                             89
                                                                ----------------
ELECTRONICS-SEMICONDUCTORS/COMPONENTS (20.4%)
  Intel Corp.                                   58,207                    1,701
  Texas Instruments, Inc.                       15,422                      473
  Analog Devices, Inc.                           3,283                      164
  Maxim Integrated Products, Inc.                2,928                      146
* Xilinx, Inc.                                   3,047                      128
  Linear Technology Corp.                        2,784                      111
* Broadcom Corp.                                 2,096                       85
* Altera Corp.                                   3,375                       75
* Micron Technology, Inc.                        4,868                       73
* National Semiconductor Corp.                   1,643                       65
  Microchip Technology, Inc.                     1,831                       52
* Advanced Micro Devices, Inc.                   3,106                       47
* Jabil Circuit, Inc.                            1,425                       40
* LSI Logic Corp.                                3,448                       35
* Marvell Technology Group Ltd.                    734                       33
* PMC Sierra Inc.                                1,523                       30
* Agere Systems Inc. Class B                     8,144                       30
  Intersil Corp.                                 1,176                       28
* Agere Systems Inc. Class A                     6,928                       27
* International Rectifier Corp.                    573                       26
* Avnet, Inc.                                    1,092                       26
* Atmel Corp.                                    3,696                       26
* Arrow Electronics, Inc.                        1,036                       25
* Rambus Inc.                                      785                       25
* Cypress Semiconductor Corp.                    1,084                       23
* Fairchild Semiconductor International, Inc.      876                       23
  PerkinElmer, Inc.                              1,074                       22
* Integrated Circuit Systems, Inc.                 643                       18
* Applied Micro Circuits Corp.                   2,732                       18
* Integrated Device Technology Inc.                964                       16
* Cree, Inc.                                       661                       16
* Vitesse Semiconductor Corp.                    1,960                       16
* Skyworks Solutions, Inc.                       1,332                       15
* Amkor Technology, Inc.                           929                       14
* RF Micro Devices, Inc.                         1,532                       14
* Silicon Laboratories Inc.                        244                       14
* OmniVision Technologies, Inc.                    448                       13
* Lattice Semiconductor Corp.                    1,036                       11
* ON Semiconductor Corp.                         1,264                       11
* Silicon Storage Technology, Inc.                 788                       10
* Micrel, Inc.                                     616                        9
* Conexant Systems, Inc.                         1,235                        9
* GlobespanVirata, Inc.                          1,012                        9
* TriQuint Semiconductor, Inc.                   1,116                        9
* MEMC Electronic Materials, Inc.                  812                        8
* Microsemi Corp.                                  480                        7
* Mindspeed Technologies, Inc.                     756                        7
* Silicon Image, Inc.                              588                        7
* DSP Group Inc.                                   253                        6
* Exar Corp.                                       362                        6
* Cirrus Logic                                     796                        6
* Pixelworks, Inc.                                 320                        5
* Actel Corp.                                      208                        5
* Integrated Silicon Solution, Inc.                311                        5
* ESS Technology, Inc.                             277                        4
* Genesis Microchip Inc.                           264                        4
* Transmeta Corp.                                1,188                        4
* FormFactor Inc.                                  196                        4
* Artisan Components, Inc.                         184                        3
* Excel Technology, Inc.                           100                        3
* ChipPAC, Inc.                                    392                        3
* Pericom Semiconductor Corp.                      212                        2
* Monolithic System Technology, Inc.               178                        2
* Siliconix, Inc.                                   48                        2
* Planar Systems, Inc.                             120                        2
* White Electronic Designs Corp.                   200                        2
* IXYS Corp.                                       172                        2
* Virage Logic Corp.                                76                        1
                                                                ----------------
                                                                          3,861
                                                                ----------------
ELECTRONICS-TECHNOLOGY (0.6%)
* Solectron Corp.                                7,496                       48
* The Titan Corp.                                  668                       14
* KEMET Corp.                                      716                       11
* Trimble Navigation Ltd.                          295                       10
* Coherent, Inc.                                   266                        8
* Checkpoint Systems, Inc.                         293                        5
* ScanSource, Inc.                                 109                        5
* Identix, Inc.                                    716                        4
                                                                ----------------
                                                                            105
                                                                ----------------
FINANCIAL DATA PROCESSING SERVICES (5.4%)
  First Data Corp.                               8,116                      333
  Automatic Data Processing, Inc.                5,297                      225
  Paychex, Inc.                                  3,024                       97
* SunGard Data Systems, Inc.                     2,572                       75
* Fiserv, Inc.                                   1,730                       67
* Affiliated Computer Services, Inc. Class A     1,111                       54
* DST Systems, Inc.                                592                       26
  Fair, Isaac, Inc.                                431                       26
  Certegy, Inc.                                    592                       20
* CheckFree Corp.                                  639                       19
  Jack Henry & Associates Inc.                     636                       12
  Global Payments Inc.                             250                       11
* Alliance Data Systems Corp.                      355                       11
* Kronos, Inc.                                     270                        9
  Total System Services, Inc.                      336                        7
* eFunds Corp.                                     420                        7
* Digital Insight Corp.                            272                        6

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                SHARES                    (000)
--------------------------------------------------------------------------------
* Advent Software, Inc.                            234                        4
* Portal Software, Inc.                            344                        3
* CCC Information Services Group                   120                        2
* InterCept, Inc.                                  168                        2
* iPayment Holdings, Inc.                           58                        2
                                                                ----------------
                                                                          1,018
                                                                ----------------
FINANCIAL INFORMATION SERVICES (0.1%)
  FactSet Research Systems Inc.                    180                        7
* S1 Corp.                                         584                        4
* HomeStore, Inc.                                  788                        4
                                                                ----------------
                                                                             15
                                                                ----------------
FINANCIAL-MISCELLANEOUS
Barra, Inc.                                        130                        4
                                                                ----------------
HEALTH CARE MANAGEMENT SERVICES
* MedQuist, Inc.                                    66                        1
                                                                ----------------
IDENTIFICATION CONTROL & FILTER DEVICES (1.0%)
* Agilent Technologies, Inc.                     3,817                      130
* Waters Corp.                                   1,082                       40
* Veeco Instruments, Inc.                          244                        7
* Asyst Technologies, Inc.                         480                        5
* Paxar Corp.                                      324                        5
* Advanced Energy Industries, Inc.                 168                        4
                                                                ----------------
                                                                            191
                                                                ----------------
Machinery-Specialty (0.1%)
  Helix Technology Corp.                           216                        6
* Applied Films Corp.                              120                        4
* Semitool, Inc.                                   136                        2
                                                                ----------------
                                                                             12
                                                                ----------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES
  Landauer, Inc.                                    72                        3
                                                                ----------------
MISCELLANEOUS MATERIALS & PROCESSING
* Rogers Corp.                                     136                        7
                                                                ----------------
OFFICE FURNITURE & BUSINESS EQUIPMENT (1.2%)
* Xerox Corp.                                    7,072                      100
* Lexmark International, Inc.                    1,145                       94
  Diebold, Inc.                                    648                       34
* Presstek, Inc.                                   284                        3
                                                                ----------------
                                                                            231
                                                                ----------------
PRODUCTION TECHNICAL EQUIPMENT (3.5%)
* Applied Materials, Inc.                       14,820                      315
* KLA-Tencor Corp.                               1,733                       91
* Novellus Systems, Inc.                         1,356                       44
* Teradyne, Inc.                                 1,687                       42
* LAM Research Corp.                             1,152                       29
* Varian Semiconductor Equipment Associates, Inc   308                       13
* Cymer, Inc.                                      315                       12
  Cognex Corp.                                     360                       12
* Axcelis Technologies, Inc.                       920                       11
* Brooks Automation, Inc.                          385                        8
* LTX Corp.                                        512                        8
* ATMI, Inc.                                       276                        7
* Credence Systems Corp.                           628                        7
* Kulicke & Soffa Industries, Inc.                 516                        6
* Electro Scientific Industries, Inc.              249                        6
* FEI Co.                                          221                        5
* Mykrolis Corp.                                   332                        5
* Photon Dynamics, Inc.                            136                        5
  MTS Systems Corp.                                176                        5
* Ultratech, Inc.                                  188                        5
* Photronics Inc.                                  268                        5
* Mattson Technology, Inc.                         372                        4
* Entegris Inc.                                    356                        4
* DuPont Photomasks, Inc.                          152                        3
* Rudolph Technologies, Inc.                       110                        2
                                                                ----------------
                                                                            654
                                                                ----------------
RETAIL (0.2%)
  CDW Corp.                                        556                       38
* Global Imaging Systems, Inc.                     145                        4
* FreeMarkets, Inc.                                348                        3
                                                                ----------------
                                                                             45
                                                                ----------------
SCIENTIFIC EQUIPMENT & SUPPLIES (0.1%)
* Varian, Inc.                                     309                       12
* Newport Corp.                                    348                        6
                                                                ----------------
                                                                             18
                                                                ----------------
SERVICES-COMMERCIAL (1.0%)
* Accenture Ltd.                                 2,922                       67
  Sabre Holdings Corp.                           1,292                       29
* Iron Mountain, Inc.                              608                       27
* Convergys Corp.                                1,288                       21
* BearingPoint, Inc.                             1,386                       15
* MPS Group, Inc.                                  948                        9
* Hewitt Associates, Inc.                          259                        8
* MAXIMUS, Inc.                                    172                        6
* Autobytel Inc.                                   308                        4
* Gartner, Inc. Class B                            240                        3
* Pegasus Solutions Inc.                           208                        3
* Forrester Research, Inc.                         130                        2
  Startek, Inc.                                     45                        2
* Lightbridge, Inc.                                224                        2
* NetRatings, Inc.                                  80                        1
                                                                ----------------
                                                                            199
                                                                ----------------
TELECOMMUNICATIONS EQUIPMENT (0.5%)
* Andrew Corp.                                   1,232                       22
* Polycom, Inc.                                    920                       20
* Plantronics, Inc.                                364                       15
* Interdigital Communications Corp.                490                       13
* Arris Group Inc.                                 624                        6
* Powerwave Technologies, Inc.                     524                        5
* Audiovox Corp.                                   172                        3
* Terayon Communications Systems, Inc.             620                        3
* Tollgrade Communications, Inc.                   112                        2
                                                                ----------------
                                                                             89
                                                                ----------------
UTILITIES-TELECOMMUNICATIONS
* Intrado Inc.                                     132                        3
                                                                ----------------
WHOLESALERS (0.1%)
* Tech Data Corp.                                  506                       20
* Brightpoint, Inc.                                152                        3
                                                                ----------------
                                                                             23
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $20,326)                                                         18,916
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets-Note B                                                         153
Liabilities                                                                (154)
                                                                ----------------
                                                                             (1)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $18,915
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                         AMOUNT
INFORMATION TECHNOLOGY INDEX FUND                                         (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $20,356
Undistributed Net Investment Income                                           3
Accumulated Net Realized Losses                                             (34)
Unrealized Depreciation                                                  (1,410)
--------------------------------------------------------------------------------
NET ASSETS                                                              $18,915
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $18,915
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                           $47.29
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MATERIALS INDEX FUND            `               SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
--------------------------------------------------------------------------------
AGRICULTURE-FISH & RANCH (2.3%)
  Monsanto Co.                                  14,560                      481
                                                                ----------------
ALUMINUM (8.5%)
  Alcoa Inc.                                    48,168                    1,805
                                                                ----------------
BUILDING-CEMENT (0.6%)
  Lafarge North America Inc.                     1,720                       71
  Eagle Materials, Inc.                            540                       32
* Eagle Materials, Inc. B Shares                   500                       28
                                                                ----------------
                                                                            131
                                                                ----------------
BUILDING MATERIALS (2.5%)
  Vulcan Materials Co.                           5,384                      255
  Martin Marietta Materials, Inc.                2,696                      132
  Florida Rock Industries, Inc.                  1,796                       79
  Texas Industries, Inc.                         1,176                       42
  Ameron International Corp.                       404                       16
                                                                ----------------
                                                                            524
                                                                ----------------
CHEMICALS (38.0%)
  E.I. du Pont de Nemours & Co.                 55,432                    2,499
  Dow Chemical Co.                              51,156                    2,224
  Praxair, Inc.                                 18,128                      658
  Air Products & Chemicals, Inc.                12,596                      608
  Rohm & Haas Co.                                8,044                      320
  Ecolab, Inc.                                  10,852                      296
  Sigma-Aldrich Corp.                            3,612                      206
  Eastman Chemical Co.                           4,348                      184
  Lyondell Chemical Co.                          7,908                      141
  Cabot Corp.                                    3,248                      112
  Lubrizol Corp.                                 2,828                       88
  Airgas, Inc.                                   3,744                       78
  Cytec Industries, Inc.                         2,092                       73
* Hercules, Inc.                                 5,756                       68
  Great Lakes Chemical Corp.                     2,480                       63
  Albemarle Corp.                                1,904                       54
* OM Group, Inc.                                 1,548                       48
  Millennium Chemicals, Inc.                     3,544                       47
  Crompton Corp.                                 6,072                       45
  MacDermid, Inc.                                1,180                       45
  Georgia Gulf Corp.                             1,556                       42
  Cambrex Corp.                                  1,312                       36
  A. Schulman Inc.                               1,704                       32
  Arch Chemicals, Inc.                           1,144                       31
* PolyOne Corp.                                  4,680                       27
  Calgon Carbon Corp.                            1,988                       14
  Quaker Chemical Corp.                            484                       13
  NL Industries, Inc.                              432                        6
  Stepan Co.                                       252                        6
                                                                ----------------
                                                                          8,064
                                                                ----------------
COAL (1.8%)
  CONSOL Energy, Inc.                            4,320                      109
  Peabody Energy Corp.                           2,360                      101
  Massey Energy Co.                              4,144                       87
  Arch Coal, Inc.                                2,780                       81
                                                                ----------------
                                                                            378
                                                                ----------------
CONSUMER PRODUCTS (0.8%)
  International Flavors & Fragrances, Inc.       4,504                      165
                                                                ----------------
CONTAINER & PACKAGE-METAL & GLASS (1.4%)
* Crown Holdings, Inc.                           9,016                       85
* Owens-Illinois, Inc.                           6,040                       81
  AptarGroup Inc.                                1,948                       79
* Silgan Holdings, Inc.                            632                       28
  Greif Inc. Class A                               640                       23
                                                                ----------------
                                                                            296
                                                                ----------------
CONTAINER & PACKAGE-PAPER & PLASTICS (5.7%)
  Smurfit-Stone Container Corp.                 13,128                      244
* Sealed Air Corp.                               4,532                      226
* Pactiv Corp.                                   8,736                      188
  Temple-Inland Inc.                             2,764                      180
  Bemis Co., Inc.                                2,808                      143
  Sonoco Products Co.                            5,240                      131
  Packaging Corp. of America                     3,520                       83
  Myers Industries, Inc.                         1,136                       14
                                                                ----------------
                                                                          1,209
                                                                ----------------
COPPER (3.7%)
* Phelps Dodge Corp.                             4,944                      426
  Freeport-McMoRan Copper & Gold, Inc. Class B   8,180                      349
                                                                ----------------
                                                                            775
                                                                ----------------
DIVERSIFIED MANUFACTURING (2.2%)
  Engelhard Corp.                                7,088                      206
  Ball Corp.                                     2,984                      193
  Olin Corp.                                     3,780                       69
                                                                ----------------
                                                                            468
                                                                ----------------
FERTILIZERS (0.7%)
* Scotts Co.                                     1,216                       77
  IMC Global Inc.                                5,972                       67
                                                                ----------------
                                                                            144
                                                                ----------------
FOODS (0.2%)
  Sensient Technologies Corp.                    2,392                       47
                                                                ----------------
FOREST PRODUCTS (6.9%)
  Weyerhaeuser Co.                              12,184                      795
  Georgia Pacific Group                         12,744                      408
  Louisiana-Pacific Corp.                        5,636                      139
  Potlatch Corp.                                 1,464                       62
  Longview Fibre Co.                             2,504                       33
  Deltic Timber Corp.                              508                       17
  Pope & Talbot, Inc.                              800                       14
                                                                ----------------
                                                                          1,468
                                                                ----------------
GOLD (5.4%)
  Newmont Mining Corp. (Holding Co.)            24,112                    1,048
* Coeur d'Alene Mines Corp.                     11,324                       80
  Royal Gold, Inc.                                 752                       13
                                                                ----------------
                                                                          1,141
                                                                ----------------
METAL FABRICATING (0.5%)
  Quanex Corp.                                     920                       43
  Commercial Metals Co.                          1,424                       42
* RTI International Metals, Inc.                 1,164                       20
                                                                ----------------
                                                                            105
                                                                ----------------
METALS & MINERALS & COMMODITIES (0.2%)
* Symyx Technologies, Inc.                       1,596                       43
                                                                ----------------
METALS & MINERALS MISCELLANEOUS (1.4%)
* GrafTech International Ltd.                    4,968                       67
  Minerals Technologies, Inc.                    1,128                       61
* Apex Silver Mines Ltd.                         2,268                       50
* Hecla Mining Co.                               6,000                       46
* Cleveland-Cliffs Inc.                            628                       37
* Stillwater Mining Co.                          2,160                       26
  AMCOL International Corp.                      1,048                       19
                                                                ----------------
                                                                            306
                                                                ----------------
MISCELLANEOUS MATERIALS & PROCESSING (0.2%)
  USEC Inc.                                      4,496                       38
                                                                ----------------
MULTI-SECTOR COMPANIES (0.3%)
* FMC Corp.                                      1,800                       68
                                                                ----------------
PAINTS & COATING (4.2%)
  PPG Industries, Inc.                           9,360                      549
  Valspar Corp.                                  2,684                      134
  RPM International, Inc.                        6,396                      104

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MATERIALS INDEX FUND            `               SHARES                    (000)
--------------------------------------------------------------------------------
  Ferro Corp.                                    2,280                       59
  H.B. Fuller Co.                                1,648                       45
                                                                ----------------
                                                                            891
                                                                ----------------
PAPER (8.1%)
  International Paper Co.                       25,364                    1,123
  MeadWestvaco Corp.                            11,124                      326
  Bowater Inc.                                   3,124                      143
  Wausau-Mosinee Paper Corp.                     2,532                       34
  Chesapeake Corp. of Virginia                     884                       22
  Rock-Tenn Co.                                  1,380                       20
* Caraustar Industries, Inc.                     1,524                       18
  Glatfelter                                     1,432                       17
* Buckeye Technology, Inc.                       1,688                       16
                                                                ----------------
                                                                          1,719
                                                                ----------------
PLASTICS (0.2%)
  Spartech Corp.                                 1,796                       42
                                                                ----------------
POLLUTION CONTROL & ENVIRONMENTAL SERVICE (0.2%)
* Headwaters Inc.                                1,676                       40
                                                                ----------------
STEEL (3.8%)
  Nucor Corp.                                    4,388                      276
  United States Steel Corp.                      5,668                      208
  Worthington Industries, Inc.                   3,688                       64
* Steel Dynamics, Inc.                           1,936                       47
* International Steel Group, Inc.                1,172                       46
  Allegheny Technologies Inc.                    3,544                       45
  Schnitzer Steel Industries, Inc. Class A         816                       40
  Carpenter Technology Corp.                     1,140                       39
* AK Steel Corp.                                 5,536                       27
  Gibraltar Steel                                  780                       19
                                                                ----------------
                                                                            811
                                                                ----------------
SYNTHETIC FIBERS
  Wellman, Inc.                                  1,628                       13
                                                                ----------------
TOBACCO (0.1%)
  Schweitzer-Mauduit International, Inc.           852                       28
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $20,428)                                                         21,200
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets-Note B                                                         234
Liabilities                                                                (213)
                                                                ----------------
                                                                             21
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $21,221
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.


--------------------------------------------------------------------------------
                                                                         AMOUNT
            `                                                             (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                          $20,392
Undistributed Net Investment Income                                           56
Accumulated Net Realized Gains                                                 1
Unrealized Appreciation                                                      772
--------------------------------------------------------------------------------
NET ASSETS                                                               $21,221
================================================================================

Admiral Shares-Net Assets
Applicable to 23,046 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                                 $605
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  ADMIRAL SHARES                                                          $26.23
================================================================================

VIPER Shares-Net Assets
Applicable to 400,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                              $20,616
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                            $51.54
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
UTILITIES INDEX FUND                            SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
--------------------------------------------------------------------------------
ENERGY MISCELLANEOUS (1.3%)
* Calpine Corp.                                 43,952                      242
* Reliant Resources, Inc.                       29,668                      225
  Texas Genco Holdings, Inc.                     1,680                       62
                                                                ----------------
                                                                            529
                                                                ----------------
UTILITIES-ELECTRICAL (81.6%)
  Southern Co.                                  77,760                    2,358
  Exelon Corp.                                  34,656                    2,327
  Dominion Resources, Inc.                      34,496                    2,167
  Duke Energy Corp.                             96,400                    2,117
  Entergy Corp.                                 24,392                    1,446
  American Electric Power Co., Inc.             41,904                    1,446
  FirstEnergy Corp.                             35,032                    1,353
* PG&E Corp.                                    44,088                    1,242
  FPL Group, Inc.                               18,556                    1,218
  Public Service Enterprise Group, Inc.         24,992                    1,178
  Progress Energy, Inc.                         24,768                    1,143
  Consolidated Edison Inc.                      23,976                    1,059
  TXU Corp.                                     32,692                      920
  Ameren Corp.                                  19,260                      913
  PPL Corp.                                     18,820                      876
  Xcel Energy, Inc.                             42,296                      739
  DTE Energy Co.                                17,836                      722
  Edison International                          31,116                      718
  Cinergy Corp.                                 18,032                      707
  Constellation Energy Group, Inc.              17,696                      703
  NiSource, Inc.                                27,848                      605
* AES Corp.                                     59,560                      540
  SCANA Corp.                                   11,728                      410
  Wisconsin Energy Corp.                        12,480                      403
  Pepco Holdings, Inc.                          18,212                      387
  Pinnacle West Capital Corp.                    9,668                      378
  Energy East Corp.                             15,480                      374
  CenterPoint Energy Inc.                       29,224                      306
  Alliant Energy Corp.                          11,772                      303
  TECO Energy, Inc.                             19,972                      301
  NSTAR                                          5,560                      284
  DPL Inc.                                      13,460                      269
  Northeast Utilities                           13,520                      260
  Great Plains Energy, Inc.                      7,352                      255
  OGE Energy Corp.                               9,240                      238
  Puget Energy, Inc.                             9,956                      224
  Hawaiian Electric Industries Inc.              3,928                      208
* Allegheny Energy, Inc.                        13,472                      178
  WPS Resources Corp.                            3,696                      176
  Duquesne Light Holdings, Inc.                  7,968                      159
* CMS Energy Corp.                              17,200                      158
  Westar Energy, Inc.                            7,672                      148
  PNM Resources Inc.                             4,216                      128
  IDACORP, Inc.                                  4,004                      125
* Sierra Pacific Resources                      12,480                      101
  Black Hills Corp.                              3,280                      100
  Cleco Corp.                                    5,056                       96
  Avista Corp.                                   4,832                       87
  CH Energy Group, Inc.                          1,752                       86
  UniSource Energy Corp.                         3,528                       86
  UIL Holdings Corp.                             1,480                       71
  Otter Tail Corp.                               2,628                       70
* El Paso Electric Co.                           5,148                       70
  Empire District Electric Co.                   2,608                       59
  MGE Energy, Inc.                               1,828                       57
  Central Vermont Public Service Corp.           1,252                       28
                                                                ----------------
                                                                         33,080
                                                                ----------------
UTILITIES-GAS DISTRIBUTION (11.4%)
  Sempra Energy                                 21,636                      686
  KeySpan Corp.                                 16,912                      643
  Kinder Morgan, Inc.                            9,880                      610
  Questar Corp.                                  8,364                     $300
  National Fuel Gas Co.                          8,208                      208
  AGL Resources Inc.                             6,512                      187
  ONEOK, Inc.                                    8,400                      187
  Peoples Energy Corp.                           3,844                      171
  NICOR Inc.                                     4,616                      167
  Piedmont Natural Gas, Inc.                     3,988                      166
* Kinder Morgan Management, LLC                  3,640                      157
  UGI Corp. Holding Co.                          4,472                      148
  WGL Holdings Inc.                              5,096                      148
  Atmos Energy Corp.                             4,900                      129
  Energen Corp.                                  3,092                      128
* Southern Union Co.                             5,768                      112
  New Jersey Resources Corp.                     2,852                      111
  Northwest Natural Gas Co.                      2,696                       86
  Southwest Gas Corp.                            3,644                       86
  The Laclede Group, Inc.                        1,948                       60
  South Jersey Industries, Inc.                  1,416                       60
  NUI Corp.                                      1,680                       29
  Cascade Natural Gas Corp.                      1,164                       25
                                                                ----------------
                                                                          4,604
                                                                ----------------
UTILITIES-GAS PIPELINES (3.5%)
  Williams Cos., Inc.                           55,092                      522
  El Paso Corp.                                 66,396                      494
  Equitable Resources, Inc.                      6,624                      285
* Dynegy, Inc.                                  28,272                      116
                                                                ----------------
                                                                          1,417
                                                                ----------------
UTILITIES-WATER (0.9%)
  Aqua America, Inc.                             9,772                      211
  California Water Service Group                 1,728                       51
  American States Water Co.                      1,592                       39
  Connecticut Water Services, Inc.                 836                       24
  SJW Corp.                                        168                       18
                                                                ----------------
                                                                            343
                                                                ----------------
UTILITIES-MISCELLANEOUS (1.3%)
  MDU Resources Group, Inc.                     11,064                      256
  Vectren Corp.                                  8,020                      200
* Aquila, Inc.                                  20,756                       82
                                                                ----------------
                                                                            538
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $39,744)                                                         40,511
--------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 3/1/2004-Note E
  (Cost $244)                                     $244                      244
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (Cost $39,988)                                                         40,755
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets-Note B                                                         286
Liabilities-Note E                                                         (521)
                                                                ----------------
                                                                           (235)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $40,520
================================================================================
(+)See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                         AMOUNT
UTILITIES INDEX FUND                                                      (000)
--------------------------------------------------------------------------------
AT FEBRUARY 29, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $39,567
Undistributed Net Investment Income                                         181
Accumulated Net Realized Gains                                                5
Unrealized Appreciation                                                     767
--------------------------------------------------------------------------------
NET ASSETS                                                              $40,520
================================================================================

VIPER Shares-Net Assets
Applicable to 800,000 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $40,520
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
  VIPER SHARES                                                           $50.65
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

----------------------------------------------------------------------------------------------------------------------
                                                                    Consumer       Consumer
                                                               Discretionary        Staples   Financials  Health Care
                                                                  Index Fund     Index Fund   Index Fund   Index Fund
                                                               -------------------------------------------------------
                                                                           January 26, 2004* to February 29, 2004
----------------------------------------------------------------------------------------------------------------------
                                                                       (000)          (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------
INCOME
  Dividends                                                              $20            $18          $56          $35
----------------------------------------------------------------------------------------------------------------------
    Total Income                                                          20             18           56           35
----------------------------------------------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group-Note B
    Management and Administrative
      Admiral Shares                                                       -              -            -            -
      VIPER Shares                                                         3              4            3            4
  Custodian Fees                                                           2              1            2            1
----------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                         5              5            5            5
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     15             13           51           30
----------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (23)            89           (3)          (2)
----------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         (122)           917          227          (57)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(130)        $1,019         $275         $(29)
======================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                   INFORMATION
                                                                    TECHNOLOGY    MATERIALS    UTILITIES
                                                                    INDEX FUND   INDEX FUND   INDEX FUND
                                                                  ---------------------------------------
                                                                  JANUARY 26, 2004* TO FEBRUARY 29, 2004
                                                                  ---------------------------------------
                                                                         (000)        (000)        (000)
---------------------------------------------------------------------------------------------------------
INCOME
  Dividends                                                                 $8          $61        $190
---------------------------------------------------------------------------------------------------------
  Total Income                                                               8           61         190
---------------------------------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group-Note B
    Management and Administrative
      Admiral Shares                                                         -            -           -
      VIPER Shares                                                           3            4           8
  Custodian Fees                                                             2            1           1
---------------------------------------------------------------------------------------------------------
    Total Expenses                                                           5            5           9
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        3           56         181
---------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                     (34)           1           5
---------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         (1,410)         772         767
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(1,441)        $829        $953
=========================================================================================================

*Inception.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each funds' total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------------------
                                                                    CONSUMER       CONSUMER
                                                               DISCRETIONARY        STAPLES   FINANCIALS  HEALTH CARE
                                                                  INDEX FUND     INDEX FUND   INDEX FUND   INDEX FUND
                                                               -------------------------------------------------------
                                                                           JANUARY 26, 2004* TO FEBRUARY 29, 2004
                                                               -------------------------------------------------------
                                                                       (000)          (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                  $15            $13          $51          $30
  Realized Net Gain (Loss)                                               (23)            89           (3)          (2)
  Unrealized Appreciation (Depreciation)                                (122)           917          227          (57)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                         (130)         1,019          275          (29)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Admiral Shares                                                         -              -            -            -
    VIPER Shares                                                           -              -            -            -
  Realized Capital Gain
    Admiral Shares                                                         -              -            -            -
    VIPER Shares                                                           -              -            -            -
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    -              -            -            -
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS-Note F
  Admiral Shares                                                           -            253          500          250
  VIPER Shares                                                        20,044         20,335       20,208       20,220
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions           20,044         20,588       20,708       20,470
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                           19,914         21,607       20,983       20,441
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                      -              -            -            -
----------------------------------------------------------------------------------------------------------------------
  End of Period                                                       $19,914       $21,607      $20,983      $20,441
======================================================================================================================


--------------------------------------------------------------------------------------------------------
                                                                   INFORMATION
                                                                    TECHNOLOGY    MATERIALS   UTILITIES
                                                                    INDEX FUND   INDEX FUND  INDEX FUND
                                                                 ---------------------------------------
                                                                 JANUARY 26, 2004* TO FEBRUARY 29, 2004
                                                                 ---------------------------------------
                                                                         (000)        (000)       (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $3          $56        $181
  Realized Net Gain (Loss)                                                 (34)           1           5
  Unrealized Appreciation (Depreciation)                                (1,410)         772         767
--------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                         (1,441)         829         953
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Admiral Shares                                                           -            -           -
    VIPER Shares                                                             -            -           -
  Realized Capital Gain
    Admiral Shares                                                           -            -           -
    VIPER Shares                                                             -            -           -
    Total Distributions                                                      -            -           -
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS-Note F
  Admiral Shares                                                             -          600           -
  VIPER Shares                                                          20,356       19,792      39,567
--------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions             20,356       20,392      39,567
--------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                             18,915       21,221      40,520
--------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                        -            -           -
--------------------------------------------------------------------------------------------------------
  End of Period                                                        $18,915      $21,221     $40,520
========================================================================================================

*Inception.

FINANCIAL HIGHLIGHTS

These tables summarize each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CONSUMER DISCRETIONARY INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.09
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .04
  Net Realized and Unrealized Gain (Loss) on Investments                   (.34)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (.30)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $49.79
================================================================================
TOTAL RETURN                                                             -0.60%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $20
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   0.80%**
  Portfolio Turnover Rate                                                  15%**
================================================================================


CONSUMER STAPLES INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.84
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .03
  Net Realized and Unrealized Gain (Loss) on Investments                   2.48
--------------------------------------------------------------------------------
    Total from Investment Operations                                       2.51
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $53.35
================================================================================
TOTAL RETURN                                                               4.94%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $21
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   0.67%**
  Portfolio Turnover Rate                                                  43%**
================================================================================


CONSUMER STAPLES INDEX FUND
ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $25.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .01
  Net Realized and Unrealized Gain (Loss) on Investments                   1.34
--------------------------------------------------------------------------------
    Total from Investment Operations                                       1.35
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $26.35
================================================================================
TOTAL RETURN                                                               5.40%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $0.3
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   0.67%**
  Portfolio Turnover Rate                                                  43%**
================================================================================


*Inception.
**Annualized.
+Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

FINANCIALS INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.51
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .13
  Net Realized and Unrealized Gain (Loss) on Investments                    .55
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .68
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $51.19
================================================================================
TOTAL RETURN                                                               1.35%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $20
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   2.72%**
  Portfolio Turnover Rate                                                  14%**
================================================================================


HEALTH CARE INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.55
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .07
  Net Realized and Unrealized Gain (Loss) on Investments                   (.14)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (.07)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $50.48
================================================================================
TOTAL RETURN                                                             -0.14%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $20
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   1.57%**
  Portfolio Turnover Rate                                                  12%**
================================================================================


FINANCIALS INDEX FUND
ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                      FEB. 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $24.90
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .02
  Net Realized and Unrealized Gain (Loss) on Investments                    .74
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .76
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $25.66
================================================================================
TOTAL RETURN                                                               3.05%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $1
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   2.72%**
  Portfolio Turnover Rate                                                  14%**
================================================================================


HEALTH CARE INDEX FUND
ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                      FEB. 5* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $25.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .04
  Net Realized and Unrealized Gain (Loss) on Investments                   (.11)
--------------------------------------------------------------------------------
    Total from Investment Operations                                       (.07)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $25.26
================================================================================
TOTAL RETURN                                                             -0.28%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $0.2
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   1.57%**
  Portfolio Turnover Rate                                                  12%**
================================================================================
*Inception.
**Annualized.
+Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

INFORMATION TECHNOLOGY INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.89
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .01
  Net Realized and Unrealized Gain (Loss) on Investments                  (3.61)
--------------------------------------------------------------------------------
    Total from Investment Operations                                      (3.60)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $47.29
================================================================================
TOTAL RETURN                                                             -7.07%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $19
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   0.14%**
  Portfolio Turnover Rate                                                   9%**
================================================================================


MATERIALS INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $49.48
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .14
  Net Realized and Unrealized Gain (Loss) on Investments                   1.92
--------------------------------------------------------------------------------
    Total from Investment Operations                                       2.06
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $51.54
================================================================================
TOTAL RETURN                                                               4.16%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $21
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   3.00%**
  Portfolio Turnover Rate                                                   8%**
================================================================================



MATERIALS INDEX FUND
ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                     FEB. 11* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $26.14
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .02
  Net Realized and Unrealized Gain (Loss) on Investments                    .07
--------------------------------------------------------------------------------
    Total from Investment Operations                                        .09
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $26.23
================================================================================
TOTAL RETURN                                                               0.34%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $1
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   3.00%**
  Portfolio Turnover Rate                                                   8%**
================================================================================
*Inception.
**Annualized.
+Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

UTILITIES INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                     JAN. 26* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      FEB. 29, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $49.64
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .23
  Net Realized and Unrealized Gain (Loss) on Investments                    .78
--------------------------------------------------------------------------------
    Total from Investment Operations                                       1.01
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        -
  Distributions from Realized Capital Gains                                   -
--------------------------------------------------------------------------------
    Total Distributions                                                       -
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $50.65
================================================================================
TOTAL RETURN                                                               2.03%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                      $41
  Ratio of Total Expenses to Average Net Assets                          0.28%**
  Ratio of Net Investment Income to Average Net Assets                   5.62%**
  Portfolio Turnover Rate                                                   4%**
================================================================================






SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Sector Index Funds comprise the Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The funds offer two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares were first issued on January 30, 2004, February 4, 2004, February 5, 2004, and February 11, 2004, by the Consumer Staples, Financials, Health Care, and Materials Index Funds, respectively, and are available to any investor who meets the fund's minimum purchase requirements. The Consumer Discretionary, Information Technology, and Utilities Index Funds have not issued any Admiral Shares through February 29, 2004. VIPER Shares were first issued on January 26, 2004, and first offered to the public on January 30, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: Each fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital. No redemption fees were assessed during the period ended February 29, 2004.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                   CAPITAL CONTRIBUTION          PERCENTAGE        PERCENTAGE OF
                            TO VANGUARD             OF FUND           VANGUARD'S
INDEX FUND                        (000)          NET ASSETS       CAPITALIZATION
--------------------------------------------------------------------------------
Consumer Discretionary               $3               0.02%                0.00%
Consumer Staples                      3               0.01                 0.00
Financials                            3               0.01                 0.00
Health Care                           3               0.01                 0.00
Information Technology                3               0.02                 0.00
Materials                             3               0.01                 0.00
Utilities                             3               0.01                 0.00
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The funds' tax-basis capital gains and losses are determined only at the end of the fiscal year.

At February 29, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                        (000)
                                ------------------------------------------------
                                                                  NET UNREALIZED
                                APPRECIATED       DEPRECIATED       APPRECIATION
INDEX FUND                       SECURITIES        SECURITIES     (DEPRECIATION)
--------------------------------------------------------------------------------
Consumer Discretionary                 $606             $(728)            $(122)
Consumer Staples                        968               (51)              917
Financials                              432              (205)              227
Health Care                             426              (483)              (57)
Information Technology                  158            (1,568)           (1,410)
Materials                               903              (131)              772
Utilities                             1,067              (300)              767
--------------------------------------------------------------------------------


D. During the period ended February 29, 2004, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                             (000)
                                               ---------------------------------
INDEX FUND                                     PURCHASES                   SALES
--------------------------------------------------------------------------------
Consumer Discretionary                           $22,036                  $1,976
Consumer Staples                                  24,286                   3,539
Financials                                        22,404                   1,611
Health Care                                       21,901                   1,366
Information Technology                            21,677                   1,317
Materials                                         21,598                   1,171
Utilities                                         40,375                     636
--------------------------------------------------------------------------------

E. The market value of securities on loan to broker/dealers at February 29, 2004, for the Utilities Index Fund was $224,000, for which the fund held cash collateral of $244,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                        JANUARY 26* TO
                                                       FEBRUARY 29, 2004
                                               ---------------------------------
                                                  AMOUNT                  SHARES
INDEX FUND                                         (000)                   (000)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
VIPER Shares
  Issued                                         $20,044                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          20,044                     400
--------------------------------------------------------------------------------
CONSUMER STAPLES
Admiral Shares
  Issued                                            $253                      10
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-Admiral Shares           253                      10
                                               ---------------------------------
VIPER Shares
  Issued                                          20,335                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          20,335                     400
--------------------------------------------------------------------------------
FINANCIALS
Admiral Shares
  Issued                                            $500                      20
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-Admiral Shares           500                      20
                                               ---------------------------------
VIPER Shares
  Issued                                          20,208                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          20,208                     400
--------------------------------------------------------------------------------
HEALTH CARE
Admiral Shares
  Issued                                            $250                      10
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-Admiral Shares           250                      10
                                               ---------------------------------
VIPER Shares
  Issued                                          20,220                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          20,220                     400
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         JANUARY 26* TO
                                                        FEBRUARY 29, 2004
                                               ---------------------------------
                                                  AMOUNT                  SHARES
INDEX FUND                                         (000)                   (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
VIPER Shares
  Issued                                         $20,356                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          20,356                     400
--------------------------------------------------------------------------------
MATERIALS
Admiral Shares
  Issued                                            $600                      23
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-Admiral Shares           600                      23
                                               ---------------------------------
VIPER Shares
  Issued                                          19,792                     400
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          19,792                     400
--------------------------------------------------------------------------------
UTILITIES
VIPER Shares
  Issued                                         $39,567                     800
  Issued in Lieu of Cash Distributions                 -                       -
  Redeemed                                             -                       -
                                               ---------------------------------
    Net Increase (Decrease)-VIPER Shares          39,567                     800
--------------------------------------------------------------------------------




*Inception.

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you-and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

- Determine what asset allocation might best suit your needs-by taking our Investor Questionnaire.

- Find out how much to save for retirement and your children's college education-by using our planning tools.

-    Learn how to achieve your goals-by reading our PlainTalk investment guides.

-    Find your next fund-by using the Compare Funds,  Compare Costs,  and Narrow
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-Lookup fund price,  performance  history,  and  distribution  information-in  a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

     Log on to Vanguard.com to:

- See what you own (at Vanguard and elsewhere) and how your investments are doing.

-    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

-    Analyze your portfolio's holdings and performance.

- Open new accounts, buy and sell shares, and exchange money between funds-securely and easily.

- Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are more powerful options for retirement savers.

Here's how you can exploit your IRA-and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows-currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over-you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a
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CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier
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savings. Our low costs are one reason a Vanguard IRA is such a smart choice.

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Don't spend your retirement assets before you've retired.  When you change jobs, roll your 401(k) or other  employer-sponsored  retirement  plan assets  directly
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If you have  questions  about your IRA,  want to  transfer  an IRA from  another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*      Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)                Board, Chief         The Vanguard Group, Inc., and of each of the investment companies
May 1987              Executive Officer,   served by The Vanguard Group.
                      and Trustee
                      (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS      Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)                (129)                to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA        Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems
                                           (communications components); Board Member of the American Chemistry
                                           Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN       Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN                (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                     products); Director of the Medical Center at Princeton and Women's
July 1998                                  Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL     Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)                (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                                   (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                           Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee              Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)                Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                               Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee              Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)                (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary            Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)                Secretary of The Vanguard Group and of each of the investment
June 2001                                  companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer            Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)                investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------------

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ABOUT OUR COVER
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All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION
This report is intended for the funds'  shareholders.  It may not be distributed
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unless otherwise noted.

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(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


Q4832E042004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WORLD FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  April 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WORLD FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  April 16, 2004

       VANGUARD WORLD FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  April 16, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.